Filed Pursuant to Rule 433 of the Securities Act of 1933, as amended

Registration Statement No. 333-191772

Dated October 17, 2013

HOW IT WORKS EXPLORE STOCK LEARN MORE IPO & TRADE LOG IN SIGNUP THIS TRADING PLATFORM IS MADE OF TURF & HARDWOOD. The first registered trading platform that lets you buy and sell stock linked to the value and performance of a pro athlete brand*. LEARN MORE SIGN ME UP IS IT REAL STOCK? Yes, this is a tracking stock being offered pursuant to a registration statement that has been filed with the Securities and Exchange Commission (SEC). Every share you buy on Fantex represents ownership in the series of common stock of Fantex, Inc. that is linked to the economic performance and value of the brand of a professional athlete - such as income earned from contracts, endorsements and appearance fees. WHAT IS FANTEX, INC.? Fantex, Inc. creates a unique brand building platform for athletes to increase the reach and engagement of their brand. Fantex, Inc. signs a contract with an athlete to acquire a minority interest in their brand and builds a plan with a goal to increase its value, leveraging Fantex, Inc.’s marketing expertise. MORE DETAILS ABOUT FANTEX, INC. TRACKING STOCK To finance the acquisition of the contracts, Fantex, Inc. intends to offer equity securities in Fantex, Inc. and establish a tracking stock linked to the separate economic performance and value of the brand associated with the tracking stock - such as income earned from contracts, endorsements and appearance fees. Fantex, Inc. will typically attribute 95% of the acquired brand income under the brand contract to the tracking stock. In addition Fantex, Inc. will attribute to the brand certain expenses of Fantex, Inc. including in certain cases specified expenses related to other tracking stocks that may be issued in the future. Holders of shares of a tracking stock will have no direct investment in the business or assets attributed to the brand contract, associated brand or athlete. Rather an investment in a tracking stock will represent an ownership interest in Fantex, Inc. as a whole. IS IT REAL MONEY? The dollars, accounts, trades, risks and rewards here are all very real. However, because you can only trade Fantex, Inc. tracking stocks on this platform, there is no assurance as to the development or liquidity of any trading market. WE’RE THE FIRST ONLINE PLATFORM THAT LETS YOU INVEST IN STOCK LINKED TO THE VALUE AND PERFORMANCE OF THE BRAND OF A TOP ATHLETE. LEARN MORE VIEW RISKS This offering Is highly speculative and the securities involve a high degree of risk. Investing in a Fantex, Inc. tracking stock should only be considered by persons who can afford the loss of their entire investment Fantex, Inc. has currently entered into only one brand contract with Arian Foster, an NFL football player. The images on this website depicting other sports are intended to illustrate sports played by athletes that Fantex, Inc. may pursue to enter into brand contracts. Fantex, Inc. Intends to enter into additional brand contracts and issue additional tracking stocks to finance the acquisition of its minority interest in those brands. There is no assurance that Fantex, Inc. will offer additional tracking stocks to reflect the economic performance of brands that play any of the sports depicted on the website. The offering of additional tracking stocks involves risk. * Each Fantex, Inc. tracking stock is intended to track and reflect the separate economic performance of a specific brand contract that Fantex, Inc. has signed with an athlete. However, holders of shares of a Fantex, Inc. tracking stock will have no direct investment in that brand contract, associated brand or athlete. Rather, an investment in a tracking stock will represent an ownership interest in Fantex, Inc. as a whole, which will expose holders to additional risks associated with any individual tracking series that Fantex, Inc. establishes and issues i the future. Each Fantex, Inc. tracking stock is only offered through Fantex Brokerage Services. Fantex Brokerage Services cannot assure you as to the development or liquidity of any trading market for these stocks. Fantex, Inc. has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. This investment is complex, risky and speculative. Before you invest, you should read the prospectus in that registration statement and other documents Fantex, Inc. has filed with the SEC for more complete information about Fantex, Inc. and this offering. You may get these documents for free by visiting EDGAR on the SEC Website at www.sec.gov. Alternatively, Fantex, Inc., any underwriter or any dealer participating in the offering will arrange to send you the prospectus If you request it by calling toll-free 866-315-3482. View the prospectus. This is not an offer to sell, nor a solicitation of an offer to buy, to residents of any state in which registration and other legal requirements have not been fulfilled. Fantex About Explore Stock About Fantex How it Works Press Sign Up Contact Legal Privacy Policy Account AgreementBusiness Continuity Procedures Customer Identification Connect With Us ABOUT SSL CERTIFICATES Copyright 2013. On www.fantex.com all securities mentioned are issued by Fantex, Inc. and the use of “Fantex,” unless otherwise specified, refers to Fantex Brokerage Services. Fantex Brokerage Services LLC and Fantex, Inc. are separate but affiliated companies. Security products are not FDIC insured, are not bank guaranteed and may lose value. Fantex Brokerage Services LLC does not solicit, recommend or offer advice on the investment merits of investing in any securities.

HOW IT WORKS EXPLORE STOCK LEARN MORE IPO & TRADE LOG IN SIGN UP How It Works OVERVIEW OPENING AN ACCOUNT FUNDING AN ACCOUNT IPO TRADING MOBILE WITHDRAWING MONEY SIGN ME UP NOT JUST ANY BROKERAGE SERVICE. Fantex is an all-new marketplace where you can buy and sell shares linked to the value and performance of the brand of an athlete — It’s real money, real investments, and a real athlete’s brand. However, because you can only trade Fantex, Inc. tracking stocks on this platform, there is no assurance as to the development or liquidity of any trading market. OWN STOCK LINKED TO THE VALUE AND PERFORMANCE OF AN ATHLETE’S BRAND*. The stock available is common stock issued by Fantex, Inc. This tracking stock is linked to the economic performance and value of a brand of a professional athlete - such as income earned from contracts, endorsements and appearance fees. FANTEX, INC. IS A BRAND BUILDING COMPANY. Fantex, Inc. creates a unique brand building platform for athletes to increase the reach and engagement of their brand. Fantex, Inc. signs a contract with an athlete to acquire a minority interest in their brand and builds a plan with a goal to increase its value, leveraging its marketing expertise. IT’S A REAL STOCK. The tracking stock offered is pursuant to a registration statement that has been filed with the Securities and Exchange Commission (SEC). MORE DETAILS ABOUT FANTEX, INC. TRACKING STOCK. To finance the acquisition of the contracts, Fantex, Inc. intends to offer equity securities in Fantex, Inc. and establish a tracking stock linked to the separate economic performance and value of the brand associated with the tracking stock - such as income earned from contracts, endorsements and appearance fees. Fantex, Inc. will typically attribute 95% of the acquired brand income under the brand contract to the tracking stock. In addition Fantex, Inc. will attribute to the brand certain expenses of Fantex, Inc. including in certain cases specified expenses related to other tracking stocks that may be issued in the future. Holders of shares of a tracking stock will have no direct investment in the business or assets attributed to the brand contract, associated brand or athlete. Rather an investment in a tracking stock will represent an ownership interest in Fantex, Inc. as a whole. WE’LL LET YOU KNOW IF ANOTHER ONE’S COMING. The only tracking stock available on Fantex is one that has gone through the SEC registration process. The goal is to sign additional athlete brand contracts and offer tracking stocks linked to those brands. If this happens, we’ll notify you both on the website and via email for those who have signed up. ADDING UP ATHLETE BRAND VALUE. An athlete’s brand value is made up of certain income generated throughout both their playing and post-career. This includes income from items such as playing contracts, endorsements, and appearance fees, a percentage of which Fantex, Inc. is entitled to receive under the brand agreement. For more specifics, please review the prospectus for the tracking stock. IT DOESN’T HAVE TO END AT RETIREMENT. This is a stock linked to the value and performance of an athlete’s brand, not the person. When the athlete retires, their brand may or may not continue to generate income into the future (e.g. endorsements, appearances, broadcasting, etc.). As long as the brand continues to generate income as defined in the brand contract Fantex, Inc. is entitled to continue to receive payments pursuant to its brand agreement BUT IF THE BRAND STOPS GENERATING BRAND INCOME... The tracking stock may be converted into Fantex, Inc. Platform common stock. If the tracking stock is converted, then you should not expect many shares of Platform common stock upon conversion. WHAT IS FANTEX, INC. PLATFORM COMMON STOCK? If and when additional brands are added to our platform, Fantex, Inc. Platform common stock is intended to track and reflect the economic performance of all of our tracking brands, by having a small percentage (5%) of acquired brand income from each brand. VIEW RISKS This offering is highly speculative and the securities involve a high degree of risk. Investing in a Fantex, Inc. tracking stock should only be considered by persons who can afford the loss of their entire investment Fantex, Inc. has currently entered into only one brand contract with Arian Foster, an NFL football player. The images on this website depicting other sports are intended to illustrate sports played by athletes that Fantex, Inc. may pursue to enter into brand contracts. Fantex, Inc. intends to enter into additional brand contracts and issue additional tracking stocks to finance the acquisition of its minority interest in those brands. There is no assurance that Fantex, Inc. will offer additional tracking stocks to reflect the economic performance of brands that play any of the sports depicted on the website. The offering of additional tracking stocks involves risk. Each Fantex, Inc. tracking stock is intended to track and reflect the separate economic performance of a specific brand contract that Fantex, Inc. has signed with an athlete. However, holders of shares of a Fantex, Inc. tracking stock will have no direct investment in that brand contract, associated brand or athlete. Rather, an investment in a tracking stock will represent an ownership interest in Fantex, inc. as a whole, which will expose holders to additional risks associated with any individual tracking series that Fantex, Inc. establishes and issues in the future. Each Fantex, Inc. tracking stock is only offered through Fantex Brokerage Services. Fantex Brokerage Services cannot assure you as to the development or liquidity of any trading market for these stocks. Fantex, Inc. has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. This investment is complex, risky and speculative. Before you invest, you should read the prospectus in that registration statement and other documents Fantex, Inc. has filed with the SEC for more complete information about Fantex, Inc. and this offering. You may get these documents for free by visiting EDGAR on the SEC Website at www.sec.gov. Alternatively, Fantex, Inc., any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 866-315-3482. View the prospectus. This is not an offer to sell, nor a solicitation of an offer to buy, to residents of any state in which registration and other legal requirements have not been fulfilled.  Fantex About Explore Stock About Fantex How it Works Press Sign Up Contact Legal Privacy Policy Account Agreement Business Continuity Procedures Customer Identification Connect With Us ABOUT SSL CERTIFICATES Copyright 2013. On www.fantox.com all securities mentioned are issued by Fantex, Inc. end the use of “Fantex,” unless otherwise specified, refers to Fantex Brokerage Services. Fantex Brokerage Services LLC and Fantex, Inc. are separate but affiliated companies. Security products are not FDIC insured, are not bank guaranteed and may lose value. Fantex Brokerage Services LLC does not solicit, recommend or offer advice on the investment merits of investing in any securities.

HOW IT WORKS EXPLORE STOCK LEARN MORE IPO & TRADE LOGIN SIGNUP How It Works OVERVIEW OPENING AN ACCOUNT FUNDING AN ACCOUNT IPO TRADING MOBILE WITHDRAWING MONEY GETTING STARTED. We’ll need the usual things like personal and contact info, including your social security number (for IRS tax reporting purposes) and answers to a few questions to determine your investment profile. ELIGIBILITY. Current eligibility is limited to U.S Residents ages 18 years or older with a physical address in the United States, or its territories. Sorry, no P.O. Boxes. Institutions interested in learning more about opening an account at Fantex Brokerage Services should send their inquiries to: institutions@fantex.com FUND NOW OR FUND LATER. You have the option to fund your account after registering, but it’s not required right away. You’ll still have full access to Fantex features - but you can’t start trading until there’s money in your account. SECURITY OF PERSONAL INFORMATION. WE TAKE IT SERIOUSLY. The security and privacy of your personal information are a big deal to us. Fantex uses a variety of measures to protect your personal information. All customer information is kept confidential with strict physical, electronic and procedural safeguards in place to protect against unauthorized access to your information. VIEW RISKS This offering highly speculative and the securities involve a high degree of risk, Investing in a Fantex, Inc. tracking stock should only be considered by persons who can afford the loss of their entire investment Fantex, Inc. has currently entered into only one brand contract with Arian Foster, an NFL football player. The images on this website depicting other sports are intended to illustrate sports played by athletes that Fantex, Inc. may pursue to enter into brand contracts. Fantex, Inc. intends to enter into additional brand contracts and issue additional tracking stocks to finance the acquisition of its minority interest in those brands. There is no assurance that Fantex, Inc. will offer additional tracking stocks to reflect the economic performance of brands that play any of the sports depicted on the website. The offering of additional tracking stocks involves risk. * Each Fantex, Inc. tracking stock is intended to track and reflect the separate economic performance of a specific brand contract that Fantex, Inc. has signed with an athlete. However, holders of shares of a Fantex, Inc. tracking stock will have no direct investment in that brand contract, associated brand or athlete. Rather, an investment in a tracking stock will represent an ownership interest in Fantex, Inc. as a whole, which will expose holders to additional risks associated with any individual tracking series that Fantex, Inc. establishes and issues in the future. Each Fantex, Inc. tracking stock is only offered through Fantex Brokerage Services. Fantex Brokerage Services cannot assure you as to the development or liquidity of any trading market for these stocks. Fantex, Inc. has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. This investment is complex, risky and speculative. Before you invest, you should read the prospectus in that registration statement and other documents Fantex, Inc. has filed with the SEC for more complete information about Fantex, Inc. and this offering. You may get these documents for free by visiting EDGAR on the SEC Website at www.sec.gov. Alternatively, Fantex, Inc., any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 866-315-3482. View the prospectus. This is not an offer to sell, nor a solicitation of an offer to buy, to residents of any state in which registration and other legal requirements have not been fulfilled. Fantex About Explore Stock About Fantex How it Works Press Sign Up Contact Legal Privacy Policy Account Agreement Business Continuity Procedures Customer Identification Connect With Us ABOUT SSL CERTIFICATES Copyright 2013. On www.fantex.com all securities mentioned are issued by Fantex, Inc. and the use of Fantex,” unless otherwise specified, refers to Fantex Brokerage Services. Fantex Brokerage Services LLC and Fantex, Inc. are separate but affiliated companies. Security products are not FDIC Insured, are not bank guaranteed and may lose value. Fantex Brokerage Services LLC does not solicit, recommend or offer advice on the investment merits of investing in any securities.

HOW IT WORKS EXPLORE STOCK LEARN MORE IPO & TRADE LOGIN SIGN UP How It Works OVERVIEW OPENING AN ACCOUNT FUNDING AN ACCOUNT IPO TRADING MOBILE WITHDRAWING MONEY IT ALL STARTS WITH AN IPO. An “Initial Public Offering” (IPO) is when the Fantex, Inc. tracking stock linked to the value and performance of the athlete brand is made available for sale to the public. AND IT GOES SOMETHING LIKE THIS. First, Fantex, Inc. files the registration statement with the SEC with info on the tracking stock being publicly offered. The registration statement contains the prospectus, which has important information about Fantex, Inc., the associated brand contract and brand, including information about the associated athlete and his playing contract and endorsements, the offering size and risks you should know about before making any decision to invest It also includes the methodology and assumptions used by Fantex, Inc. to determine the initial value of the brand and how Fantex, Inc. intends to help increase the potential brand value through its marketing activities. Soon after the registration statement is posted, we start taking reservations for the shares. Remember, if demand for the offering is higher than the number of shares being offered, you might not be allocated all, or any, of the shares you reserved. If demand for the offering is less than the number of shares being offered, Fantex, Inc. may cancel the offering, in which case you would not be allocated any of the shares you reserved. THE FANTEX ARIAN FOSTER IPO IS $10 PER SHARE. Check out the prospectus to see the total number of shares issued. YOU’LL KNOW IF ONE’S COMING. We’ll send you an email - as a heads up - if a new Fantex, Inc. tracking stock is being offered, with a link to the prospectus describing the athlete brand linked to that tracking stock. RESERVATIONS. If you want to participate in the upcoming IPO, you’ll need to place a reservation through the Fantex site. A reservation does not guarantee that you will be allocated shares. IPO ELIGIBILITY. If you want to participate in the IPO, you need to have a funded Fantex account and enough funds available to cover the cost of your order. Otherwise, the reservation won’t go through. And, depending on what state you live in or based on answers you gave to create your investment profile during registration, some IPO reservation restrictions may apply. VIEW RISKS This offering highly speculative and the securities involve a high degree of risk, Investing in a Fantex, Inc. tracking stock should only be considered by persons who can afford the loss of their entire investment Fantex, Inc. has currently entered into only one brand contract with Arian Foster, an NFL football player. The images on this website depicting other sports are intended to illustrate sports played by athletes that Fantex, Inc. may pursue to enter into brand contracts. Fantex, Inc. intends to enter into additional brand contracts and issue additional tracking stocks to finance the acquisition of its minority interest in those brands. There is no assurance that Fantex, Inc. will offer additional tracking stocks to reflect the economic performance of brands that play any of the sports depicted on the website. The offering of additional tracking stocks involves risk. * Each Fantex, Inc. tracking stock is intended to track and reflect the separate economic performance of a specific brand contract that Fantex, Inc. has signed with an athlete. However, holders of shares of a Fantex, Inc. tracking stock will have no direct investment in that brand contract, associated brand or athlete. Rather, an investment in a tracking stock will represent an ownership interest in Fantex, Inc. as a whole, which will expose holders to additional risks associated with any individual tracking series that Fantex, Inc. establishes and issues in the future. Each Fantex, Inc. tracking stock is only offered through Fantex Brokerage Services. Fantex Brokerage Services cannot assure you as to the development or liquidity of any trading market for these stocks. Fantex, Inc. has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. This investment is complex, risky and speculative. Before you invest, you should read the prospectus in that registration statement and other documents Fantex, Inc. has filed with the SEC for more complete information about Fantex, Inc. and this offering. You may get these documents for free by visiting EDGAR on the SEC Website at www.sec.gov. Alternatively, Fantex, Inc., any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 866-315-3482. View the prospectus. This is not an offer to sell, nor a solicitation of an offer to buy, to residents of any state in which registration and other legal requirements have not been fulfilled. Fantex About Explore Stock About Fantex How it Works Press Sign Up Contact Legal Privacy Policy Account Agreement Business Continuity Procedures Customer Identification Connect With Us ABOUT SSL CERTIFICATES Copyright 2013. On www.fantex.com all securities mentioned are issued by Fantex, Inc. end the use of “Fantex,” unless otherwise specified, refers to Fantex Brokerage Services. Fantex Brokerage Services LLC and Fantex, Inc. are separate but affiliated companies. Security products are not FDIC insured, are not bank guaranteed and may lose value. Fantex Brokerage Services LLC does not solicit, recommend or offer advice on the investment merits of investing in any securities.

HOW IT WORKS EXPLORE STOCK LEARN MORE IPO & TRADE LOG IN SIGN UP How It Works SIGN ME UP OVERVIEW OPENING AN ACCOUNT FUNDING AN ACCOUNT IPO TRADING MOBILE WITHDRAWING MONEY SIGN ME UP BUYING & SELLING. Fantex works on a “bid” (buy) and “ask” (sell) system. Before you buy, we encourage you to read the prospectus and understand the risks. Hit the “Buy/Sell” link then check out the Buyer/Seller list. If you see something you like, enter your bid price and see if a seller accepts it. Selling works the same as buying, but in reverse. Instead of a bid, you’ll enter an “ask” price (together with a share amount) - if a buyer accepts, your shares are sold. However, because you can only trade Fantex, Inc. tracking stocks on this platform, there is no assurance as to the development or liquidity of any trading market. FEES. The standard transaction fee is 1% on the total amount of your trade. ONLY LIMIT ORDERS ALLOWED. A Limit Order is a buy/sell order for stock at a specific price. If you put out a “Buy Limit Order” for a stock at, say $10, you won’t pay anything above $10, excluding fees. A “Sell Limit Order” works the same way but sets your asking price so that it wont sell for anything under your minimum - sorry, no shorting or market orders allowed. FANTEX MARKET HOURS. Regular trading hours are Monday-Friday, 12 p.m. to 8 p.m. ET. CHECK THE BUYER/SELLER LIST. The buyer/seller list shows you what prices other investors are asking or bidding for different shares of the tracking stock. It simply tells you what’s on the market and for what price. It’s also a handy tool to gauge price range and market interest before putting in a bid of your own or deciding to sell shares you hold. THERE ARE NO MINIMUMS ON SHARES. We don’t have a minimum share requirement on either buying or selling shares. DIVIDEND POLICY. The Fantex, Inc. board of directors is permitted, but not required, to declare and pay dividends on a Fantex tracking stock in accordance with Delaware General Corporation Law. VIEW RISKS This offering is highly speculative and the securities involve a high degree of risk. Investing in a Fantex, Inc. tracking stock should only be considered by persons who can afford the loss of their entire Investment Fantex, Inc. has currently entered into only one brand contract with Arian Foster, an NFL football player. The images on this website depicting other sports are intended to illustrate sports played by athletes that Fantex, Inc. may pursue to enter into brand contracts. Fantex, Inc. intends to enter into additional brand contracts and issue additional tracking stocks to finance the acquisition of Its minority interest in those brands. There is no assurance that Fantex, Inc. will offer additional tracking stocks to reflect the economic performance of brands that play any of the sports depicted on the website. The offering of additional tracking stocks involves risk. * Each Fantex, Inc. tracking stock is intended to track and reflect the separate economic performance of a specific brand contract that Fantex, Inc. has signed with an athlete. However, holders of shares of a Fantex, Inc. tracking stock will have no direct investment in that brand contract, associated brand or athlete. Rather, an investment in a tracking stock will represent an ownership interest in Fantex, Inc. as a whole, which will expose holders to additional risks associated with any individual tracking series that Fantex, Inc. establishes and issues in the future. Each Fantex, Inc. tracking stock is only offered through Fantex Brokerage Services. Fantex Brokerage Services cannot assure you as to the development or liquidity of any trading market for these stocks. Fantex, Inc. has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. This investment is complex, risky and speculative. Before you invest, you should read the prospectus in that registration statement and other documents Fantex, Inc. has filed with the SEC for more complete Information about Fantex, inc. and this offering. You may get these documents for free by visiting EDGAR on the SEC Website at www.sec.gov. Alternatively, Fantex, Inc., any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 866-315-3482. View the prospectus. This is not an offer to sell, nor a solicitation of an offer to buy, to residents of any state in which registration and other legal requirements have not been fulfilled. Fantex About Explore Stock About Fantex How it Works Press Sign Up Contact Legal Privacy Policy Account Agreement Business Continuity Procedures Customer Identification Connect With Us ABOUT SSL CERTIFICATES Copyright 2013. On www.fantex.com all securities mentioned are issued by Fantex, Inc. end the use of Fantex,” unless otherwise specified, refers to Fantex Brokerage Services. Fantex Brokerage Services LLC and Fantex, Inc. are separate but affiliated companies. Security products are not FDIC Insured, are not bank guaranteed and may lose value. Fantex Brokerage Services LLC does not solicit, recommend or offer advice on the investment merits of investing in any securities.

HOW IT WORKS EXPLORE STOCK LEARN MORE IPO & TRADE LOG IN SIGN UP How It Works OVERVIEW OPENING AN ACCOUNT FUNDING AN ACCOUNT IPO TRADING MOBILE WITHDRAWING MONEY COMING SOON... It’s called the Fantex app and will work on iPhone® and Android™ devices. That means tablets too. We’ll notify you when the app is available! VIEW RISKS SIGN ME UP This offering is highly speculative and the securities involve a high degree of risk. Investing in a Fantex, Inc. tracking stock should only be considered by persons who can afford the loss of their entire investment Fantex, Inc. has currently entered into only one brand contract with Arian Foster, an NFL football player. The Images on this website depicting other sports are intended to illustrate sports played by athletes that Fantex, Inc. may pursue to enter into brand contracts. Fantex, Inc. intends to enter into additional brand contracts and issue additional tracking stocks to finance the acquisition of its minority interest in those brands. There is no assurance that Fantex, Inc. will offer additional tracking stocks to reflect the economic performance of brands that play any of the sports depicted on the website. The offering of additional tracking stocks involves risk. * Each Fantex, Inc. tracking stock is intended to track and reflect the separate economic performance of a specific brand contract that Fantex, Inc. has signed with an athlete. However, holders of shares of a Fantex, Inc. tracking stock will have no direct Investment in that brand contract, associated brand or athlete. Rather, an investment in a tracking stock will represent an ownership interest in Fantex, Inc. as a whole, which will expose holders to additional risks associated with any individual tracking series that Fantex, Inc. establishes and issues in the future. Each Fantex, Inc. tracking stock is only offered through Fantex Brokerage Services. Fantex Brokerage Services cannot assure you as to the development or liquidity of any trading market for these stocks. Fantex, Inc. has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. This investment is complex, risky and speculative. Before you invest, you should read the prospectus in that registration statement and other documents Fantex, Inc. has filed with the SEC for more complete information about Fantex, Inc. and this offering. You may get these documents for free by visiting EDGAR on the SEC Website at www.sec.gov. Alternatively, Fantex, Inc., any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 866-315-3482. View the prospectus. This is not an offer to sell, nor a solicitation of an offer to buy, to residents of any state in which registration and other legal requirements have not been fulfilled.  Fantex About Explore Stock About Fantex How It Works Press Sign Up Contact Legal Privacy Policy Account Agreement Business Continuity Procedures Customer Identification Connect With Us ABOUT SSL CERTIFICATES Copyright 2013. On www.fantex.com all securities mentioned are issued by Fantex, Inc. end the use of “Fantex,” unless otherwise specified, refers to Fantex Brokerage Services. Fantex Brokerage Services LLC and Fantex, Inc. are separate but affiliated companies. Security products are not FDIC insured, are not bank guaranteed and may lose value. Fantex Brokerage Services LLC does not solicit, recommend or offer advice on the investment merits of investing in any securities.

HOW IT WORKS EXPLORE STOCK LEARN MORE IPO & TRADE LOG IN SIGN UP How It Works OVERVIEW OPENING AN ACCOUNT FUNDING AN ACCOUNT IPO TRADING MOBILE WITHDRAWING MONEY SIGN ME UP THREE WAYS TO FUND. Funding your Fantex account can be done in one of three ways - electronic transfer (most common), wire transfer (quickest) or sending in a check by “snail mail”. All you have to do is choose the one that works best for you. NO MINIMUMS REQUIRED. There’s no minimum requirement to fund your account. Just make sure you’ve got enough money in there to cover your order (including fees) before hitting that “buy” or “reserve” button. A FEW DAYS AND YOU’RE GOOD TO GO. The time it takes for funds to hit your account depends on the funding method. For electronic transfers, money should show up in 4-5 business days. Wire transfers will usually show up within 1 business day. NO FEES TO FUND. We don’t charge any fees to fund your Fantex account. However, depending on what method you select, your bank might. Check with them to make sure. ELECTRONIC TRANSFER VS. WIRE TRANSFER. The key differences between the two are speed and cost. Electronic transfers may take a few days but are cheaper (in most cases free). Wire transfers are fast, often within the same day but typically have a fee charged by your bank. VIEW RISKS This offering is highly speculative and the securities involve a high degree of risk. Investing in a Fantex, Inc. tracking stock should only be considered by persons who can afford the loss of their entire investment Fantex, Inc. has currently entered into only one brand contract with Arian Foster, an NFL football player. The Images on this website depicting other sports are intended to illustrate sports played by athletes that Fantex, Inc. may pursue to enter into brand contracts. Fantex, Inc. intends to enter into additional brand contracts and issue additional tracking stocks to finance the acquisition of its minority interest in those brands. There is no assurance that Fantex, Inc. will offer additional tracking stocks to reflect the economic performance of brands that play any of the sports depicted on the website. The offering of additional tracking stocks involves risk. * Each Fantex, Inc. tracking stock is intended to track and reflect the separate economic performance of a specific brand contract that Fantex, Inc. has signed with an athlete. However, holders of shares of a Fantex, Inc. tracking stock will have no direct investment in that brand contract, associated brand or athlete. Rather, an Investment in a tracking stock will represent an ownership interest in Fantex, Inc. as a whole, which will expose holders to additional risks associated with any individual tracking series that Fantex, Inc. establishes and issues in the future. Each Fantex, Inc. tracking stock is only offered through Fantex Brokerage Services. Fantex Brokerage Services cannot assure you as to the development or liquidity of any trading market for these stocks. Fantex, Inc. has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. This investment is complex, risky and speculative. Before you invest, you should read the prospectus in that registration statement and other documents Fantex, Inc. has filed with the SEC for more complete information about Fantex, Inc. and this offering. You may get these documents for free by visiting EDGAR on the SEC Website at www.sec.gov. Alternatively, Fantex, Inc., any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 866-315-3482. View the prospectus. This is not an offer to sell, nor a solicitation of an offer to buy, to residents of any state in which registration and other legal requirements have not been fulfilled.  Fantex About Explore Stock About Fantex How It Works Press Sign Up Contact Legal Privacy Policy Account Agreement Business Continuity Procedures Customer Identification Connect With Us ABOUT SSL CERTIFICATES Copyright 2013. On www.fantex.com all securities mentioned are issued by Fantex, Inc. and the use of “Fantex,” unless otherwise specified, refers to Fantex Brokerage Services. Fantex Brokerage Services LLC and Fantex, Inc. are separate but affiliated companies. Security products are not FDIC Insured, are not bank guaranteed and may lose value. Fantex Brokerage Services LLC does not solicit, recommend or offer advice on the investment merits of investing in any securities.

HOW IT WORKS EXPLORE STOCK LEARN MORE IPO & TRADE LOG IN SIGN UP OVERVIEW OPENING AN ACCOUNT FUNDING AN ACCOUNT IPO TRADING MOBILE WITHDRAWING MONEY SIGN ME UP WITHDRAWING MONEY IN YOUR ACCOUNT. Just fill out a form and tell us where to send it. Electronic transfer or check, it’s up to you. FEES. Electronic Transfers are free, and there is a fee on check requests. WHEN YOU GET THE MONEY IN YOUR ACCOUNT IS UP TO YOU. Like depositing funds, getting them back depends on the method. The most common method of electronic transfer usually takes 4-5 business days. VIEW RISKS This offering is highly speculative and the securities involve a high degree of risk. Investing in a Fantex, Inc. tracking stock should only be considered by persons who can afford the loss of their entire investment Fantex, Inc. has currently entered into only one brand contract with Arian Foster, an NFL football player. The images on this website depicting other sports are intended to illustrate sports played by athletes that Fantex, Inc. may pursue to enter into brand contracts. Fantex, Inc. intends to enter into additional brand contracts and issue additional tracking stocks to finance the acquisition of its minority interest in those brands. There is no assurance that Fantex, Inc. will offer additional tracking stocks to reflect the economic performance of brands that play any of the sports depicted on the website. The offering of additional tracking stocks involves risk. Each Fantex, Inc. tracking stock is intended to track and reflect the separate economic performance of a specific brand contract that Fantex, Inc. has signed with an athlete. However, holders of shares of a Fantex, Inc. tracking stock will have no direct investment in that brand contract, associated brand or athlete. Rather, an investment in a tracking stock will represent an ownership interest in Fantex, Inc. as a whole, which will expose holders to additional risks associated with any individual tracking series that Fantex, Inc. establishes and issues in the future. Each Fantex, Inc. tracking stock is only offered through Fantex Brokerage Services. Fantex Brokerage Services cannot assure you as to the development or liquidity of any trading market for these stocks. Fantex, Inc. has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. This investment is complex, risky and speculative. Before you invest, you should read the prospectus in that registration statement and other documents Fantex, Inc. has filed with the SEC for more complete information about Fantex, Inc. and this offering. You may get these documents for free by visiting EDGAR on the SEC Website at www.sec.gov. Alternatively, Fantex, Inc., any underwriter or any dealer participating In the offering will arrange to send you the prospectus if you request it by calling toll-free 866-315-3482. View the prospectus. This is not an offer to sell, nor a solicitation of an offer to buy, to residents of any state in which registration and other legal requirements have not been fulfilled.  Fantex About Explore Stock About Fantex How It Works Press Sign Up Contact Legal Privacy Policy Account Agreement Business Continuity Procedures Customer Identification Connect With Us ABOUT SSL CERTIFICATES Copyright 2013. On www.fantex.com all securities mentioned are issued by Fantex, Inc. end the use of “Fantex,” unless otherwise specified, refers to Fantex Brokerage Services. Fantex Brokerage Services LLC and Fantex, Inc. are separate but affiliated companies. Security products are not FDIC Insured, are not bank guaranteed and may lose value. Fantex Brokerage Services LLC does not solicit, recommend or offer advice on the investment merits of investing in any securities.

HOW IT WORKS EXPLORE STOCK LEARN MORE IPO & TRADE LOGIN SIGNUP SIGN UP FOR FANTEX YOUR EMAIL STATE OF RESIDENCE By clicking the sign up button you agree to our Privacy and Customer Identification policies. Institutions interested in learning more about opening an account at Fantex Brokerage Services should send their inquiries to: institutions@fantex.com WE’RE THE FIRST REGISTERED TRADING PLATFORM THAT LETS YOU INVEST IN STOCK LINKED TO THE VALUE AND PERFORMANCE OF A PRO ATHLETE BRAND*. IS IT REAL STOCK? Yes, this is a tracking stock being offered pursuant to a registration statement that has been filed with the Securities and Exchange Commission (SEC). Every share you buy on Fantex represents ownership in the series of common stock of Fantex, Inc. that is linked to the economic performance and value of the brand of a professional athlete - such as income earned from contracts, endorsements and appearance fees. WHAT IS FANTEX, INC.? Fantex, Inc. creates a unique brand building platform for athletes to increase the reach and engagement of their brand. Fantex, Inc. signs a contract with an athlete to acquire a minority interest in their brand and builds a plan with a goal to increase its value, leveraging its marketing expertise. MORE DETAILS ABOUT FANTEX, INC. TRACKING STOCK To finance the acquisition of the contracts, Fantex, Inc. intends to offer equity securities in Fantex, Inc. and establish a tracking stock linked to the separate economic performance and value of the brand associated with the tracking stock - such as income earned from contracts, endorsements and appearance fees. Fantex, Inc. will typically attribute 95% of the acquired brand income under the brand contract to the tracking stock. In addition Fantex, Inc. will attribute to the brand certain expenses of Fantex, Inc. including in certain cases specified expenses related to other tracking stocks that may be issued in the future. Holders of shares of a tracking stock will have no direct investment in the business or assets attributed to the brand contract, associated brand or athlete. Rather an investment in a tracking stock will represent an ownership interest in Fantex, Inc. as a whole. IS IT REAL MONEY? The dollars, accounts, trades, risks and rewards here are all very real. At Fantex, you can buy and sell shares of Fantex, Inc. stock linked to the value and performance of a brand of a pro athlete. It’s a real marketplace with real money. However, because you can only trade Fantex, Inc. tracking stocks on this platform, there is no assurance as to the development or liquidity of any trading market. LEARN MORE ABOUT FANTEX VIEW RISKS This offering Is highly speculative and the securities involve a high degree of risk. Investing in a Fantex, Inc. tracking stock should only be considered by persons who can afford the loss of their entire Investment Fantex, Inc. has currently entered into only one brand contract with Arian Foster, an NFL football player. The images on this website depicting other sports are intended to illustrate sports played by athletes that Fantex, Inc. may pursue to enter into brand contracts. Fantex, Inc. intends to enter into additional brand contracts and Issue additional tracking stocks to finance the acquisition of its minority interest in those brands. There is no assurance that Fantex, Inc. will offer additional tracking stocks to reflect the economic performance of brands that play any of the sports depicted on the website. The offering of additional tracking stocks involves risk. * Each Fantex, Inc. tracking stock is intended to track and reflect the separate economic performance of a specific brand contract that Fantex, Inc. has signed with an athlete. However, holders of shares of a Fantex, Inc. tracking stock will have no direct investment in that brand contract, associated brand or athlete. Rather, an investment in a tracking stock will represent an ownership interest in Fantex, Inc. as a whole, which will expose holders to additional risks associated with any individual tracking series that Fantex, Inc. establishes and issues in the future. Each Fantex, Inc. tracking stock is only offered through Fantex Brokerage Services. Fantex Brokerage Services cannot assure you as to the development or liquidity of any trading market for these stocks. Fantex, Inc. has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. This investment is complex, risky and speculative. Before you invest, you should read the prospectus in that registration statement and other documents Fantex, Inc. has filed with the SEC for more complete information about Fantex, Inc. and this offering. You may get these documents for free by visiting EDGAR on the SEC Website at www.sec.gov. Alternatively, Fantex, Inc., any underwriter or any dealer participating In the offering will arrange to send you the prospectus if you request it by calling toll-free 866-315-3482. View the prospectus. This is not an offer to sell, nor a solicitation of an offer to buy, to residents of any state in which registration and other legal requirements have not been fulfilled. Fantex About Explore Stock About Fantex How it Works Press Sign Up Contact Legal Privacy Policy Account Agreement Business Continuity Procedures Customer Identification Connect With Us ABOUT SSL CERTIFICATES Copyright 2013. On www.fantex.com all securities mentioned are issued by Fantex, Inc. end the use of “Fantex,” unless otherwise specified, refers to Fantex Brokerage Services. Fantex Brokerage Services LLC and Fantex, Inc. are separate but affiliated companies. Security products are not FDIC insured, are not bank guaranteed and may lose value. Fantex Brokerage Services LLC does not solicit, recommend or offer advice on the investment merits of investing in any securities.

STEP 1: GET STARTED STEP 2: ACCOUNT INFORMATION STEP 3: REVIEWS & AGREE WELCOME TO FANTEX! In order to place a reservation for an IPO or purchase a Fantex, Inc. security you must first fund your account. FUNDING YOUR ACCOUNT CAN BE DONE IN 1 OF 3 WAYS: 4-5 Business Days 1 Business Day 7 -10 Business Days No Fee Applicable fees may apply No Fee Deposit from home Deposit from the bank Send via U.S. Mail OR FUND YOUR ACCOUNT LATER VIEW RISKS This offering is highly speculative and the securities involve a high degree of risk. Investing in a Fantex, Inc. tracking stock should only be considered by persons who can afford the loss of their entire investment. Fantex, Inc. has currently entered into only one brand contract with Arian Foster, an NFL football player. The images on this website depicting other sports are intended to illustrate sports played by athletes that Fantex, Inc. may pursue to enter into brand contracts. Fantex, Inc intends to enter into additional brand contracts and issue additional tracking stocks to finance the acquisition of its minority interest in those brands. There is no assurance that Fantex, Inc will offer additional tracking stocks to reflect the economic performance of brands that play any of the sports depicted on the website. The offering of additional tracking stocks involves risk. * Each Fantex, Inc. tracking stock is intended to track and reflect the separate economic performance of a specific brand contract that Fantex, Inc has signed with an athlete. However, holders of shares of a Fantex, Inc. tracking stock will have no direct investment In that brand contract, associated brand or athlete. Rather, an investment in a tracking stock will represent an ownership interest In Fantex, Inc. as a whole, which will expose holders to additional risks associated with any individual tracking series that Fantex, Inc. establishes and issues in the future. Each Fantex, Inc. tracking stock is only offered through Fantex Brokerage Services. Fantex Brokerage Services cannot assure you as to the development or liquidity of any trading market for these stocks. Fantex, Inc. has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. This investment is complex, risky and speculative. Before you invest, you should read the prospectus in that registration statement and other documents Fantex, Inc. has filed with the SEC for more complete information about Fantex, Inc and this offering. You may get these documents for free by visiting EDGAR on the SEC Website at www.sec.gov. Alternatively, Fantex, Inc, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 866-315-3482. View the prospectus. This is not an offer to sell, nor a solicitation of an offer to buy, to residents of any state in which registration and other legal requirements have not been fulfilled. Fantex About Explore Stock About Fantex How It Works Press Sign Up Contact Legal Privacy Policy Account Agreement Business Continuity Procedures Customer Identification Connect With Us ABOUT SSL CERTIFICATES Copyright 2013. On www.fantex.com all securities mentioned are issued by Fantex, Inc. end the use of “Fantex,” unless otherwise specified, refers to Fantex Brokerage Services. Fantex Brokerage Services LLC and Fantex, Inc. are separate but affiliated companies. Security products are not FDIC insured, are not bank guaranteed and may lose value. Fantex Brokerage Services LLC does not solicit, recommend or offer advice on the investment merits of nvesting in any securities.

FANTEX PORTFOLIO MANAGE INVESTMENT EXPLORE STOCK IPO & TRADE BYING POWER $0.00 TRANSACTIONS O. OPEN ACCOUNT ANDREW BERGER (Andrew’s Portfolio) Here is the Fantex, Inc. stock you own TOTAL PORTFOLIO VALUE $0.00 o.oo o.oo% Tue, Oct 15, 2013 4:53 PM EDT PORTFOLIO OVERVIEW STOCK VALUE $0.00 CASH BALANCE $0.00 PORTFOLIO VALUE $0.00 YOUR BUYING POWER IS: $0.00 - ADD FUNDS GETTING STARTED In order to place a reservation for an IPO or purchase a Fantex, Inc. stock you must first fund your account. Click the button below to get started. OPEN ORDERS Fantex, Inc. Stock Details Status FUND YOUR ACCOUNT YOU CURRENTLY DON’T HAVE ANY OPEN ORDERS. EXPLORE STOCK VIEW RISKS This offering is highly speculative and the securities involve a high degree of risk. Investing in a Fantex, Inc. tracking stock should only be considered by persons who can afford the loss of their entire investment Fantex, Inc. has currently entered into only one brand contract with Arian Foster, an NFL football player. The images on this website depicting other sports are intended to illustrate sports played by athletes that Fantex, Inc. may pursue to enter into brand contracts. Fantex, Inc. intends to enter into additional brand contracts and issue additional tracking stocks to finance the acquisition of its minority interest in those brands. There is no assurance that Fantex, Inc. will offer additional tracking stocks to reflect the economic performance of brands that play any of the sports depicted on the website. The offering of additional tracking stocks involves risk. * Each Fantex, Inc. tracking stock is intended to track and reflect the separate economic performance of a specific brand contract that Fantex, Inc. has signed with an athlete. However, holders of shares of a Fantex, Inc. tracking stock will have no direct investment in that brand contract, associated brand or athlete. Rather, an investment in a tracking stock will represent an ownership interest in Fantex, Inc. as a whole, which will expose holders to additional risks associated with any individual tracking series that Fantex, Inc. establishes and issues in the future. Each Fantex, Inc. tracking stock is only offered through Fantex Brokerage Services. Fantex Brokerage Services cannot assure you as to the development or liquidity of any trading market for these stocks. Fantex, Inc. has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. This investment is complex, risky and speculative. Before you invest, you should read the prospectus in that registration statement and other documents Fantex, Inc has filed with the SEC for more complete information about Fantex, Inc. and this offering. You may get these documents for free by visiting EDGAR on the SEC Website at www.sec.gov. Alternatively, Fantex, Inc., any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 866-315-3482. View the prospectus. This is not an offer to sell, nor a solicitation of an offer to buy, to residents of any state in which registration and other legal requirements have not been fulfilled. Fantex Explore Stock How It Works About About Fantex Press Contact Legal Privacy Policy Account Agreement Business Continuity Procedures Customer Identification Connect With Us SIPC ABOUT SSL CERTIFICATES Copyright 2013, On www.fantex.Com all securities mentioned are Issued by Fantex, Inc. and the use of “Fantex” unless otherwise specified, refers to Fantex Brokerage Services. Fantex Brokerage Services LLC and Fantex, Inc. are separate but affiliated companies. Security products are not FDIC Insured, are not bank guaranteed and may lose value. Fantex Brokerage Services LLC does not solicit, recommend or offer advice on the Investment merits of Investing in any securities.

FANTEX PORTFOLIO MANAGE INVESTMENT EXPLORE STOCK IPO & TRADE BYING POWER $1,000.00 TRANSACTIONS O. OPEN ACCOUNT AARON RELPH (Aaron’s Portfolio) Here is the Fantex, Inc. stock you own TOTAL PORTFOLIO VALUE $1,000.00 0.00 0.00% Tue, Oct 15, 2013 5:35 PM EDT PORTFOLIO OVERVIEW STOCK VALUE $0.00 CASH BALANCE $1,000.00 PORTFOLIO VALUE $1,000.00 YOUR FUNDS ARE AVAILABLE Your account is now funded and available for use. YOUR BUYING POWER IS: $1,000.00 OPEN ORDERS Fantex, Inc. Stock Details Status WHAT’S NEXT? Now that your account is funded, you have the ability to buy a Fantex, Inc. Stock or reserve shares in a Fantex, Inc. IPO. To get started, check out the Explore Stock page to find an investment you might be interested in. YOU CURRENTLY DON’T HAVE ANY OPEN ORDERS. EXPLORE STOCK VIEW RISKS This offering is highly speculative and the securities involve a high degree of risk. Investing in a Fantex, Inc. tracking stock should only be considered by persons who can afford the loss of their entire investment Fantex, Inc. has currently entered into only one brand contract with Arian Foster, an NFL football player. The images on this website depicting other sports are intended to illustrate sports played by athletes that Fantex, Inc. may pursue to enter into brand contracts. Fantex, Inc. intends to enter into additional brand contracts and issue additional tracking stocks to finance the acquisition of its minority interest in those brands. There is no assurance that Fantex, Inc. will offer additional tracking stocks to reflect the economic performance of brands that play any of the sports depicted on the website. The offering of additional tracking stocks involves risk. * Each Fantex, Inc. tracking stock is intended to track and reflect the separate economic performance of a specific brand contract that Fantex, Inc. has signed with an athlete. However, holders of shares of a Fantex, Inc. tracking stock will have no direct investment in that brand contract, associated brand or athlete. Rather, an Investment in a tracking stock will represent an ownership interest in Fantex, Inc. as a whole, which will expose holders to additional risks associated with any individual tracking series that Fantex, Inc. establishes and issues in the future. Each Fantex, Inc. tracking stock is only offered through Fantex Brokerage Services. Fantex Brokerage Services cannot assure you as to the development or liquidity of any trading market for these stocks. Fantex, Inc. has filed a registration statement pncluding a prospectus) with the SEC for the offering to which this communication relates. This investment is complex, risky and speculative. Before you invest, you should read the prospectus in that registration statement and other documents Fantex, Inc. has filed with the SEC for more complete information about Fantex, Inc. and this offering. You may get these documents for free by visiting EDGAR on the SEC Website at www.sec.gov. Alternatively, Fantex, Inc, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 866-315-3482. View the prospectus. This is not an offer to sell, nor a solicitation of an offer to buy, to residents of any state in which registration and other legal requirements have not been fulfilled. Fantex Explore Stock How ft Works About About Fantex Press Contact Legal Privacy Policy Account Agreement Business Continuity Procedures Customer Identification Connect With Us ABOUT SSL CERTIFICATES Copyright 2013, On www.fantex.Com all securities mentioned are issued by Fantex, Inc. and the use of “Fantex”, unless otherwise specified, refers to Fantex Brokerage Services. Fantex Brokerage Services LLC and Fantex, Inc. are separate but affiliated companies. Security products are not FDIC insured, are not bank guaranteed and may lose value. Fantex Brokerage Services LLC does not solicit, recommend or offer advice on the Investment merits of Investing in any securities.

FANTEX PORTFOLIO MANAGE INVESTMENT EXPLORE STOCK IPO & TRADE BUYING POWER $1,000.00 TRANSACTIONS 0 OPEN ACCOUNT AARON RELPH EXPLORE STOCK UPCOMING IPO FANTEX ARIAN FOSTER IPO COMING SOON This tracking stock is intended to reflect the separate economic performance of a specific brand contract that Fantex, Inc. has signed with an athlete. This is not a direct investment in that athlete or brand contract. It represents an ownership interest in Fantex, Inc. Fantex cannot assure you as to the development or liquidity of any trading market for this stock. IPO PRICE 10.00 ESTIMATED CLOSING TBD SHARES BEING OFFERED 1,055,000 VIEW RISKS This offering is highly speculative and the securities involve a high degree of risk. Investing in a Fantex, Inc. tracking stock should only be considered by persons who can afford the loss of their entire investment Fantex, Inc. has currently entered into only one brand contract with Arian Foster, an NFL football player. The images on this website depicting other sports are intended to illustrate sports played by athletes that Fantex, Inc. may pursue to enter Into brand contracts. Fantex, Inc. intends to enter into additional brand contracts and issue additional tracking stocks to finance the acquisition of its minority interest in those brands. There is no assurance that Fantex, Inc. will offer additional tracking stocks to reflect the economic performance of brands that play any of the sports depicted on the website. The offering of additional tracking stocks involves risk. * Each Fantex, Inc. tracking stock is intended to track and reflect the separate economic performance of a specific brand contract that Fantex, Inc. has signed with an athlete. However, holders of shares of a Fantex, Inc. tracking stock will have no direct investment in that brand contract, associated brand or athlete. Rather, an Investment in a tracking stock will represent an ownership interest in Fantex, Inc. as a whole, which will expose holders to additional risks associated with any individual tracking series that Fantex, Inc. establishes and issues in the future. Each Fantex, Inc. tracking stock is only offered through Fantex Brokerage Services. Fantex Brokerage Services cannot assure you as to the development or liquidity of any trading market for these stocks. Fantex, Inc. has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. This investment is complex, risky and speculative. Before you invest, you should read the prospectus in that registration statement and other documents Fantex, Inc. has filed with the SEC for more complete information about Fantex, Inc. and this offering. You may get these documents for free by visiting EDGAR on the SEC Website at www.sec.gov. Alternatively, Fantex, Inc. any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 866-315-3482. View the prospectus. This is not an offer to sell, nor a solicitation of an offer to buy, to residents of any state in which registration and other legal requirements have not been fulfilled. Fantex Explore Stock How it Works About About Fantex Press Contact Legal Privacy Policy Account Agreement Business Continuity Procedures Customer Identification Connect With Us SIPC ABOUT SSL CERTIFICATES Copyright 2013, On www.fantex.com all securities mentioned are issued by Fantex, Inc, and the use of “Fantex,” unless otherwise specified, refers to Fantex Brokerage Services. .Fantex Brokerage Services LLC and Fantex, Inc. are separate but affiliated companies. Security products are not FDIC Insured, are not bank guaranteed and may lose value. Fantex Brokerage Services LLC does not solicit recommend or offer advice on the Investment merits of Investing In any securities.

FANTEX PORTFOLIO MANAGE INVESTMENT EXPLORE STOCK IPO & TRADE BUYING POWER $1,000.00 TRANSACTIONS 0 OPEN ACCOUNT AARON RELPH RESERVATION PERIOD IS COMING SOON. FANTEX ARIAN FOSTER This tracking stock is intended to reflect the separate economic performance of a specific brand contract that Fantex, Inc. has signed with an athlete. This is not a direct investment in that athlete or brand contract. It represents an ownership interest in Fantex, Inc. Fantex cannot assure you as to the development or liquidity of any trading market for this stock. RESERVE IPO SHARES READ THE PROSPECTUS VIEW RISKS IPO PRICE 10.00 ESTIMATED CLOSING TBD SHARES AVAILABLE 1,055,000 UNDERWRITER Fantex Brokerage Services, LLC QUALIFIED INDEPENDENT UNDERWRITER Stifel, Nicolaus & Company, Incorporated OVERVIEW BRAND CONTRACT BRAND INFO ABOUT FANTEX, INC. Fantex, Inc. is a brand acquisition, digital advertising and brand development company whose focus is on acquiring minority interests in the income associated with the brands of professional athletes, entertainers and other high-profile individuals and assisting such individuals in enhancing the reach and value of their respective brands. Fantex, Inc. intends to focus its business on the following core areas: THE BRAND Evaluation Prior to entering into a brand contract, Fantex, Inc conducts a detailed evaluation of the contract party and the brand to determine whether, in its opinion, they would be a suitable brand with the potential to generate significant brand income. Fantex, Inc. considers a brand to be a distillation of a complex set of associations people make with respect to an individual, including performance, appearance, history and personal story, products or services they are associated with, public statements or positions on matters of public concern, how an individual acts or the image they project to the world. Fantex, Inc. seeks brands that convey images and associations that Fantex, Inc. believes will be recognized and valued in the market place. Acquisition Fantex, Inc. believes that it has extensive industry contacts among the board of directors, employees, consultants and advisors of the company and affiliates, which it will utilize to access individuals and brands that meet its criteria. Through its contacts, Fantex, Inc. seeks to establish working relationships with these brands and their key advisors to begin the process of educating them about Fantex, Inc.’s business and the benefits of a brand contract and a continuing relationship. Fantex, Inc. enters into an arm’s-length negotiation primarily to finalize a purchase price, the percentage of acquired brand income and the scope of brand income, including whether or not there would be any specific exclusions. ENHANCING BRAND INCOME Increasing Brand Reach and Consumer Engagement Fantex, Inc. intends to build a portfolio of brands and enhance the value of these acquired brands via technology and leveraging the company’s marketing, advertising and strategic partnering expertise in collaboration with the contract parties. Fantex, Inc. believes that developing a diverse portfolio of global brands will enable the company to increase brand reach across its portfolio and allow the company to provide unique insights that contract parties may employ to increase consumer awareness of their brands and Fantex, Inc.’s brands more generally. Fantex, Inc. expects to leverage its expertise to assist and supplement the company’s contract parties’ efforts to extend the reach of their brands across multiple marketing mediums, including broadcast, print and digital. Monetization of the Brand In addition to Fantex, Inc.’s services intended to help optimize the reach of the brand and consumer engagement, the company intends to provide advice to contract parties based on its experience that would aid them in obtaining more attractive terms in their negotiations with future sponsors. Fantex, Inc. believes that building critical mass with a portfolio of brands will enable the company to generate meaningful data based on the brands and the continual monitoring of the marketplace, including best practices with respect to consumer engagement and other critical drivers of brand value as well as data on demographic metrics and other data relative to brands and their performance. Fantex, Inc. believes that this information and its marketing insights will assist its contract parties to more accurately evaluate their brand value in the marketplace and potentially increase future endorsement payments and brand longevity. ABOUT FANTEX, INC. TRACKING STOCK A Fantex, Inc. tracking stock is intended to reflect the separate economic performance of a brand. Fantex, Inc. will attribute the following assets and liabilities to a brand: 95% of the brand income acquired pursuant to the brand contract entered into between Fantex, Inc. and an individual athlete or high-profile individual. Brand income can consist of income earned pursuant to an athlete’s playing contract and related income received from activities such as endorsements or broadcasting; Any and all liabilities, costs and expenses incurred by Fantex, Inc. after the offering of a tracking stock that are directly attributable to the brand, such as direct costs arising out of the promotion of the brand or arising out of or related to the maintenance and enforcement of the brand contract; A pro rata share of general liabilities, costs and expenses not directly attributable to any specific tracking stock (calculated based on the attributable brand income). Attributable expenses would include, for example, a pro rata portion of the service fee Fantex, Inc. pays to its parent company pursuant to the management agreement between Fantex, Inc. and its parent company (5% of Fantex, Inc.’s cash receipts). Holders of shares of a Fantex, Inc. tracking stock will have no direct investment in the businesses or assets attributed to the brand linked to the tracking stock. Rather, an investment in a Fantex, Inc. tracking stock will represent an ownership interest in Fantex, Inc. as a whole. FANTEX, INC. BOARD OF DIRECTORS The Fantex, Inc. board is comprised of seven directors including Dave Beime, Chairman and Buck French, CEO. The five directors below are “independent” directors per NASDAQ standards. DIRECTOR TERDEMA USSERY PRESIDENT AND CHIEF EXECUTIVE OFFICER OF THE DALLAS MAVERICKS Terdema is currently the President and Chief Executive Officer of the Dallas Mavericks and previously served as Chief Executive Officer of HDNet LLC. Terdema also serves as an Alternate Governor for the Mavericks on the NBA Board of Governors. Terdema received a B.A. from Princeton’s Woodrow Wilson School of Public and International Affairs, an M.P.A. from John F. Kennedy School of Government at Harvard University and a J.D. from the University of California at Berkeley in 1987. DIRECTOR JOHN H. COSTELLO PRESIDENT, GLOBAL MARKETING & INNOVATION AT DUNKIN’ BRANDS GROUP John is currently the President, Global Marketing and Innovation, for Dunkin’ Brands Group, Inc. He has global responsibility for Dunkin’ Donuts and Baskin Robbins advertising, marketing, consumer engagement, digital, social and loyalty initiatives, sports and entertainment marketing, consumer and business intelligence and field marketing. John has served as Executive Vice President of Merchandising and Marketing at The Home Depot, Senior Executive Vice President of Sears, CEO of MVP.com, Chief Global Marketing Officer of Yahoo! and President and COO of Nielsen Marketing Research U.S. DIRECTOR RONALD MACHTLEY PRESIDENT BYRANT UNIVERSITY Ronald is currently the President of Bryant University and was previously a Republican member of the United States House of Representatives from Rhode Island. Ronald also currently serves on the boards of directors of Amica Insurance Company, Cranston Print Works, Inc., Rhode Island Foundation and Preservation Society of Newport, among other organizations. Ronald received a B.S. from the United States Naval Academy and a J.D. from Suffolk University Law School. DIRECTOR SHAHAN SOGHIKIAN CO-FOUNDER & MANAGING DIRECTOR OF PANORAMA CAPITAL Shahan is a co-founder and Managing Director of Panorama Capital, a venture capital firm, which invests in early to mid-stage technology and life sciences companies. Shahan began his investment career when he joined JPMorgan Partners in 1990, where he most recently served as head of its venture capital program until the formation of Panorama in 2006. Shahan received a B.A. in Biology from Pitzer College and an M.B.A. from the UCLA Anderson School of Management. DIRECTOR C.WILLIAM HOSLER CHIEF FINANCIAL OFFICER AND DIRECTOR OF CATELLUS ACQUISITION COMPANY LLC Bill brings to the Board significant experience in investment and finance, as well as his experience as a Chief Financial Officer of a publicly traded company. He currently serves as Chief Financial Officer and a director of Catellus Acquisition Company, LLC. Bill has held CFO positions at Marcus & Millichap Holding Companies, Mirion Technologies, Catellus Development Corporation, and Morgan Stanley Real Estate Funds. Bill received a B.S. in Chemical Engineering from the University of Notre Dame and an M.B.A from the University of Virginia. VIEW RISKS This offering is highly speculative and the securities involve a high degree of risk. Investing in a Fantex, Inc. tracking stock should only be considered by persons who can afford the loss of their entire investment Fantex, Inc. has currently entered Into only one brand contract with Arian Foster, an NFL football player. The images on this website depicting other sports are intended to illustrate sports played by athletes that Fantex, Inc. may pursue to enter into brand contracts. Fantex, Inc. intends to enter into additional brand contracts and issue additional tracking stocks to finance the acquisition of its minority interest In those brands. There is no assurance that Fantex, Inc. will offer additional tracking stocks to reflect the economic performance of brands that play any of the sports depicted on the website. The offering of additional tracking stocks Involves risk. * Each Fantex, Inc. tracking stock is intended to track and reflect the separate economic performance of a specific brand contract that Fantex, Inc. has signed with an athlete. However, holders of shares of a Fantex, Inc. tracking stock will have no direct investment in that brand contract associated brand or athlete. Rather, an investment in a tracking stock will represent an ownership interest in Fantex, Inc. as a whole, which will expose holders to additional risks associated with any individual tracking series that Fantex, Inc. establishes and issues in the future. Each Fantex, Inc. tracking stock is only offered through Fantex Brokerage Services. Fantex Brokerage Services cannot assure you as to the development or liquidity of any trading market for these stocks. Fantex, Inc. has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. This investment is complex, risky and speculative. Before you invest, you should read the prospectus in that registration statement and other documents Fantex, Inc. has filed with the SEC for more complete information about Fantex, Inc. and this offering. You may get these documents for free by visiting EDGAR on the SEC Website at www.sec.gov. Alternatively, Fantex, Inc., any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 866-315-3482. View the prospectus. This is not an offer to sell, nor a solicitation of an offer to buy, to residents of any state in which registration and other legal requirements have not been fulfilled. Fantex Explore Stock How it Works About About Fantex Press Contact Legal Privacy Policy Account Agreement Business Continuity Procedures Customer Identification Connect With Us SIPC ABOUT SSL CERTIFICATES Copyright 2013, On www.fantex.com all securitles mentloned are issued by Fantex, Inc. and the use of “Fantex,” unless otherwise specified, refers to Fantex Brokerage Services. Fantex Brokerage Services LLC and Fantex, Inc. are separate but affiliated companies. Security products are not FDIC Insured, are not bank guaranteed and may lose value. Fantex Brokerage Services LLC does not solicit recommend or offer advice on the Investment merits of Investing In any securities.

PORTFOLIO MANAGE INVESTMENT EXPLORE STOCK IPO & TRADE BUYING POWER $0.00 TRANSACTIONS 0 OPEN ACCOUNT AARON RELPH RESERVATION PERIOD IS COMING SOON. FANTEX ARIAN FOSTER This tracking stock is intended to reflect the separate economic performance of a specific brand contract that Fantex, Inc. has signed with an athlete. This is not a direct investment in that athlete or brand contract. It represents an ownership interest in Fantex, Inc. Fantex cannot assure you as to the development or liquidity of any trading market for this stock. RESERVE IPO SHARES READ THE PROSPECTUS VIEW RISKS IPO PRICE 10.00 ESTIMATED CLOSING TBD SHARES AVAILABLE 1,055,000 UNDERWRITER Fantex Brokerage Services, LLC QUALIFIED INDEPENDENT UNDERWRITER Stifel, Nicolaus & Company, Incorporated OVERVIEW BRAND CONTRACT BRAND INFO BRAND CONTRACT (Information updated as of October 17, 2013) The information below is a summary of currently effective contracts of Arian Foster that are included in his brand income, as defined in the contract between Arian Foster and Fantex, Inc. Fantex, Inc. has acquired 20% interest in Arian Foster’s brand income as defined in the contract with Fantex, Inc. View the prospectus. INCLUDED CONTRACTS COUNTERPARTY TYPE OF CONTRACT PRODUCT CATEGORY Houston Texans NFL Player Contract N/A Under Armour, Inc. Endorsement Retail Clothing and Equipment Kroger Texas LP Endorsement Grocery ProCamps, Ltd. Endorsement Sports Camps Gamebreaker Sports LLC Endorsement Sports Memorabilia Health Warrior, Inc. Endorsement Superfoods Saatchi and Saatchi North America, Inc. Commercial Automotive Pro Player Merch LLC Licensed Apparel Retail Clothing and Equipment First Pick Productions LLC Performer Daily Contract (Acting) N/A BRAND INCOME DEFINITION FOR ARIAN FOSTER Brand Income as defined in the brand contract between Fantex, Inc. and Arian Foster is the gross monies that Arian Foster receives from and after February 28, 2013 generally as a result of his skills and brand, including salary and wages from being an NFL football player and related fields (including activities in a non-NFL football league), which consists of other compensation from his involvement in coaching, football camps, television or Internet programming (with respect to which he either performs in the role of a professional or amateur football player, or performs as himself), radio (terrestrial or satellite), motion picture (solely to the extent Arian Foster appears as himself, such as in a documentary, or is an actor in a motion picture playing the role of himself or an amateur or professional football), literary works the subject of which is Arian Foster, publications, personal appearances, memorabilia signings and events, and the use of Arian Foster’s name, voice, likeness, biography or talents for purposes of advertising and trade, including without limitation sponsorships, endorsements, merchandising and appearances. Income that is excluded from brand income consists of any revenues resulting from Arian Foster’s investments in stocks or other equity, bonds, commodities, derivatives or real estate, so long as such stocks or other equity, bonds, commodities, derivatives or real estate are not received by Arian Foster as compensation for activities (including licensing of rights) as a professional football player or related activities, any income received from employment, services rendered or other activities not related to professional football, any reasonable reimbursement of incidental expenses actually incurred by Arian Foster, including without limitation, travel, lodging, per diem and other incidental expenses, or the value of any such items paid by a third party on Arian Foster’s behalf, certain future pension and benefit payments under the NFL-NFLPA Collective Bargaining Agreement, or CBA, except that income deferred pursuant to Article 26, Section 6 of such CBA shall not be deemed to be future pension payments and as such, shall be included in brand income; merchandise, services or service plans or merchandise, service or service plan credit that is immaterial in the overall context of the applicable endorsement deal, and the following specifically excluded income: • Income derived from: motion pictures and television (unless, in each case, Arian Foster either performs in the role of a professional or amateur football player, or performs as himself), music (including writing, recording, publishing, artist management, touring), children’s books, and any and all merchandising and exploitation rights relating to any of these foregoing excluded categories; • Any and all cash or other consideration, in any form whatsoever, received by Arian Foster from the following entities (or their affiliates as of February 28, 2013): (A) Fuse Science, Inc. and (B) Mobli Media Inc.; $6.25 million received by Arian Foster in March 2013 as the final payment to him from the Texans for his signing bonus from the March 5, 2012 contract with the Texans; or Any merchandise credit (or value thereof) payable to Arian Foster pursuant to the agreement, dated effective as of March 1, 2012, between Arian Foster and Under Armour, Inc. and any merchandise credit of the same or lesser value in any renewals, extensions or amendments and/or restatements thereof. VIEW RISKS This offering is highly speculative and the securities Involve a high degree of risk. Investing In a Fantex, Inc. tracking stock should only be considered by persons who can afford the loss of their entire investment Fantex, Inc. has currently entered into only one brand contract with Arian Foster, an NFL football player. The images on this website depicting other sports are intended to illustrate sports played by athletes that Fantex, Inc. may pursue to enter into brand contracts. Fantex, inc. intends to enter Into additional brand contracts and issue additional tracking stocks to finance the acquisition of its minority interest in those brands. There is no assurance that Fantex, Inc. will offer additional tracking stocks to reflect the economic performance of brands that play any of the sports depicted on the website. The offering of additional tracking stocks involves risk. * Each Fantex, Inc. tracking stock is intended to track and reflect the separate economic performance of a specific brand contract that Fantex, Inc. has signed with an athlete. However, holders of shares of a Fantex, Inc. tracking stock will have no direct investment in that brand contract, associated brand or athlete. Rather, an Investment in a tracking stock will represent an ownership interest in Fantex, Inc. as a whole, which will expose holders to additional risks associated with any individual tracking series that Fantex, Inc. establishes and issues in the future. Each Fantex, Inc. tracking stock Is only offered through Fantex Brokerage Services. Fantex Brokerage Services cannot assure you as to the development or liquidity of any trading market for these stocks. Fantex, Inc. has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. This investment is complex, risky and speculative. Before you invest, you should read the prospectus in that registration statement and other documents Fantex, Inc. has filed with the SEC for more complete information about Fantex, Inc. and this offering. You may get these documents for free by visiting EDGAR on the SEC Website at www.sec.gov. Alternatively, Fantex, Inc., any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 866-315-3482. View the prospectus. This is not an offer to sell, nor a solicitation of an offer to buy, to residents of any state in which registration and other legal requirements have not been fulfilled. Fantex Explore Stock How It Works About About Fantex Press Contact Legal Privacy Policy Account Agreement Business Continuity Procedures Customer Identification Connect With Us ABOUT SSL CERTIFICATES Copyright 2013. On www.fantex.com all securities mentioned are issued by Fantex, Inc. and the use of “Fantex,” unless otherwise specified, refers to Fantex Brokerage Services. Fantex Brokerage Services LLC and Fantex, Inc. are separate but affiliated companies. Security products are not FDIC Insured, are not bank guaranteed and may lose value. Fantex Brokerage Services LLC does not solicit, recommend or offer advice on the investment merits of investing in any securities.

PORTFOLIO MANAGE INVESTMENT EXPLORE STOCK IPO & TRADE BUYING POWER $1,000.00 TRANSACTIONS 0 OPEN ACCOUNT AARON RELPH RESERVATION PERIOD IS COMING SOON. FANTEX ARIAN FOSTER This tracking stock is intended to reflect the separate economic performance of a specific brand contract that Fantex, Inc. has signed with an athlete. This is not a direct investment in that athlete or brand contract. It represents an ownership interest in Fantex, Inc. Fantex cannot assure you as to the development or liquidity of any trading market for this stock. RESERVE IPO SHARES READ THE PROSPECTUS VIEW RISKS IPO PRICE 10.00 ESTIMATED CLOSING TBD SHARES AVAILABLE 1,055,000 UNDERWRITER Fantex Brokerage Services, LLC QUALIFIED INDEPENDENT UNDERWRITER Stifel, Nicofaus & Company, Incorporated OVERVIEW BRAND CONTRACT BRAND INFO ABOUT THE BRAND (Information updated as of October 17, 2013) Arian Foster is a running back for the Houston Texans, or the Texans, in the NFL. He has been in the NFL since 2009. Arian Foster attended the University of Tennessee, where he was the starting running back for three seasons. Arian Foster went undrafted in the 2009 draft and signed with the Texans as an undrafted free agent. Arian Foster was born on August 24, 1986 and is 27 years old as of October 17, 2013. He currently lives in Houston, Texas with his wife, daughter and son. BRAND POSITIONING Fantex, Inc.’s vision for a brand identity for Arian Foster is to associate him as a “trailblazer.” Arian Foster is a modern-day professional athlete who wants to combine his on-field accomplishments with a desire and confidence to forge his own path in his off-field interests, including poetry, philosophy, humanitarian interests, music and acting. For example, Arian Foster appeared as himself on an episode of the television series Hawaii Five-O, and has also been cast as a professional running back in a new Kevin Costner film, Draft Day. Arian Foster is more interested in being interested than being known as interesting. By being the first athlete to sign a brand contract with Fantex, Inc. he is helping trailblaze a path for others and helping Fantex, Inc. in its mission to improve how athlete brands are defined and enhanced. For complete description, please view the prospectus. VIEW RISKS This offering is highly speculative and the securities involve a high degree of risk. Investing in a Fantex, Inc. tracking stock should only be considered by persons who can afford the loss of their entire investment Fantex, Inc. has currently entered into only one brand contract with Arian Foster, an NFL football player. The images on this website depicting other sports are intended to illustrate sports played by athletes that Fantex, Inc. may pursue to enter Into brand contracts. Fantex, Inc. intends to enter into additional brand contracts and issue additional tracking stocks to finance the acquisition of its minority interest in those brands. There is no assurance that Fantex, Inc. will offer additional tracking stocks to reflect the economic performance of brands that play any of the sports depicted on the website. The offering of additional tracking stocks involves risk. * Each Fantex, Inc. tracking stock is intended to track and reflect the separate economic performance of a specific brand contract that Fantex, Inc. has signed with an athlete. However, holders of shares of a Fantex, Inc. tracking stock will have no direct investment in that brand contract, associated brand or athlete. Rather, an Investment in a tracking stock will represent an ownership Interest in Fantex, Inc. as a whole, which will expose holders to additional risks associated with any individual tracking series that Fantex, Inc. establishes and issues in the future. Each Fantex, Inc. tracking stock is only offered through Fantex Brokerage Services. Fantex Brokerage Services cannot assure you as to the development or liquidity of any trading market for these stocks. Fantex, Inc. has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. This investment is complex, risky and speculative. Before you invest, you should read the prospectus in that registration statement and other documents Fantex, Inc. has filed with the SEC for more complete information about Fantex, Inc. and this offering. You may get these documents for free by visiting EDGAR on the SEC Website at www.sec.gov. Alternatively, Fantex, Inc. any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 866-315-3482. View the prospectus. This is not an offer to sell, nor a solicitation of an offer to buy, to residents of any state in which registration and other legal requirements have not been fulfilled. Fantex Explore Stock How It Works About About Fantex Press Contact Legal Privacy Policy Account Agreement Business Continuity Procedures Customer Identification Connect With Us ABOUT SSL CERTIFICATES Copyright 2013. On www.fantex.com all securities mentioned are issued by Fantex, Inc. and the use of “Fantex,” unless otherwise specified, refers to Fantex Brokerage Services. Fantex Brokerage Services LLC and Fantex, Inc. are separate but affiliated companies. Security products are not FDIC insured, are not bank guaranteed and may lose value. Fantex Brokerage Services LLC does not solicit, recommend or offer advice on the investment merits of investing in any securities.

Buying Power: S . IPO SHARES: Reservation for Fantex Arian Foster Prior to reserving 25 shares of Fantex Arian Foster. Fantex recommends that you review the prospectus. Fantex does not guarantee that your order will be filled. Quantity; Cost per Share: Subtotal: 25 Estimated Total: CONFIRM RESERVATION IPO PRICE SHARES BEING OFFERED ESTIMATED CLOSING CONFIRM RESERVATION REAL TIME Mon, Feb 11, 2013, 11:07 AM EST - Fantex Market closes in 4 hrs 53 minutes Fantex, Inc. Intends to enter Into brand contracts with athletes, entertainers and other high profile Individuals pursuant to which Fantex, Inc will acquire a minority Interest equal to a certain percentage of the Income of the athlete, entertainer and high profile Individual receives after the contract date, subject to specific exceptions. To finance the acquisition of the contracts, Fantex, Inc. Intends to offer equity securities In Fantex, Inc. and establish a tracking stock linked to the separate economic performance and value of the brand associated to the tracking stock -such as income earned from contracts, endorsements and appearance fees. Fantex. Inc. wJH typically attribute 95% of the acquired brand Income under the brand contract to the tracking stock. In addition Fantex, Inc. will attribute to the brand certain expenses of Fantex, Inc. Including In certain cases specified expenses related to other tracking stocks that may be Issued In the future. Holders of shares of a tracking stock will have no direct Investment In the business or assets attributed to the brand contract associated brand or athlete. Rather an investment In a tracking stock will represent an ownership Interest In Fantex, Inc. as a whole* VIEW RISKS This offering is highly speculative and the securities involve a high degree of risk. Investing in a Fantex, Inc. tracking stock should only be considered by persons who can afford the loss of their entire investment. Fantex, Inc. has currently entered into only one brand contract with Arian Foster, an NFL football player. The images on this website depleting other sports are intended to illustrate sports played by athletes that Fantex, Inc. may pursue to enter into brand contracts. Fantex, Inc. intends to enter into additional brand contracts and issue additional tracking stocks to finance the acquisition of its minority interest in those brands. There is no assurance that Fantex, Inc. will offer additional tracking stocks to reflect the economic performance of brands that play any of the sports depicted on the website. The offering of additional tracking stocks involves risk. * Each Fantex, Inc. tracking stock is intended to track and reflect the separate economic performance of a specific brand contract that Fantex, Inc. has signed with an athlete. However, holders of shares of a Fantex, Inc. tracking stock will have no direct investment in that brand contract, associated brand or athlete. Rather, an investment in a tracking stock will represent an ownership interest in Fantex, Inc. as a whole, which will expose holders to additional risks associated with any individual tracking series that Fantex, Inc. establishes and issues in the future. Each Fantex, Inc. tracking stock is only offered through Fantex Brokerage Services. Fantex Brokerage Services cannot assure you as to the development or liquidity of any trading market for these stocks. Fantex, Inc. has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. This investment is complex, risky and speculative. Before you Invest, you should read the prospectus in that registration statement and other documents Fantex, Inc. has filed with the SEC for more complete information about Fantex, Inc. and this offering. You may get these documents for free by visiting EDGAR on the SEC Website at www.sec.gov. Alternatively, Fantex, Inc., any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 866-315-3482. View the prospectus. This is not an offer to sell, nor a solicitation of an offer to buy, to residents of any state in which registration and other legal requirements have not been fulfilled. Fantex Explore Stock How it Works Help About About Fantex Jobs Press Contact Legal Privacy Policy Account Agreement Business Continuity Procedures Customer Identification Connect With Us Norton SECURED Powered by verisign ABOUT SSL CERTIFICATES Copyright 2013. On www.fantex.com all securities mentioned are issued by Fantex, Inc. and the use of “Fantex,” unless otherwise specified, refers to Fantex Brokerage Services. Fantex Brokerage Services LLC and Fantex Inc. are separate but affiliated companies. Security products are not FDIC insured, are not bank guaranteed and may lose value. Fantex Brokerage LLC does not solicit, recommend or offer advice on the investment merits of investing in any securities.

FANTEX Berokerage Services PORTFOLIO MANAGE INVESTMENT EXPLORE STOCK IPO & TRADE IPO RESERVATION HAS BEEN MADE You RESERVED 10 SHARES of Fantex Arian Foster at 10.00/share. Your reservation does not guarantee you’ll receive any or all of the shares requested. VIEW TRANSACTION VIEW YOUR PORTFOLIO BUYING POWER $900.00 TRANSACTIONS 1 OPEN ACCOUNT AARON RELPH ACCOUNT PCBULKX XGVCEl 10 RESERVED IPO SHARES RECEIPT FOR YOUR IPO RESERVATION Shares Reserved: Price Per Share: Subtotal: 10 10 @ $10.00

$100.00 Total:$100.00 What’s Next? Soon after the IPO Reservation period ends we will allocate shares and you will be notified. Remember, if demand for the offering is higher than the number of shares being offered, you might not be allocated all, or any of the the shares you reserved. If demand for the offering is less than then number of shares being offered, Fantex, Inc. may cancel the offering, in which case you would not be allocated any of the shares you reserved and your money would be returned to your account You will be asked to reconfirm your reservation if either of the following occur:  More than 15 days have elapsed since you submitted your reservation •There is a material change to the prospectus If you fail to re-confirm your reservation, it will be cancelled. After you place your reservation, you may modify or cancel your reservation at anytime prior to acceptance by us. At least 8 hours prior to accepting your reservation, we will notify you that the offering has been declared effective. VIEW RISKS This offering is highly speculative and the securities involve a high degree of risk. Investing in a Fantex, Inc. tracking stock should only be considered by persons who can afford the loss of their entire investment Fantex, Inc. has currently entered into only one brand contract with Arian Foster, an NFL football player. The images on this website depicting other sports are intended to illustrate sports played by athletes that Fantex, Inc. may pursue to enter into brand contracts. Fantex, Inc. intends to enter into additional brand contracts and issue additional tracking stocks to finance the acquisition of its minority interest in those brands. There is no assurance that Fantex, Inc. will offer additional tracking stocks to reflect the economic performance of brands that play any of the sports depicted on the website. The offering of additional tracking stocks involves risk. * Each Fantex, Inc. tracking stock is intended to track and reflect the separate economic performance of a specific brand contract that Fantex, Inc. has signed with an athlete. However, holders of shares of a Fantex, Inc. tracking stock will have no direct investment in that brand contract, associated brand or athlete. Rather, an investment in a tracking stock will represent an ownership interest in Fantex, Inc. as a whole, which will expose holders to additional risks associated with any individual tracking series that Fantex, Inc. establishes and issues in the future. Each Fantex, Inc. tracking stock is only offered through Fantex Brokerage Services. Fantex Brokerage Services cannot assure you as to the development or liquidity of any trading market for these stocks. Fantex, Inc. has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. This investment is complex, risky and speculative. Before you invest, you should read the prospectus in that registration statement and other documents Fantex, Inc. has filed with the SEC for more complete information about Fantex, Inc. and this offering. You may get these documents for free by visiting EDGAR on the SEC Website at www.sec.gov. Alternatively, Fantex, Inc., any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 866-315-3482. View the prospectus. This is not an offer to sell, nor a solicitation of an offer to buy, to residents of any state in which registration and other legal requirements have not been fulfilled. Fantex Explore Stock How It Works About About Fantex Press Contact Legal Privacy Policy Account Agreement Business Continuity Procedures Customer Identification Connect With Us ABOUT SSL CERTIFICATES Copyright 2013. On www.fantex.com all securities mentioned are issued by Fantex, Inc. and the use of “Fantex,” unless otherwise specified, refers to Fantex Brokerage Services. Fantex Brokerage Services LLC and Fantex, Inc. are separate but affiliated companies. Security products are not FDIC Insured, are not bank guaranteed and may lose value. Fantex Brokerage Services LLC does not solicit, recommend or offer advice on the investment merits of investing in any securities.

HOW IT WORKS LEARN MORE EXPLORE STOCK IPO & TRADE LOG IN SIGN UP ABOUT US Based in San Francisco, Fantex Brokerage Services (FBS) is the world’s first registered trading platform that lets you invest in Fantex, Inc. tracking stock linked to the value and performance of a professional athlete brand. Fantex Holdings is the parent company to both FBS and Fantex, Inc. Fantex, Inc., is a brand building company, which purchases a minority interest in an athlete brand and works to increase the value of this brand. In order to fund the purchase, Fantex, Inc. develops a tracking stock that is linked to the economic performance of the brand. The tracking stock is to be offered pursuant to a registration statement filed with the Securities and Exchange Commission. PRESS THE TEAM FANTEX BROKERAGE SERVICES FANTEX HOLDINGS BOARD & ADVISORS DAVID BEIRNE CO-FOUNDER AND CHAIRMAN BUCK FRENCH CO-FOUNDER AND CEO DAVE MULLIN CO-FOUNDER AND CPO RAJNEEL GANJOO VP PRODUCT DEVELOPMENT DAVID PUTNAM VP PRODUCT MANAGEMENT BEN SCHECHTER VP MARKETING BILL GARVEY CHIEF LEGAL OFFICER VIEW RISKS This offering is highly speculative and the securities involve a high degree of risk. Investing in a Fantex, Inc. tracking stock should only be considered by persons who can afford the loss of their entire investment. Fantex, Inc. has currently entered into only one brand contract with Arian Foster, an NFL football player. The images on this website depicting other sports are intended to illustrate sports played by athletes that Fantex, Inc. may pursue to enter into brand contracts. Fantex, Inc. intends to enter into additional brand contracts and issue additional tracking stocks to finance the acquisition of its minority interest in those brands. There is no assurance that Fantex, Inc. will offer additional tracking stocks to reflect the economic performance of brands that play any of the sports depicted on the website. The offering of additional tracking stocks involves risk. * Each Fantex, Inc. tracking stock is intended to track and reflect the separate economic performance of a specific brand contract that Fantex, Inc. has signed with an athlete. However, holders of shares of a Fantex, Inc. tracking stock will have no direct investment in that brand contract, associated brand or athlete. Rather, an investment in a tracking stock will represent an ownership interest in Fantex, Inc. as a whole, which will expose holders to additional risks associated with any individual tracking series that Fantex, Inc. establishes and issues in the future. Each Fantex, Inc. tracking stock is only offered through Fantex Brokerage Services. Fantex Brokerage Services cannot assure you as to the development or liquidity of any trading market for these stocks. Fantex, Inc. has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. This Investment is complex, risky and speculative. Before you invest, you should read the prospectus in that registration statement and other documents Fantex, Inc. has filed with the SEC for more complete information about Fantex, Inc. and this offering. You may get these documents for free by visiting EDGAR on the SEC Website at www.sec.gov. Alternatively, Fantex, Inc., any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 866-315-3482. View the prospectus. This is not an offer to sell, nor a solicitation of an offer to buy, to residents of any state in which registration and other legal requirements have not been fulfilled. Fantex Explore Stock How It Works Sign Up About About Fantex Press Contact Legal Privacy Policy Account Agreement Business Continuity Procedures Customer Identification Connect With Us ABOUT SSL CERTIFICATES Copyright 2013, On www.fentex.com all securities mentioned are issued by Fantex, Inc and the use of “Fantex,” unless otherwise specified, refers to Fantex Brokerage Services. Fantex Brokerage Services LLC and Fantex, Inc. are separate but affiliated companies. Security products are not FDIC Insured, are not bank guaranteed and may lose value. Fantex Brokerage Services LLC does not solicit, recommend or offer advice on the investment merits of investing In any securities.

HOW IT WORKS LEARN MORE EXPLORE STOCK IPO & TRADE LOG IN SIGN UP ABOUT US Based in San Francisco, Fantex Brokerage Services (FBS) is the world’s first registered trading platform that lets you invest in Fantex, Inc. tracking stock linked to the value and performance of a professional athlete brand. Fantex Holdings is the parent company to both FBS and Fantex, Inc. Fantex, Inc., is a brand building company, which purchases a minority interest in an athlete brand and works to increase the value of this brand. In order to fund the purchase, Fantex, Inc. develops a tracking stock that is linked to the economic performance of the brand. The tracking stock is to be offered pursuant to a registration statement filed with the Securities and Exchange Commission. PRESS THE TEAM FANTEX BROKERAGE SERVICES FANTEX HOLDINGS BOARD & ADVISORS DAVID BEIRNE CO-FOUNDER AND CHAIRMAN Dave is the Chairman of the Board of Directors of Fantex Holdings. He was a General Partner at Benchmark Capital, investors in eBay, Juniper and Twitter and co-founded and served as CEO of Ramsey/Beime Associates, Inc an executive search firm. Dave received a B.S. in Business Administration and Management from Bryant University and brings to the Board his extensive recruiting, management, and operational experience. BUCK FRENCH CO-FOUNDER AND CEO Buck serves as our Chief Executive Officer and a Co-founder of Fantex Holdings. Buck brings to Fantex Holdings his extensive management, business development, financial and strategic planning experience. Previously, Buck founded and served as CEO of OnLink, which sold to Siebel systems. He then built and ran Siebel Systems eCommerce business unit. He was also CEO & Chairman of Security and led its sale to Secure Computing. Buck holds an MBA from Harvard University and a BS in Economics and General Engineering from West Point. DAVE MULLIN CO-FOUNDER AND CFO Dave serves as our Chief Financial Officer and has more than 30 years of experience providing strategic direction, organizational and financial management at high-tech firms. He has been CFO at Become, Inc.; CFO at Onlink; CFO at NPTest during its IPO and subsequent sale; and CFO & CIO at Smart Modular. Dave is a California Certified Public Accountant and received a B.A. in Business Administration from San Francisco State University. RAJNEEL GANJOO VP PRODUCT DEVELOPMENT Rajneel serves as our VP of Product Development and brings to Fantex Holdings his expertise in building financial, social, and mobile consumer products and services. Prior to Fantex Holdings, he was Co-Founder and VP of Products at StreetOwl Inc. He has also been Senior Director of Consumer Technology at GreenRoad Inc; Head of Technology Architecture at E*Trade Financial; and Co-Founder of Sonatype Inc. He holds an MBA from the UC Berkeley Haas School of Business. DAVID PUTNAM VP PRODUCT MANAGEMENT David serves as our VP of Product Management and has more than 15 years experience delivering internet and software applications to consumers and enterprises. He previously worked as VP of Product Management at StockTwits. He has also served as Head of Product Management at Yahoo! Finance, which became the largest finance destination on the internet based on unique visitors. David has an MBA from the Santa Clara University Leavey School of Business. BEN SCHECHTER VP MARKETING Ben serves as our VP of Marketing and brings to Fantex Holdings his background of digital consumer marketing and sports industry expertise. He previously led product marketing for HomeAway.com, focusing on driving adoption of revenue producing products. Prior to HomeAway, Ben led marketing for Yahoo! Sports, driving growth in both traffic and fantasy sports usage and revenue. Ben holds an MBA in marketing from the UCLA Anderson School of Business and a Bachelor of Arts in Sports Management from the University of Michigan. BILL GARVEY CHIEF LEGAL OFFICER Bill Garvey brings nearly 20 years of experience providing strategic legal advice, with an emphasis on securities law, commercial transactions and corporate governance, to public emerging growth companies in Silicon Valley. He has been the General Counsel at iPass, Inc., ShoreTel, Inc., Rackable Systems, Inc. (now Silicon Graphics International Corp.) and Actuate Corporation. He helped both Rackable Systems and Actuate complete their initial public offerings. Bill holds a B.S. in Applied Sciences and Engineering from West Point and a J.D. from Stanford Law School. VIEW RISKS This offering is highly speculative and the securities involve a high degree of risk. Investing in a Fantex, Inc. tracking stock should only be considered by persons who can afford the loss of their entire investment Fantex, Inc. has currently entered into only one brand contract with Arian Foster, an NFL football player. The images on this website depicting other sports are intended to illustrate sports played by athletes that Fantex, Inc. may pursue to enter into brand contracts. Fantex, Inc. intends to enter into additional brand contracts and issue additional tracking stocks to finance the acquisition of its minority interest in those brands. There is no assurance that Fantex, Inc. will offer additional tracking stocks to reflect the economic performance of brands that play any of the sports depicted on the website. The offering of additional tracking stocks involves risk. * Each Fantex, Inc. tracking stock is intended to track and reflect the separate economic performance of a specific brand contract that Fantex, Inc. has signed with an athlete. However, holders of shares of a Fantex, Inc. tracking stock will have no direct investment in that brand contract, associated brand or athlete. Rather, an investment in a tracking stock will represent an ownership interest in Fantex, Inc. as a whole, which will expose holders to additional risks associated with any individual tracking series that Fantex, Inc. establishes and issues in the future. Each Fantex, Inc. tracking stock is only offered through Fantex Brokerage Services. Fantex Brokerage Services cannot assure you as to the development or liquidity of any trading market for these stocks. Fantex, Inc. has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. This Investment is complex, risky and speculative. Before you invest, you should read the prospectus in that registration statement and other documents Fantex, Inc. has filed with the SEC for more complete information about Fantex, Inc. and this offering. You may get these documents for free by visiting EDGAR on the SEC Website at www.sec.gov. Alternatively, Fantex, Inc., any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 866-315-3482. View the prospectus. This Is not an offer to sell, nor a solicitation of an offer to buy, to residents of any state in which registration and other legal requirements have not been fulfilled. Fantex Explore Stock How It Works Sign Up About About Fantex Press Contact Legal Privacy Policy Account Agreement Business Continuity Procedures Customer Identification Connect With Us ABOUT SSL CERTIFICATES Copyright 2013. On www.fantex.com all securities mentioned are issued by Fantex, Inc and the use of “Fantex,” unless otherwise specified, refers to Fantex Brokerage Services. Fantex Brokerage Services LLC and Fantex, Inc. are separate but affiliated companies. Security products are not FDIC Insured, are not bank guaranteed and may lose value. Fantex Brokerage Services LLC does not solicit recommend or offer advice on the investment merits of investing In any securities.

HOW IT WORKS EXPLORE STOCK LEARN MORE IPO & TRADE LOG IN SIGN UP ABOUT US Based in San Francisco, Fantex Brokerage Services (FBS) is the world’s first registered trading platform that lets you invest in Fantex, Inc. tracking stock linked to the value and performance of a professional athlete brand. Fantex Holdings is the parent company to both FBS and Fantex, Inc. Fantex, Inc., is a brand building company, which purchases a minority interest in an athlete brand and works to increase the value of this brand. In order to fund the purchase, Fantex, Inc. develops a tracking stock that is linked to the economic performance of the brand. The tracking stock is to be offered pursuant to a registration statement filed with the Securities and Exchange Commission. PRESS THE TEAM FANTEX BROKERAGE SERVICES FANTEX HOLDINGS JOHN RODIN PRESIDENT MARCO PELLINI VP TRADING AND OPERATIONS J. MICAH GLICK CHIEF COMPLIANCE OFFICER TED MONOHON CHIEF FINANCIAL OFFICER VIEW RISKS This offering is highly speculative and the securities involve a high degree of risk. Investing in a Fantex, Inc. tracking stock should only be considered by persons who can afford the loss of their entire investment Fantex, Inc. has currently entered into only one brand contract with Arlan Foster, an NFL football player. The images on this website depicting other sports are intended to illustrate sports played by athletes that Fantex, Inc. may pursue to enter into brand contracts. Fantex, Inc. intends to enter into additional brand contracts and issue additional tracking stocks to finance the acquisition of its minority interest in those brands. There is no assurance that Fantex, Inc. will offer additional tracking stocks to reflect the economic performance of brands that play any of the sports depicted on the website. The offering of additional tracking stocks involves risk. * Each Fantex, Inc. tracking stock is intended to track and reflect the separate economic performance of a specific brand contract that Fantex, Inc. has signed with an athlete. However, holders of shares of a Fantex, Inc. tracking stock will have no direct investment in that brand contract, associated brand or athlete. Rather, an investment in a tracking stock will represent an ownership interest in Fantex, Inc. as a whole, which will expose holders to additional risks associated with any individual tracking series that Fantex, Inc. establishes and issues in the future. Each Fantex, Inc. tracking stock is only offered through Fantex Brokerage Services. Fantex Brokerage Services cannot assure you as to the development or liquidity of any trading market for these stocks. Fantex, Inc. has filed a registration statement (Including a prospectus) with the SEC for the offering to which this communication relates. This investment is complex, risky and speculative. Before you invest, you should read the prospectus in that registration statement and other documents Fantex, Inc. has filed with the SEC for more complete information about Fantex, Inc. and this offering. You may get these documents for free by visiting EDGAR on the SEC Website at www.sec.gov. Alternatively, Fantex, Inc., any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 866-315-3482. View the prospectus. This is not an offer to sell, nor a solicitation of an offer to buy, to residents of any state in which registration and other legal requirements have not been fulfilled. Fantex Explore Stock How it Works Sign Up About About Fantex Press Contact Legal Privacy Policy Account Agreement Business Continuity Procedures Customer Identification Connect With Us ABOUT SSL CERTIFICATES Copyright 2013. On www.fantex.com all securities mentioned are issued by Fantex, Inc. and the use of “Fantex,” unless otherwise specified, refers to Fantex Brokerage Services. Fantex Brokerage Services LLC and Fantex, Inc. are separate but affiliated companies. Security products are not FDIC Insured, are not bank guaranteed and may lose value. Fantex Brokerage Services LLC does not solicit, recommend or offer advice on the investment merits of investing in any securities.

HOW IT WORKS EXPLORE STOCK LEARN MORE IPO & TRADE LOGIN SIGNUP ABOUT US Based in San Francisco, Fantex Brokerage Services(FBS) is the world’s first registered trading platform that lets you invest in Fantex, Inc. tracking stock linked to the value and performance of a professional athlete brand. Fantex Holdings is the parent company to both FBS and Fantex, Inc. Fantex, Inc., is a brand building company, which purchases a minority interest in an athlete brand and works to increase the value of this brand. In order to fund the purchase, Fantex, Inc. develops a tracking stock that is linked to the economic performance of the brand. The tracking stock is to be offered pursuant to a registration statement filed with the Securities and Exchange Commission. PRESS THE TEAM FANTEX BROKERAGE SERVICES FANTEX HOLDINGS BOARD & ADVISORS JOHN RODIN PRESIDENT John serves as the President of Fantex Brokerage Services. John brings more than 15 years of Wall Street experience. Most recently, he was Co-President of Glenview Capital Management, currently a $6.5B long/short hedge fund In New York. He held multiple roles over more than 10 years at Glenview, including Analyst and Director of Research. Prior to Glenview, John worked at Goldman, Sachs & Co. In the Investment Banking and Equities Divisions. John has a BA, magna cum laude, from Columbia University. MARCO PELLINI VP TRADING AND OPERATIONS Marco Pellini has more than 20 years of Wall Street and online brokerage experience in the retail and Institutional space, with expertise In electronic trading, brokerage operations, and market structure. He has held several senior level positions within the industry including President & COO of E*TRADE Capital Markets, VP of Trading at E*Trade Securities, and Managing Director of Surge Trading. Marco has a B.S. in Finance from the University of San Francisco. J. MICAH GLICK CHIEF COMPLIANCE OFFICER Micah serves as the Chief Compliance Officer and in-House Counsel of Fantex Brokerage Services. Micah has more than 20 years of experience in the Broker Dealer industry at small, medium and large broker dealers and across diverse securities instruments. Prior to Fantex Brokerage Services, Micah was the Chief Compliance Officer at Cutler Group and Montgomery & Company. Micah has a law degree from Emory University in Atlanta. He is a member of the California and Georgia bars. TED MONOHON CHIEF FINANCIAL OFFICER Ted brings more than 25 years of financial management experience to Fantex Brokerage Services. Prior to this role, Ted served as Vice President of Finance for Become, Inc, where he oversaw the accounting and finance organization through several rounds of financing and international expansion. He has also held accounting positions at PaymentOne Corporation as Corporate Controller as well as several financial management positions at Wells Fargo Bank and Bank of Hawaii In the Internet Banking, Trust & Wealth Management, and Investment areas. Ted Is a certified public accountant, and he holds a BA In Accounting from the Rochester Institute of Technology. VIEW RISKS This offering is highly speculative and the securities involve a high degree of risk. Investing in a Fantex, Inc. tracking stock should only be considered by persons who can afford the loss of their entire investment Fantex, Inc. has currently entered into only one brand contract with Arian Foster, an NFL football player. The images on this website depicting other sports are intended to illustrate sports played by athletes that Fantex, Inc. may pursue to enter into brand contracts. Fantex, Inc. intends to enter into additional brand contracts and issue additional tracking stocks to finance the acquisition of its minority interest in those brands. There is no assurance that Fantex, Inc. will offer additional tracking stocks to reflect the economic performance of brands that play any of the sports depicted on the website. The offering of additional tracking stocks involves risk. * Each Fantex, Inc. tracking stock is intended to track and reflect the separate economic performance of a specific brand contract that Fantex, Inc. has signed with an athlete. However, holders of shares of a Fantex, Inc. tracking stock will have no direct investment in that brand contract, associated brand or athlete. Rather, an investment in a tracking stock will represent an ownership interest in Fantex, Inc. as a whole, which will expose holders to additional risks associated with any individual tracking series that Fantex, Inc. establishes and issues in the future. Each Fantex, Inc. tracking stock Is only offered through Fantex Brokerage Services. Fantex Brokerage Services cannot assure you as to the development or liquidity of any trading market for these stocks. Fantex, Inc. has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. This investment is complex, risky and speculative. Before you invest, you should read the prospectus in that registration statement and other documents Fantex, Inc. has filed with the SEC for more complete information about Fantex, Inc. and this offering. You may get these documents for free by visiting EDGAR on the SEC Website at www.sec.gov. Alternatively, Fantex, Inc., any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 866-315-3482. View the prospectus. This is not an offer to sell, nor a solicitation of an offer to buy, to residents of any state in which registration and other legal requirements have not been fulfilled. Fantex Explore Stock How it Works Sign up About About Fantex Press Contact Legal Privacy Policy Account Agreement Business Continuity Procedures Customer Identification Connect With Us ABOUT SSL CERTIFICATES Copyright 2013. On www.fantex.com all securities mentioned ere Issued by Fantex, Inc. and the use of “Fantex,” unless otherwise specified, refers to Fantex Brokerage Services. Fantex Brokerage Services LLC and Fantex, Inc. are separate but affiliated companies. Security products are not FDIC Insured, are not bank guaranteed and may lose value. Fantex Brokerage Services LLC does not solicit, recommend or offer advice on the investment merits of investing in any securities.

FANTEX HOW IT WORKS EXPLORE STOCK LOG IN SIGN UP LEARN MORE IPO & TRADE PRESS Based in San Francisco, Fantex Brokerage Services (FBS) is the world’s first registered trading platform that lets you invest in Fantex, Inc. tracking stock linked to the value and performance of a professional athlete brand. Fantex Holdings is the parent company to both FBS and Fantex, Inc. Fantex, Inc., is a brand building company, which purchases a minority interest in an athlete brand and works to increase the value of this brand. In order to fund the purchase, Fantex, Inc. develops a tracking stock that is linked to the economic performance of the brand. The tracking stock is to be offered pursuant to a registration statement filed with the Securities and Exchange Commission. PRESS LOGOS VIEW RISKS This offering is highly speculative and the securities involve a high degree of risk. Investing in a Fantex, Inc. tracking stock should only be considered by persons who can afford the loss of their entire investment Fantex, Inc. has currently entered into only one brand contract with Arian Foster, an NFL football player. The images on this website depicting other sports are intended to illustrate sports played by athletes that Fantex, Inc. may pursue to enter into brand contracts. Fantex, Inc. intends to enter into additional brand contracts and issue additional tracking stocks to finance the acquisition of its minority interest in those brands. There is no assurance that Fantex, Inc. will offer additional tracking stocks to reflect the economic performance of brands that play any of the sports depicted on the website. The offering of additional tracking stocks involves risk. * Each Fantex, Inc. tracking stock is intended to track and reflect the separate economic performance of a specific brand contract that Fantex, Inc. has signed with an athlete. However, holders of shares of a Fantex, Inc. tracking stock will have no direct investment in that brand contract, associated brand or athlete. Rather, an investment in a tracking stock will represent an ownership interest in Fantex, Inc. as a whole, which will expose holders to additional risks associated with any individual tracking series that Fantex, Inc. establishes and issues in the future. Each Fantex, inc. tracking stock is only offered through Fantex Brokerage Services. Fantex Brokerage Services cannot assure you as to the development or liquidity of any trading market for these stocks. Fantex, Inc. has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. This investment is complex, risky and speculative. Before you invest, you should read the prospectus in that registration statement and other documents Fantex, Inc. has filed with the SEC for more complete information about Fantex, Inc. and this offering. You may get these documents for free by visiting EDGAR on the SEC Website at www.sec.gov. Alternatively, Fantex, Inc., any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 866-315-3482. View the prospectus. This is not an offer to sell, nor a solicitation of an offer to buy, to residents of any state in which registration and other legal requirements have not been fulfilled. Fantex About Legal Connect With Us Explore Stock How It Works Sign Up About About Fantex Press Contact Privacy Policy Account Agreement Business Continuity Procedures Customer Identification ABOUT SSL CERTIFICATES Copyright 2013. On www.fantex.com all securities mentioned are issued by Fantex, Inc. and the use of “Fantex,” unless otherwise specified, refers to Fantex Brokerage Services. Fantex Brokerage Services LLC and Fantex, Inc. are separate but affiliated companies. Security products are not FD1C Insured, are not bank guaranteed and may lose value. Fantex Brokerage Services LLC does not solicit, recommend or offer advice on the investment merits of investing in any securities.

An investor should carefully consider all of the information set forth in the prospectus and, in particular, the information under the heading “Risk Factors” prior to making an investment in the Fantex Arian Foster tracking stock. These risks include, among others, the following:

Summary of Risks

Risks Relating to Fantex, Inc.’s Limited Operating History, Financial Position and Capital Needs

•   Fantex, Inc. has incurred significant losses since its inception and anticipates that it will continue to incur losses in the future.

•   Fantex, Inc. has a very limited operating history, which may make it difficult for an investor to evaluate the success of Fantex, Inc. business to date and to assess Fantex, Inc.’s future viability. Fantex Inc.’s business model also requires it to make substantial upfront payments to Fantex Inc.’s contract parties in exchange for rights to future payments.

•   To date, Fantex, Inc. has not generated any revenues or cash flow from any brand contract, and following completion of this offering, Fantex, Inc.’s brand contract with Arian Foster will represent Fantex, Inc.’s only source of revenue or cash flow. Fantex, Inc. may not receive the cash amounts that it expects, or any at all, from its brand contract with Arian Foster or from any future brand contracts and it may never generate sufficient revenue to become profitable.

•   Fantex, Inc.’s strategy depends in large part on its ability to build a robust platform of brands by entering into additional brand contracts. Even if Fantex, Inc. completes the offering of Series Arian Foster, Fantex, Inc. may not be able to enter into additional brand contracts in the future, or enter into the number of additional brand contracts that Fantex, Inc. anticipates would be necessary to support its business model.

•   Fantex, Inc. will need to obtain additional funding to acquire additional brands and it may also need additional funding to continue operations. If Fantex, Inc. fails to obtain the necessary financing, or fails to become profitable or is unable to sustain profitability on a continuing basis, then Fantex, Inc.be unable to continue its operations at planned levels and Fantex, Inc. may be forced to significantly delay, scale back or discontinue its operations.

Risks Relating to Fantex, Inc.’s Brand Contracts and its Business

•   Fantex, Inc.’s principal source of cash flow for the foreseeable future will be derived from its brand contracts.

•   Fantex, Inc. does not have any experience managing brand contracts and it does not have any historical performance data about its brand contracts.

•   Fantex, Inc.’s cash flows under its brand contracts will depend upon the continued satisfactory performance of the related contract party, and it does not have any rights to require the contract party to take any actions to attract or maintain or otherwise generate brand income.

•   The contract party is neither Fantex, Inc.’s affiliate, nor a director, officer or employee of Fantex, Inc. and owes no fiduciary duties to Fantex, Inc. or any of Fantex, Inc.’s stockholders. The contract party has no obligation to enhance the value of the brand or disclose harmful information to the stockholders.

•   Profitability of Fantex, Inc.’s brand contracts may also depend upon the contract party’s ability to attract and maintain endorsements and attract and maintain other brand income generating activities.

•   Brand income may decrease due to factors outside the control of the contract party, such as an injury, illness, medical condition or death of the contract party, or due to other factors such as public scandal or other reputational harm to the contract party. In any such event, it is likely that the brand income with respect to such brand contract will not return to its prior levels or may cease completely.

•   The contract party or other third parties may refuse or fail to make payments to Fantex, Inc. under the brand contracts.

•   Fantex, Inc.’s brand contracts are not secured by any collateral or guaranteed or insured by any third party other than the contract party, and an investor must rely on Fantex, Inc. to pursue remedies against the contract party in the event of any default.

•   The brand contract does not restrict the contract party from incurring unsecured or secured debt, nor does it impose any other financial restrictions on the contract party.

•   The financial and other information that Fantex, Inc. obtains from the contract party or other third parties may be inaccurate and may not accurately reflect the true financial position of the contract party, and the risk of default on the brand contract may be significant and may be higher than Fantex, Inc. anticipates.

•   Our due diligence procedures may not reveal all relevant information of a targeted brand acquisition and may result in an inaccurate assessment of the projected value of an acquired brand.

•   The valuation of Fantex, Inc.’s brand contracts and expected ABI (Aquired Brand Income) requires it to make material assumptions that may ultimately prove to be incorrect. In such an event, Fantex, Inc. could suffer significant losses that could materially and adversely affect Fantex, Inc.’s results of operations.

•   Failure of a contract party to adequately protect their intellectual property could injure the value of the contract party’s brand.

•   Fantex, Inc.’s cash received under brand contracts may fluctuate due to seasonality.

•   An economic downturn and adverse economic conditions may harm a contract party’s earning potential.

•   Fantex, Inc.’s ability to increase the value of any of its brands may be limited and its investment in the promotion of any of its brands may cause the market value of its stock to decline.

•   Confidentiality agreements with employees and others may not adequately prevent disclosures of Fantex, Inc. proprietary information and confidential information of the contract party.

•   Changes in government policy, legislation or regulatory or judicial interpretations could hinder or prevent Fantex, Inc.’s ability to conduct its business operations, including by hindering or preventing its ability to enforce its brand contracts or conduct offerings of tracking series.

•   The leagues, team owners, players associations, endorsement partners, elected officials or others may take actions that could restrict Fantex, Inc.’s ability or make it more costly for us to enter into future brand contracts.

•   Fantex, Inc. is dependent on its management team, and the loss of any key member of this team may prevent it from implementing Fantex, Inc.’s business plan in a timely manner, or at all.

Risks Relating to Arian Foster

•   Arian Foster’s NFL player contract is a significant portion of the current amounts Fantex, Inc. would receive under his brand contract.

•   The value of Arian Foster Brand is dependent upon the performance of, and to a lesser extent, the popularity of Arian Foster in the NFL.

•   The profitability of Arian Foster’s brand contract is substantially dependent upon Arian Foster’s ability to enter into at least one additional multi-year NFL player contract on economic terms that are comparable to his existing NFL player contract, and, to a lesser extent, on his ability to successfully attract and retain endorsements during his playing career and thereafter in excess of amounts he has attracted historically and/or generate other brand income after his playing career.

•   Fantex, Inc’s ability to increase the value of any of the Arian Foster Brand may be limited and Fantex, Inc’s investments in the promotion of any of the Arian Foster Brand may cause the market value of the stock to decline.

•   Arian Foster may suffer from an injury, illness or a medical condition; any injuries, illnesses or medical conditions of Arian Foster may affect the amounts received by Fantex, Inc. under the brand contract.

•   Future negative publicity could damage Arian Foster’s reputation and impair the value of his brand.

•   Arian Foster could be negatively affected by an NFL work stoppage.

•   Arian Foster could be negatively affected by current and future rules of the NFL.

•   There could be a decline in the popularity of the NFL and/or the team on which Arian Foster plays in the NFL, or a decline in Arian Foster’s popularity.

Risks Relating to Fantex, Inc.’s Tracking Stock Structure

•   There are numerous risks you should be aware of with respect to how Fantex, Inc. intends to structure its business and its proposed tracking stock structure.

•   A specified portion of the ABI associated with each of its brand contracts will be attributed to Fantex, Inc’s platform common stock rather than the associated tracking series. Therefore each of Fantex, Inc’s tracking series will only partially reflect the economic performance of the associated brand contract and other assets and expenses of the associated brand.

•   As a series of Fantex, Inc’s common stock, any of its tracking series will be subject to the risk associated with an investment in Fantex as a whole and, as such, will be subject to all risks associated with an investment in Fantex, Inc. and all of its tracking series brands, assets and liabilities.

•   Holders of any of Fantex, Inc. tracking series would be exposed to additional risk associated with any additional tracking series that is established and issued in the future.

•   The Fantex, Inc. board of directors will have discretion to reattribute assets and liabilities of any tracking series brand without the approval of our holders of that tracking series brand.

•   The risk profile of the shares of the Fantex Series Arian Foster could be materially and adversely impacted by any additional brand contracts entered into subsequent to an investment in the Fantex Series Arian Foster.

•   The market price of Fantex, Inc’s tracking series may not reflect the intrinsic value or performance of the associated tracking series brand.

•   The market price of Fantex, Inc’s tracking series may be more volatile than other publicly traded common stock because of Fantex, Inc’s unique capital structure.

•   The market price of any Fantex tracking series may not reflect the performance of the associated tracking series brand. Holders of Fantex tracking series will be common stockholders of Fantex as a whole and, as such, will be subject to all risks associated with an investment in Fantex and all of our tracking series brands, assets and liabilities.

• Fantex, Inc’s capital structure may create conflicts of interest for Fantex, Inc’s board of directors and management, which could have a material adverse effect on the market value of any of Fantex, Inc’s tracking series.

•   Fantex, Inc.’s parent, Fantex Holdings as a holder of Fantex, Inc’s platform common stock, will have control over key decision making as a result of their control over a majority of Fantex, Inc’s voting stock.

•   Ownership of Fantex, Inc’s platform common stock by its parent company and any of Fantex, Inc’s officers or directors, may create, or appear to create, conflicts of interest with holders of Fantex Series Arian Foster.

•   Fantex, Inc’s officers and directors may have a conflict of interest or appear to have a conflict since almost all of Fantex, Inc’s officers and directors are also officers and directors of Fantex Holdings.

•   Fantex, Inc’s capital structure may decrease the amounts available for the payment of dividends to holders of Fantex, Inc’s tracking series.

•   Fantex, Inc’s board of directors has the ability to change Fantex, Inc’s attribution policies at any time without a vote of Fantex, Inc’s stockholders, which may adversely affect the market value of Fantex Series Arian Foster.

•   You may not have any remedies under Delaware law if the actions of our directors or officers adversely affect the market value of any of our tracking series.

•   Fantex, Inc. may dispose of the Arian Foster Brand without your approval

•   Holders of any of our tracking series may not be adequately compensated if we sell all or substantially all of the assets of the associated tracking series brand.

•   Holders of our tracking series may receive less consideration upon a sale of the assets attributed to the associated tracking series brand than if that brand were a separate company.

•   In the event of a liquidation of Fantex, Inc., holders of any of any of the Fantex, Inc. tracking series will not have a priority with respect to the assets attributed to the associated tracking series brand remaining for distribution to stockholders.

•   Fantex, Inc’s board of directors may, in its sole discretion, elect to convert any of Fantex, Inc’s tracking series into Fantex, Inc’s platform common stock, thereby changing the nature of an investor’s investment and possibly diluting an investor’s economic interest in Fantex, Inc. or creating market uncertainty regarding the nature of the investment, any of which could result in a loss in value to holders of Fantex, Inc’s tracking series.

•   Fantex, Inc.’s capital structure may inhibit beneficial acquisition offers.

•   Certain provisions of Fantex, Inc.’s amended and restated certificate of incorporation and amended and restated by laws may discourage, delay or prevent a change in control of Fantex, Inc. that a stockholder may consider favorable.

•   Fantex, Inc’s amended and restated certificate of incorporation designates the Court of Chancery of the State of Delaware as the sole and exclusive forum for certain types of actions and proceedings that may be initiated by our stockholders, which could limit our stockholders’ ability to obtain a favorable judicial forum for disputes with Fantex, Inc. or its directors, officers or employees.

Risks Relating to this Offering, the Offering Process and the Fantex Platform

•   Fantex Series Arian Foster is a highly risky and speculative investment. Only investors who can bear the loss of their entire investment should purchase shares of Fantex Series Arian Foster.

•   The offering of Fantex Series Arian Foster may not be completed.

•   There is no current trading market for Fantex Series Arian Foster or any other series of Fantex, Inc’s capital stock and if a trading market does not develop, purchasers of Fantex Series Arian Foster may not be able to sell, or may have difficulty selling, their shares.

•   Certain underwriters have conflicts of interest with respect to this offering.

•   Fantex Series Arian Foster is not a “covered security,” or otherwise exempt from the “blue sky” securities laws governing sales and purchases of Fantex Series Arian Foster in each of the fifty states, and therefore Fantex, Inc. must register in each state in which offers and sales will be made.

•   State securities laws may limit secondary trading, which may restrict the states in which and conditions under which an investor can sell shares of Fantex Series Arian Foster.

•   Fantex, Inc. expects that this offering will primarily attract individual investors, and therefore Fantex Inc.’s initial public offering price may not be sustainable if and when trading begins, and the price of Fantex Series Arian Foster could decline rapidly and significantly.

•   Investors should not expect to sell Fantex, Inc. shares for a profit shortly after Fantex Series Arian Foster begins trading.

•   If you purchase Fantex, Inc. common stock in this offering, you will incur immediate dilution in the book value of your shares, on an as converted to platform common stock basis.

•   Fantex, Inc. intends to issue additional tracking series, which would reduce then-existing investors’ percentage of ownership in Fantex and may dilute Fantex, Inc’s share value. If analysts or commentators publish or establish target prices for Fantex Series Arian Foster that are below the initial public offering price or then current trading market price of the Fantex, Inc. shares, the price of the shares of Fantex Series Arian Foster may fall.

•   The price of Fantex Series Arian Foster might fluctuate significantly, and you could lose all or part of your investment.

•   Transaction costs for trades on the FBS ATS could decrease the liquidity of an investor’s investment in Fantex Series Arian Foster and could reduce or eliminate any positive return on an investor’s investment in Fantex Series Arian Foster.

•   Fantex, Inc’ may be subject to securities litigation, which is expensive and could divert management attention.

•   If a blog post published about Fantex, Inc in August 2013 were held to be in violation of the Securities Act of 1933, Fantex, Inc. could be required to repurchase securities sold in this offering. You should rely only on statements made in this prospectus in determining whether to purchase Fantex, Inc. shares.

•   Fantex, Inc is an “emerging growth company” and it cannot be certain if the reduced disclosure requirements applicable to emerging growth companies will make shares of Fantex Series Arian Foster less attractive to investors.

•   Fantex, Inc’s compliance burdens and costs will be significant as a result of operating as a public company, particularly as a result of Fantex, Inc’s tracking stock structure. Fantex, Inc’s management will be required to devote substantial time to compliance matters.

•   Noncompliance with laws and regulations may impair our ability to arrange or service the brand contracts.

•   If Fantex Series Arian Foster is not treated as a class of common stock of Fantex, Inc. adverse federal income tax consequences will result.

Risks Relating to Fantex, Inc.’s Affiliate, Fantex Brokerage Services (“FBS”), and the FBS ATS

•   To own or trade Fantex Series Arian Foster, an investor must have a brokerage account with FBS and Fantex Series Arian Foster will be traded in the secondary market only through the FBS ATS.

•   The securities settlement process at FBS exposes it to certain risks specific to broker-dealers that clear their own trades, which include greater sanctions for errors vis-a-vis brokers that outsource these functions to third-party providers.

•   The FBS website and the FBS ATS are each operated on computer hardware that is currently located in a third-party Web hosting facility and there may be interruptions or delays in service that are out of FBS’s or the third party’s control, which may result in an inability to sell an investor’s shares.

•   If security measures at the FBS website and the FBS ATS are breached and unauthorized access is obtained to a customer’s data, the FBS ATS may be perceived as not being secure and customers may curtail or stop trading on the platform.

•   FBS’s insurance coverage may be inadequate or expensive to cover the losses resulting from any lawsuits or breaches of security.

•   Failure to maintain technological capabilities, flaws in existing technology, difficulties in upgrading FBS’s technology platform or the introduction of a competitive platform could have a material change adverse effect on FBS’s business.

•   Regulatory developments and FBS’s failure to comply with regulations could adversely affect FBS’s business by increasing its costs and exposure to litigation, affecting FBS’s reputation and making its business less profitable.

•   FBS is subject to various regulatory ownership requirements, which, if not complied with, could result in the restriction of the ongoing conduct of its business.

FANTEX BROKERAGE SERVICES, LLC

WEBSITE COPY

Page: HOME PAGE — FANTEX BROKERAGE SERVICES, LLC

Headline:

THIS TRADING FLOOR IS MADE OF TURF & HARDWOOD.

Sub:

The first registered trading platform that lets you buy and sell stock linked to the value and performance of a pro athlete brand*.

(Button) Learn More     (Button) Sign Me Up

(Video)

Video player caption:

What if everything you knew about sports and finance simply mattered more?

Bullets:

Title:

Is it Real Stock?

Sub:

Yes, this is a tracking stock being offered pursuant to a registration statement that has been filed with the Securities and Exchange Commission (SEC).  Every share you buy on Fantex represents ownership in the series of common stock of Fantex, Inc. that is linked to the economic performance and value of the brand of a professional athlete — such as income earned from contracts, endorsements and appearance fees.

Title:

What is Fantex, Inc?

Sub:

Fantex, Inc. creates a unique brand building platform for athletes to increase the reach and engagement of their brand. Fantex, Inc. signs a contract with an athlete to acquire a minority interest in their brand and builds a plan with a goal to increase its value, leveraging Fantex, Inc.’s marketing expertise.

Title:

More Details About Fantex, Inc. Tracking Stock

Sub:

To finance the acquisition of the contracts, Fantex, Inc. intends to offer equity securities in Fantex, Inc. and establish a tracking stock linked to the separate economic performance and value of the brand associated with the tracking stock — such as income earned from contracts, endorsements and appearance fees. Fantex, Inc. will typically attribute 95% of the acquired brand income under the brand contract to the tracking stock. In addition Fantex, Inc. will attribute to the brand certain expenses of Fantex, Inc. including in certain cases specified expenses related to other tracking stocks that may be issued in the future. Holders of shares of a tracking stock will have no direct investment in the business or assets attributed to the brand contract, associated brand or athlete. Rather an investment in a tracking stock will represent an ownership interest in Fantex, Inc. as a whole.

Title:

Is it Real Money?

Sub:

The dollars, accounts, trades, risks and rewards here are all very real. However, because you can only trade Fantex, Inc. tracking stocks on this platform, there is no assurance as to the development or liquidity of any trading market.

Footer Headline:

WE’RE THE FIRST ONLINE PLATFORM THAT LETS YOU INVEST IN STOCK LINKED TO THE VALUE AND PERFORMANCE OF THE BRAND OF A TOP ATHLETE.

(Button) Learn More

Legend:

This offering is highly speculative and the securities involve a high degree of risk. Investing in a Fantex, Inc. tracking stock should only be considered by persons who can afford the loss of their entire investment.  Fantex Inc. has currently entered into only one brand contract with Arian Foster, an NFL football player. The images on this website depicting other sports are intended to illustrate sports played by athletes that Fantex, Inc. may pursue to enter into brand contracts. Fantex, Inc. intends to enter into additional brand contracts and issue additional tracking stocks to finance the acquisition of its minority interest in those brands. There is no assurance that Fantex, Inc. will offer additional tracking stocks to reflect the economic performance of brands that play any of the sports depicted on the website. The offering of additional tracking stock involves risk.

(Button) VIEW RISKS

* Each Fantex, Inc. tracking stock is intended to track and reflect the separate economic performance of a specific brand contract that Fantex, Inc. has signed with an athlete. However, holders of shares of a Fantex, Inc. tracking stock will have no direct investment in that brand contract, associated brand or athlete. Rather, an investment in a tracking stock will represent an ownership interest in Fantex, Inc. as a whole, which will expose holders to additional risks associated with any individual tracking series that Fantex, Inc. establishes and issues in the future. Each Fantex, Inc. tracking stock is only offered through Fantex Brokerage Services. Fantex Brokerage Services cannot assure you as to the development or liquidity of any trading market for these stocks.

Fantex, Inc. has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. This investment is complex, risky and speculative. Before you invest, you should read the prospectus in that registration statement and other documents Fantex, Inc. has filed with the SEC for more complete information about Fantex, Inc. and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, Fantex Inc., any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 866-315-3482. View the prospectus. This is not an offer to sell, nor a solicitation of an offer to buy, to residents of any state in which registration and other legal requirements have not been fulfilled.

Page: HOW IT WORKS — OVERVIEW

Headline:

How It Works.

Title:

Not just any brokerage service.

Sub:

Fantex is an all-new marketplace where you can buy and sell shares linked to the value and performance of the brand of an athlete — It’s real money, real investments, and a real athlete’s brand.  However, because you can only trade Fantex, Inc. tracking stocks on this platform, there is no assurance as to the development or liquidity of any trading market.

Title:

Own stock linked to the value and performance of an athlete’s brand*.

Sub:

The stock available is common stock issued by Fantex, Inc. This tracking stock is linked to the economic performance and value of a brand of a professional athlete — such as income earned from contracts, endorsements and appearance fees.

Title:

Fantex, Inc. is a brand building company.

Sub:

Fantex, Inc. creates a unique brand building platform for athletes to increase the reach and engagement of their brand. Fantex, Inc. signs a contract with an athlete to acquire a minority interest in their brand and builds a plan with a goal to increase its value, leveraging its marketing expertise.

Title:

It’s a real stock.

Sub:

The tracking stock offered is pursuant to a registration statement that has been filed with the Securities and Exchange Commission (SEC).

Title:

More Details About Fantex, Inc. Tracing Stock

Sub:

To finance the acquisition of the contracts, Fantex, Inc. intends to offer equity securities in Fantex, Inc. and establish a tracking stock linked to the separate economic performance and value of the brand associated with the tracking stock — such as income earned from contracts, endorsements and appearance fees. Fantex, Inc. will typically attribute 95% of the acquired brand income under the brand contract to the tracking stock. In addition Fantex, Inc. will attribute to the brand certain expenses of Fantex, Inc. including in certain cases specified expenses related to other tracking stocks that may be issued in the future. Holders of shares of a tracking stock will have no direct investment in the business or assets attributed to the brand contract, associated brand or athlete.

Rather an investment in a tracking stock will represent an ownership interest in Fantex, Inc. as a whole.

Title:

We’ll let you know if another one’s coming.

Sub:

The only tracking stock available on Fantex is one that has one through the SEC registration process. The goal is to sign additional athlete brand contracts and offer tracking stocks linked to those brands.  If this happens, we’ll notify you both on the website and via email for those who have signed up.

Title:

Adding up athlete brand value.

Sub:

An athlete’s brand value is made up of certain income generated throughout both their playing and post-career. This includes income from items such as playing contracts, endorsements, and appearance fees, a percentage of which Fantex, Inc. is entitled to receive under the brand agreement. For more specifics, please review the prospectus for the tracking stock.

Title:

It doesn’t have to end at retirement.

Sub:

This is a stock linked to the value and performance of an athlete’s brand, not the person.  When the athlete retires, their brand may or may not continue to generate income into the future (e.g. endorsements, appearances, broadcasting, etc.). As long as the brand continues to generate income as defined in the brand contract, Fantex, Inc. is entitled to continue to receive payments pursuant to its brand agreement.

Title:

But if the brand stops generating brand income…

Sub:

The tracking stock may be converted into Fantex, Inc. Platform common stock. If the tracking stock is converted, then you should not expect many shares of Platform common stock upon conversion.

Title:

What is Fantex, Inc. platform common stock?

Sub:

If and when additional brands are added to our platform, Fantex, Inc. Platform common stock is intended to track and reflect the economic performance of all our tracking brands, by having a small percentage (5%) of acquired brand income from each brand.

Legend:

This offering is highly speculative and the securities involve a high degree of risk.

Investing in a Fantex, Inc. tracking stock should only be considered by persons who can afford the loss of their entire investment.  Fantex Inc. has currently entered into only one brand contract with Arian Foster, an NFL football player. The images on this website depicting other sports are intended to illustrate sports played by athletes that Fantex, Inc. may pursue to enter into brand contracts. Fantex, Inc. intends to enter into additional brand contracts and issue additional tracking stocks to finance the acquisition of its minority interest in those brands. There is no assurance that Fantex, Inc. will offer additional tracking stocks to reflect the economic performance of brands that play any of the sports depicted on the website. The offering of additional tracking stock involves risk.

(Button) VIEW RISKS

* Each Fantex, Inc. tracking stock is intended to track and reflect the separate economic performance of a specific brand contract that Fantex, Inc. has signed with an athlete. However, holders of shares of a Fantex, Inc. tracking stock will have no direct investment in that brand contract, associated brand or athlete. Rather, an investment in a tracking stock will represent an ownership interest in Fantex, Inc. as a whole, which will expose holders to additional risks associated with any individual tracking series that Fantex, Inc. establishes and issues in the future. Each Fantex, Inc. tracking stock is only offered through Fantex Brokerage Services. Fantex Brokerage Services cannot assure you as to the development or liquidity of any trading market for these stocks.

Fantex, Inc. has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. This investment is complex, risky and speculative. Before you invest, you should read the prospectus in that registration statement and other documents Fantex, Inc. has filed with the SEC for more complete information about Fantex, Inc. and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, Fantex Inc., any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 866-315-3482. View the prospectus. This is not an offer to sell, nor a solicitation of an offer to buy, to residents of any state in which registration and other legal requirements have not been fulfilled.

Page: HOW IT WORKS — OPENING AN ACCOUNT

Headline:

How It Works.

Title:

Getting Started

Sub:

We’ll need the usual things like personal and contact info, including your social security number (for IRS tax reporting purposes) and answers to a few questions to determine your investment profile.

Title:

Eligibility

Sub:

Current eligibility is limited to U.S. Residents ages 18 years or older with a physical address in the United States, or its territories. Sorry, no P.O. Boxes. Institutions interested in learning more about opening an account at Fantex Brokerage Services should send their inquiries to: institutions@fantex.com

Title:

Fund Now or Fund Later

Sub:

You have the option to fund your account after registering, but it’s not required right away. You’ll still have full access to Fantex features — but you can’t start trading until there’s money in your account.

Title:

Security of personal information. We take it seriously.

Sub:

The security and privacy of your personal information are a big deal to us. Fantex uses a variety of measures to protect your personal information.  All customer information is kept confidential with strict physical, electronic and procedural safeguards in place to protect against unauthorized access to your information.

Legend:

This offering is highly speculative and the securities involve a high degree of risk. Investing in a Fantex, Inc. tracking stock should only be considered by persons who can afford the loss of their entire investment.  Fantex Inc. has currently entered into only one brand contract with Arian Foster, an NFL football player. The images on this website depicting other sports are intended to illustrate sports played by athletes that Fantex, Inc. may pursue to enter into brand contracts. Fantex, Inc. intends to enter into additional brand contracts and issue additional tracking stocks to finance the acquisition of its minority interest in those brands. There is no assurance that Fantex, Inc. will offer additional tracking stocks to reflect the economic performance of brands that play any of the sports depicted on the website. The offering of additional tracking stock involves risk.

(Button) VIEW RISKS

* Each Fantex, Inc. tracking stock is intended to track and reflect the separate economic performance of a specific brand contract that Fantex, Inc. has signed with an athlete. However, holders of shares of a Fantex, Inc. tracking stock will have no direct investment in that brand contract, associated brand or athlete. Rather, an investment in a tracking stock will represent an ownership interest in Fantex, Inc. as a whole, which will expose holders to additional risks associated with any individual tracking series that Fantex, Inc. establishes and issues in the future. Each Fantex, Inc. tracking stock is only offered through Fantex Brokerage Services. Fantex Brokerage Services cannot assure you as to the development or liquidity of any trading market for these stocks.

Fantex, Inc. has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. This investment is complex, risky and speculative. Before you invest, you should read the prospectus in that registration statement and other documents Fantex, Inc. has filed with the SEC for more complete information about Fantex, Inc. and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, Fantex Inc., any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 866-315-3482. View the prospectus. This is not an offer to sell, nor a solicitation of an offer to buy, to residents of any state in which registration and other legal requirements have not been fulfilled.

Page: HOW IT WORKS — IPO

Headline:

How It Works

Title:

It all starts with an IPO.

Sub:

An “Initial Public Offering” (IPO) is when the Fantex, Inc. tracking stock linked to the value and performance of the athlete brand is made available for sale to the public.

Title:

And it goes something like this.

Sub:

First, Fantex, Inc. files the registration statement with the SEC with info on the tracking stock being publicly offered. The registration statement contains the prospectus, which has important information about Fantex, Inc., the associated brand contract and brand, including information about the associated athlete and his playing contract and endorsements, the offering size and risks you should know about before making any decision to invest. It also includes the methodology and assumptions used by Fantex, Inc. to determine the initial value of the brand, and how Fantex, Inc. intends to help increase the potential brand value through its marketing activities. Soon after the registration statement is posted, we start taking reservations for the shares. Remember, if demand for an offering is higher than the number of shares being offered, you might not be allocated all, or any, of the shares you reserved. If demand for an offering is less than the number of shares being offered, Fantex, Inc. may cancel the offering, in which case you would not be allocated any of the shares you reserved.

Title:

The Fantex Arian Foster IPO is $10 per share.

Sub:

Check out the prospectus to see the total number of shares issued.

Title:

You’ll know if one’s coming.

Sub:

We’ll send you an email — as a heads up — if a new Fantex, Inc. tracking stock is being offered, with a link to the prospectus describing the athlete brand linked to that tracking stock.

Title:

Reservations.

Sub:

If you want to participate in the upcoming IPO, you’ll need to place a reservation through the Fantex site. A reservation does not guarantee that you will be allocated shares.

Title:

IPO Eligibility.

Sub:

If you want to participate in the IPO, you need to have a funded Fantex account and enough funds available to cover the cost of your order. Otherwise, the reservation won’t go through. And, depending on what state you live in or based on answers you gave to create your investment profile during registration, some IPO reservation restrictions may apply.

Legend:

This offering is highly speculative and the securities involve a high degree of risk. Investing in a Fantex, Inc. tracking stock should only be considered by persons who can afford the loss of their entire investment.  Fantex Inc. has currently entered into only one brand contract with Arian Foster, an NFL football player. The images on this website depicting other sports are intended to illustrate sports played by athletes that Fantex, Inc. may pursue to enter into brand contracts. Fantex, Inc. intends to enter into additional brand contracts and issue additional tracking stocks to finance the acquisition of its minority interest in those brands. There is no assurance that Fantex, Inc. will offer additional tracking stocks to reflect the economic performance of brands that play any of the sports depicted on the website. The offering of additional tracking stock involves risk.

(Button) VIEW RISKS

* Each Fantex, Inc. tracking stock is intended to track and reflect the separate economic performance of a specific brand contract that Fantex, Inc. has signed with an athlete. However, holders of shares of a Fantex, Inc. tracking stock will have no direct investment in that brand contract, associated brand or athlete. Rather, an investment in a tracking stock will represent an ownership interest in Fantex, Inc. as a whole, which will expose holders to additional risks associated with any individual tracking series that Fantex, Inc. establishes and issues in the future. Each Fantex, Inc. tracking stock is only offered through Fantex Brokerage Services. Fantex Brokerage Services cannot assure you as to the development or liquidity of any trading market for these stocks.

Fantex, Inc. has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. This investment is complex, risky and speculative. Before you invest, you should read the prospectus in that registration statement and other documents Fantex, Inc. has filed with the SEC for more complete information about Fantex, Inc. and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, Fantex Inc., any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 866-315-3482. View the prospectus. This is not an offer to sell, nor a solicitation of an offer to buy, to residents of any state in which registration and other legal requirements have not been fulfilled.

Page: HOW IT WORKS — TRADING

Headline:

How It Works

Title:

Buying & Selling.

Sub:

Fantex works on a “bid” (buy) and “ask” (sell) system. Before you buy, we encourage you to read the prospectus and understand the risks. Hit the “Buy/Sell” link then check out the Buyer/Seller list. If you see something you like, enter your bid price and see if a seller accepts it.

Selling works the same as buying, but in reverse. Instead of a bid, you’ll enter an “ask” price (together with a share amount) — if a buyer accepts, your shares are sold.

However, because you can only trade Fantex, Inc. tracking stocks on this platform, there is no assurance as to the development or liquidity of any trading market.

Title:

Fees.

Sub:

The standard transaction fee is 1% on the total amount of your trade.

Title:

Only Limit Orders Allowed.

Sub:

A Limit Order is a buy/sell order for stock at a specific price. If you put out a “Buy Limit Order” for a stock at, say $10, you won’t pay anything above $10, excluding fees.

A “Sell Limit Order” works the same way but sets your asking price so that it won’t sell for anything under your minimum — sorry, no shorting or market orders allowed.

Title:

Fantex Market Hours.

Sub:

Regular trading hours are Monday-Friday, 12 p.m. to 8 p.m. ET.

Headline:

Check the Buyer/Seller List.

Sub:

The buyer/seller list shows you what prices other investors are asking or bidding for different shares of a tracking stock. It simply tells you what’s on the market and for what price. It’s also a handy tool to gauge price range and market interest before putting in an bid of your own or deciding to sell shares you hold.

Headline:

There are no minimums on shares.

Sub:

We don’t have a minimum share requirement on either buying or selling shares.

Headline:

Dividend Policy.

Sub:

The Fantex, Inc. board of directors is permitted, but not required, to declare and pay dividends on a Fantex tracking stock in accordance with Delaware General Corporation Law.

Legend:

This offering is highly speculative and the securities involve a high degree of risk. Investing in a Fantex, Inc. tracking stock should only be considered by persons who can afford the loss of their entire investment.  Fantex Inc. has currently entered into only one brand contract with Arian Foster, an NFL football player. The images on this website depicting other sports are intended to illustrate sports played by athletes that Fantex, Inc. may pursue to enter into brand contracts. Fantex, Inc. intends to enter into additional brand contracts and issue additional tracking stocks to finance the acquisition of its minority interest in those brands. There is no assurance that Fantex, Inc. will offer additional tracking stocks to reflect the economic performance of brands that play any of the sports depicted on the website. The offering of additional tracking stock involves risk.

(Button) VIEW RISKS

* Each Fantex, Inc. tracking stock is intended to track and reflect the separate economic performance of a specific brand contract that Fantex, Inc. has signed with an athlete. However, holders of shares of a Fantex, Inc. tracking stock will have no direct investment in that brand contract, associated brand or athlete. Rather, an investment in a tracking stock will represent an ownership interest in Fantex, Inc. as a whole, which will expose holders to additional risks associated with any individual tracking series that Fantex, Inc. establishes and issues in the future. Each Fantex, Inc. tracking stock is only offered through Fantex Brokerage Services. Fantex Brokerage Services cannot assure you as to the development or liquidity of any trading market for these stocks.

Fantex, Inc. has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. This investment is complex, risky and speculative. Before you invest, you should read the prospectus in that registration statement and other documents Fantex, Inc. has filed with the SEC for more complete information about Fantex, Inc. and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, Fantex Inc., any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 866-315-3482. View the prospectus. This is not an offer to sell, nor a solicitation of an offer to buy, to residents of any state in which registration and other legal requirements have not been fulfilled.

Page: HOW IT WORKS — MOBILE

Headline:

How It Works.

Headline:

Coming soon…

Sub:

It’s called the Fantex app and will work on iPhone and Android devices. That means tablets too. We’ll notify you when the app is available!

Legend:

This offering is highly speculative and the securities involve a high degree of risk. Investing in a Fantex, Inc. tracking stock should only be considered by persons who can afford the loss of their entire investment.  Fantex Inc. has currently entered into only one brand contract with Arian Foster, an NFL football player. The images on this website depicting other sports are intended to illustrate sports played by athletes that Fantex, Inc. may pursue to enter into brand contracts. Fantex, Inc. intends to enter into additional brand contracts and issue additional tracking stocks to finance the acquisition of its minority interest in those brands. There is no assurance that Fantex, Inc. will offer additional tracking stocks to reflect the economic performance of brands that play any of the sports depicted on the website. The offering of additional tracking stock involves risk.

(Button) VIEW RISKS

* Each Fantex, Inc. tracking stock is intended to track and reflect the separate economic performance of a specific brand contract that Fantex, Inc. has signed with an athlete. However, holders of shares of a Fantex, Inc. tracking stock will have no direct investment in that brand contract, associated brand or athlete. Rather, an investment in a tracking stock will represent an ownership interest in Fantex, Inc. as a whole, which will expose holders to additional risks associated with any individual tracking series that Fantex, Inc. establishes and issues in the future. Each Fantex, Inc. tracking stock is only offered through Fantex Brokerage Services. Fantex Brokerage Services cannot assure you as to the development or liquidity of any trading market for these stocks.

Fantex, Inc. has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. This investment is complex, risky and speculative. Before you invest, you should read the prospectus in that registration statement and other documents Fantex, Inc. has filed with the SEC for more complete information about Fantex, Inc. and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, Fantex Inc., any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 866-315-3482. View the prospectus. This is not an offer to sell, nor a solicitation of an offer to buy, to residents of any state in which registration and other legal requirements have not been fulfilled.

Page: HOW IT WORKS —  FUNDING AN ACCOUNT

Headline:

How It Works.

Title:

Three ways to fund.

Sub:

Funding your Fantex account can be done in one of three ways — electronic transfer (most common), wire transfer (quickest) or sending in a check “by snail mail”. All you have to do is choose the one that works best for you.

Title:

No minimums required.

Sub:

There’s no minimum requirement to fund your account. Just make sure you’ve got enough money in there to cover your order (including fees) before hitting that “buy” or “reserve” button.

Title:

A Few Days and You’re Good to Go.

Sub:

The time it takes for funds to hit your account depends on the funding method. For electronic transfers, money should show up in 4-5 business days.  Wire transfers will usually show up within 1 business day.

Title:

No fees to fund.

Sub:

We don’t charge any fees to fund your Fantex account. However, depending on what method you select, your bank might. Check with them to make sure.

Title:

Electronic transfer vs. wire transfer.

Sub:

The key difference between the two are speed and const. Electronic transfers may take a few days but are cheaper (in most cases free). Wire transfers are fast, often within the same day but typically have a fee charged by your bank.

Legend:

This offering is highly speculative and the securities involve a high degree of risk. Investing in a Fantex, Inc. tracking stock should only be considered by persons who can afford the loss of their entire investment.  Fantex Inc. has currently entered into only one brand contract with Arian Foster, an NFL football player. The images on this website depicting other sports are intended to illustrate sports played by athletes that Fantex, Inc.

may pursue to enter into brand contracts. Fantex, Inc. intends to enter into additional brand contracts and issue additional tracking stocks to finance the acquisition of its minority interest in those brands. There is no assurance that Fantex, Inc. will offer additional tracking stocks to reflect the economic performance of brands that play any of the sports depicted on the website. The offering of additional tracking stock involves risk.

(Button) VIEW RISKS

* Each Fantex, Inc. tracking stock is intended to track and reflect the separate economic performance of a specific brand contract that Fantex, Inc. has signed with an athlete. However, holders of shares of a Fantex, Inc. tracking stock will have no direct investment in that brand contract, associated brand or athlete. Rather, an investment in a tracking stock will represent an ownership interest in Fantex, Inc. as a whole, which will expose holders to additional risks associated with any individual tracking series that Fantex, Inc. establishes and issues in the future. Each Fantex, Inc. tracking stock is only offered through Fantex Brokerage Services. Fantex Brokerage Services cannot assure you as to the development or liquidity of any trading market for these stocks.

Fantex, Inc. has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. This investment is complex, risky and speculative. Before you invest, you should read the prospectus in that registration statement and other documents Fantex, Inc. has filed with the SEC for more complete information about Fantex, Inc. and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, Fantex Inc., any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 866-315-3482. View the prospectus. This is not an offer to sell, nor a solicitation of an offer to buy, to residents of any state in which registration and other legal requirements have not been fulfilled.

Page: HOW IT WORKS — WITHDRAWING MONEY

Headline:

How It Works.

Headline:

Withdrawing money in your account.

Sub:

Just fill out a form and tell us where to send it. Electronic transfer or check, it’s up to you.

Headline:

Fees.

Sub:

Electronic transfers are free, and there is a fee on check requests.

Headline:

When you get the money in your account is up to you.

Sub:

Like depositing funds, getting them back depends on the method. The most common method of electronic transfer usually takes 4-5 business days.

Legend:

This offering is highly speculative and the securities involve a high degree of risk. Investing in a Fantex, Inc. tracking stock should only be considered by persons who can afford the loss of their entire investment.  Fantex Inc. has currently entered into only one brand contract with Arian Foster, an NFL football player. The images on this website depicting other sports are intended to illustrate sports played by athletes that Fantex, Inc. may pursue to enter into brand contracts. Fantex, Inc. intends to enter into additional brand contracts and issue additional tracking stocks to finance the acquisition of its minority interest in those brands. There is no assurance that Fantex, Inc. will offer additional tracking stocks to reflect the economic performance of brands that play any of the sports depicted on the website. The offering of additional tracking stock involves risk.

(Button) VIEW RISKS

* Each Fantex, Inc. tracking stock is intended to track and reflect the separate economic performance of a specific brand contract that Fantex, Inc. has signed with an athlete. However, holders of shares of a Fantex, Inc. tracking stock will have no direct investment in that brand contract, associated brand or athlete. Rather, an investment in a tracking stock will represent an ownership interest in Fantex, Inc. as a whole, which will expose holders to additional risks associated with any individual tracking series that Fantex, Inc. establishes and issues in the future. Each Fantex, Inc. tracking stock is only offered through Fantex Brokerage Services. Fantex Brokerage Services cannot assure you as to the development or liquidity of any trading market for these stocks.

Fantex, Inc. has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. This investment is complex, risky and speculative. Before you invest, you should read the prospectus in that registration statement and other documents Fantex, Inc. has filed with the SEC for more complete information about Fantex, Inc. and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, Fantex Inc., any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 866-315-3482. View the prospectus. This is not an offer to sell, nor a solicitation of an offer to buy, to residents of any state in which registration and other legal requirements have not been fulfilled.

Page: SAMPLE ACCOUNT PAGES — SIGN UP PAGE

Headline:

WE’RE THE FIRST REGISTERED TRADING PLATFORM THAT LETS YOU INVEST IN STOCK LINKED TO THE VALUE AND PERFORMANCE OF A PRO ATHLETE BRAND*.

Title:

Sign Up For Fantex

<Your Email>

< State of Residence>

(Button) Sign Up

Sub:

By clicking the sign up button you agree to our Privacy and Customer Identification policies.

Institutions interested in learning more about opening an account at Fantex Brokerage Services should send their inquiries to: institutions@fantex.com

Bullets:

Title:

Is it Real Stock?

Sub:

Yes, this is a tracking stock being offered pursuant to a registration statement that has been filed with the Securities and Exchange Commission (SEC).  Every share you buy on Fantex represents ownership in the series of common stock of Fantex, Inc. that is linked to the economic performance and value of the brand of a professional athlete — such as income earned from contracts, endorsements and appearance fees.

Title:

What is Fantex, Inc?

Sub:

Fantex, Inc. creates a unique brand building platform for athletes to increase the reach and engagement of their brand. Fantex, Inc. signs a contract with an athlete to acquire a minority interest in their brand and builds a plan with a goal to increase its value, leveraging Fantex, Inc.’s marketing expertise.

Title:

More Details About Fantex, Inc. Tracking Stock

Sub:

To finance the acquisition of the contracts, Fantex, Inc. intends to offer equity securities in Fantex, Inc. and establish a tracking stock linked to the separate economic performance and value of the brand associated with the tracking stock — such as income earned from contracts, endorsements and appearance fees. Fantex, Inc. will typically attribute 95% of the acquired brand income under the brand contract to the tracking stock. In addition Fantex, Inc. will attribute to the brand certain expenses of Fantex, Inc. including in certain cases specified expenses related to other tracking stocks that may be issued in the future. Holders of shares of a tracking stock will have no direct investment in the business or assets attributed to the brand contract, associated brand or athlete. Rather an investment in a tracking stock will represent an ownership interest in Fantex, Inc. as a whole.

Title:

Is it Real Money?

Sub:

The dollars, accounts, trades, risks and rewards here are all very real. At Fantex, you can buy and sell shares of Fantex, Inc. stock linked to the value and performance of a brand of a pro athlete. It’s a real marketplace with real money. However, because you can only trade Fantex, Inc. tracking stocks on this platform, there is no assurance as to the development or liquidity of any trading market.

(Button) Learn More About Fantex

Legend:

This offering is highly speculative and the securities involve a high degree of risk. Investing in a Fantex, Inc. tracking stock should only be considered by persons who can afford the loss of their entire investment.  Fantex Inc. has currently entered into only one brand contract with Arian Foster, an NFL football player. The images on this website depicting other sports are intended to illustrate sports played by athletes that Fantex, Inc. may pursue to enter into brand contracts. Fantex, Inc. intends to enter into additional brand contracts and issue additional tracking stocks to finance the acquisition of its minority interest in those brands. There is no assurance that Fantex, Inc. will offer additional tracking stocks to reflect the economic performance of brands that play any of the sports depicted on the website. The offering of additional tracking stock involves risk.

(Button) VIEW RISKS

* Each Fantex, Inc. tracking stock is intended to track and reflect the separate economic performance of a specific brand contract that Fantex, Inc. has signed with an athlete. However, holders of shares of a Fantex, Inc. tracking stock will have no direct investment in that brand contract, associated brand or athlete. Rather, an investment in a tracking stock will represent an ownership interest in Fantex, Inc. as a whole, which will expose holders to additional risks associated with any individual tracking series that Fantex, Inc. establishes and issues in the future. Each Fantex, Inc. tracking stock is only offered through Fantex Brokerage Services. Fantex Brokerage Services cannot assure you as to the development or liquidity of any trading market for these stocks.

Fantex, Inc. has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. This investment is complex, risky and speculative. Before you invest, you should read the prospectus in that registration statement and other documents Fantex, Inc. has filed with the SEC for more complete information about Fantex, Inc. and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, Fantex Inc., any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 866-315-3482. View the prospectus. This is not an offer to sell, nor a solicitation of an offer to buy, to residents of any state in which registration and other legal requirements have not been fulfilled.

Page: SAMPLE ACCOUNT PAGES — WELCOME

Step 1: Get Started  ✓  Step 2: Account Information  ✓  Step 3: Review and Agree ✓

Headline:

WELCOME TO FANTEX!

Sub:

In order to place a reservation for an IPO or purchase a Fantex, Inc. security you must first fund your account.

Funding your account can be done in 1 of 3 ways.

Title:

Bank Transfer

Sub:

Most Common

(button) Fund Your Account

4-5 Business Days

No Fee

Deposit From Home

Title:

Wire Transfer

Sub:

Fastest Method

(button) Fund Your Account

1 Business Days

Applicable Fees May Apply

Deposit From The Bank

Title:

Mail A Check

Sub:

Traditional

(button) Fund Your Account

7-10 Business Days

No Fees

Send VIA U.S. Mail

Or

(Hyperlink) Fund Your Account Later

Legend:

This offering is highly speculative and the securities involve a high degree of risk. Investing in a Fantex, Inc. tracking stock should only be considered by persons who can afford the loss of their entire investment.  Fantex Inc. has currently entered into only one brand contract with Arian Foster, an NFL football player. The images on this website depicting other sports are intended to illustrate sports played by athletes that Fantex, Inc. may pursue to enter into brand contracts. Fantex, Inc. intends to enter into additional brand contracts and issue additional tracking stocks to finance the acquisition of its minority interest in those brands. There is no assurance that Fantex, Inc. will offer additional tracking stocks to reflect the economic performance of brands that play any of the sports depicted on the website. The offering of additional tracking stock involves risk.

(Button) VIEW RISKS

* Each Fantex, Inc. tracking stock is intended to track and reflect the separate economic performance of a specific brand contract that Fantex, Inc. has signed with an athlete. However, holders of shares of a Fantex, Inc. tracking stock will have no direct investment in that brand contract, associated brand or athlete. Rather, an investment in a tracking stock will represent an ownership interest in Fantex, Inc. as a whole, which will expose holders to additional risks associated with any individual tracking series that Fantex, Inc. establishes and issues in the future. Each Fantex, Inc. tracking stock is only offered through Fantex Brokerage Services. Fantex Brokerage Services cannot assure you as to the development or liquidity of any trading market for these stocks.

Fantex, Inc. has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. This investment is complex, risky and speculative. Before you invest, you should read the prospectus in that registration statement and other documents Fantex, Inc. has filed with the SEC for more complete information about Fantex, Inc. and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, Fantex Inc., any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 866-315-3482. View the prospectus. This is not an offer to sell, nor a solicitation of an offer to buy, to residents of any state in which registration and other legal requirements have not been fulfilled.

Page: SAMPLE ACCOUNT PAGES — PORTFOLIO NO FUNDS

(Personalized Information)

(Information Box)

Total Portfolio Value

$0.00   0.00   0.00%

Tue, Oct 15, 2013 5:35 PM EDT

Headline:

ANDREW’S PORTFOLIO

Sub:

Here is the Fantex, Inc. stock you own

Title:

Portfolio Overview

(Personalized Information)

Stock Value: $0.00

Cash Balance: $0.00

Portfolio Value: $0.00

Your Buying Power is: $0.00 — Add Funds

Title:
Open Orders (Table)
Fantex, Inc. Stock	Details	Status

You currently don’t have any open orders.

Explore Stock

Title:

Getting Started

Sub:

In order to place a reservation for an IPO or purchase a Fantex, Inc. stock you must first fund your account. Click the button below to get started.

(Button) Fund your account

Legend:

This offering is highly speculative and the securities involve a high degree of risk. Investing in a Fantex, Inc. tracking stock should only be considered by persons who can afford the loss of their entire investment.  Fantex Inc. has currently entered into only one brand contract with Arian Foster, an NFL football player. The images on this website depicting other sports are intended to illustrate sports played by athletes that Fantex, Inc. may pursue to enter into brand contracts. Fantex, Inc. intends to enter into additional brand contracts and issue additional tracking stocks to finance the acquisition of its minority interest in those brands. There is no assurance that Fantex, Inc. will offer additional tracking stocks to reflect the economic performance of brands that play any of the sports depicted on the website. The offering of additional tracking stock involves risk.

(Button) VIEW RISKS

* Each Fantex, Inc. tracking stock is intended to track and reflect the separate economic performance of a specific brand contract that Fantex, Inc. has signed with an athlete. However, holders of shares of a Fantex, Inc. tracking stock will have no direct investment in that brand contract, associated brand or athlete. Rather, an investment in a tracking stock will represent an ownership interest in Fantex, Inc. as a whole, which will expose holders to additional risks associated with any individual tracking series that Fantex, Inc. establishes and issues in the future. Each Fantex, Inc. tracking stock is only offered through Fantex Brokerage Services. Fantex Brokerage Services cannot assure you as to the development or liquidity of any trading market for these stocks.

Fantex, Inc. has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. This investment is complex, risky and speculative. Before you invest, you should read the prospectus in that registration statement and other documents Fantex, Inc. has filed with the SEC for more complete information about Fantex, Inc. and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, Fantex Inc., any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 866-315-3482. View the prospectus. This is not an offer to sell, nor a solicitation of an offer to buy, to residents of any state in which registration and other legal requirements have not been fulfilled.

Page: SAMPLE ACCOUNT PAGES — PORTFOLIO WITH FUNDS

(Personalized Information)

(Information Box)

Total Portfolio Value

$1,000.00 0.00 0.00%

Tue, Oct 15, 2013 5:35 PM EDT

Headline:

AARON’S PORTFOLIO

Sub:

Here is the Fantex, Inc. stock you own

Title:

Portfolio Overview

(Personalized Information)

Stock Value $0.00

Cash Balance $1,000.00

Portfolio Value $1,000.00

Your Buying Power is: $1,000.00

Title:
Title:
Open Orders (Table)
Fantex, Inc. Stock	Details	Status

You currently don’t have any open orders.

Explore Stock

Title:

Your funds are available.

Sub:

Your account is now funded and available for use.

Title:

What’s next?

Sub:

Now that your account is funded, you have the ability to buy a Fantex, Inc. Stock or reserve shares in a Fantex, Inc. IPO. To get started, check out the Explore Stock page to find an investment you might be interested in.

Legend:

This offering is highly speculative and the securities involve a high degree of risk. Investing in a Fantex, Inc. tracking stock should only be considered by persons who can afford the loss of their entire investment.  Fantex Inc. has currently entered into only one brand contract with Arian Foster, an NFL football player. The images on this website depicting other sports are intended to illustrate sports played by athletes that Fantex, Inc. may pursue to enter into brand contracts. Fantex, Inc. intends to enter into additional brand contracts and issue additional tracking stocks to finance the acquisition of its minority interest in those brands. There is no assurance that Fantex, Inc. will offer additional tracking stocks to reflect the economic performance of brands that play any of the sports depicted on the website. The offering of additional tracking stock involves risk.

(Button) VIEW RISKS

* Each Fantex, Inc. tracking stock is intended to track and reflect the separate economic performance of a specific brand contract that Fantex, Inc. has signed with an athlete. However, holders of shares of a Fantex, Inc. tracking stock will have no direct investment in that brand contract, associated brand or athlete. Rather, an investment in a tracking stock will represent an ownership interest in Fantex, Inc. as a whole, which will expose holders to additional risks associated with any individual tracking series that Fantex, Inc. establishes and issues in the future. Each Fantex, Inc. tracking stock is only offered through Fantex Brokerage Services. Fantex Brokerage Services cannot assure you as to the development or liquidity of any trading market for these stocks.

Fantex, Inc. has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. This investment is complex, risky and speculative. Before you invest, you should read the prospectus in that registration statement and other documents Fantex, Inc. has filed with the SEC for more complete information about Fantex, Inc. and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, Fantex Inc., any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 866-315-3482. View the prospectus. This is not an offer to sell, nor a solicitation of an offer to buy, to residents of any state in which registration and other legal requirements have not been fulfilled.

Page: EXPLORE STOCK

Headline:

EXPLORE STOCK

Title:

Upcoming IPO

(Information Box)

Title:

Fantex Arian Foster

Sub-Title

IPO Reservations Now Open

Sub:

This stock is intended to track and reflect the separate economic performance of a specific brand contract that Fantex, Inc. has signed with an athlete. This is not a direct investment in that athlete or brand contract. It represents an ownership interest in Fantex, Inc. Fantex cannot assure you as to the development or liquidity of any trading market for this stock.

IPO Price	Estimate Closing	Shares Being Offered
10.00	TBD	1,055,000

Legend:

This offering is highly speculative and the securities involve a high degree of risk. Investing in a Fantex, Inc. tracking stock should only be considered by persons who can afford the loss of their entire investment.  Fantex Inc. has currently entered into only one brand contract with Arian Foster, an NFL football player. The images on this website depicting other sports are intended to illustrate sports played by athletes that Fantex, Inc. may pursue to enter into brand contracts. Fantex, Inc. intends to enter into additional brand contracts and issue additional tracking stocks to finance the acquisition of its minority interest in those brands. There is no assurance that Fantex, Inc. will offer additional tracking stocks to reflect the economic performance of brands that play any of the sports depicted on the website. The offering of additional tracking stock involves risk.

(Button) VIEW RISKS

* Each Fantex, Inc. tracking stock is intended to track and reflect the separate economic performance of a specific brand contract that Fantex, Inc. has signed with an athlete. However, holders of shares of a Fantex, Inc. tracking stock will have no direct investment in that brand contract, associated brand or athlete. Rather, an investment in a tracking stock will represent an ownership interest in Fantex, Inc. as a whole, which will expose holders to additional risks associated with any individual tracking series that Fantex, Inc. establishes and issues in the future. Each Fantex, Inc. tracking stock is only offered through Fantex Brokerage Services. Fantex Brokerage Services cannot assure you as to the development or liquidity of any trading market for these stocks.

Fantex, Inc. has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. This investment is complex, risky and speculative. Before you invest, you should read the prospectus in that registration statement and other documents Fantex, Inc. has filed with the SEC for more complete information about Fantex, Inc. and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, Fantex Inc., any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 866-315-3482. View the prospectus. This is not an offer to sell, nor a solicitation of an offer to buy, to residents of any state in which registration and other legal requirements have not been fulfilled.

Page: SAMPLE TRACKING STOCK PAGES—OVERVIEW (COMING SOON)

(Banner)

Reservation Period is Opening Soon

Headline:

FANTEX ARIAN FOSTER

Sub:

This stock is intended to track and reflect the separate economic performance of a specific brand contract that Fantex, Inc. has signed with an athlete. This is not a direct investment in that athlete or brand contract. It represents an ownership interest in Fantex, Inc. Fantex cannot assure you as to the development or liquidity of any trading market for this stock.

(Banner)

IPO Price/10.00      Estimated Closing/TBD      Shares Available/1,055,000

Underwriter/Fantex Brokerage Services, LLC     Qualified Independent

Underwriter/Stifel, Nicolaus & Company, Incorporated

Title:

About Fantex, Inc.

Sub:

Fantex, Inc. is a brand acquisition, marketing and brand development company whose focus is on acquiring minority interests in the income associated with the brands of professional athletes, entertainers and other high-profile individuals and assisting such individuals in enhancing the reach and value of their respective brands. Fantex, Inc. intends to focus its business on the following core areas:

Title:

The Brand

Sub-Title:

Evaluation

Sub:

Prior to entering into a brand contract, Fantex, Inc. conducts a detailed evaluation of the contract party and the brand to determine whether, in its opinion, they would be a suitable brand with the potential to generate significant brand income. Fantex, Inc. considers a brand to be a distillation of a complex set of associations people make with respect to an individual, including performance, appearance, history and personal story, products or services they are associated with, public statements or positions on matters of public concern, how an individual acts or the image they project to the world. Fantex, Inc. seeks brands that convey images and associations that Fantex, Inc. believes will be recognized and valued in the market place.

Sub-Title:

Acquisition

Sub:

Fantex, Inc. believes it has extensive industry contacts among the board of directors, employees, consultants and advisors of our company and affiliates, which it will utilize to access individuals and brands that meet its criteria. Through our contacts, Fantex, Inc. seeks to establish working relationships with these brands and their key advisors to begin the process of educating them about Fantex, Inc.’s business and the benefits of a brand contract and a continuing relationship. Fantex, Inc. enters into an arm’s-length negotiation primarily to finalize a purchase price, the percentage of acquired brand income and the scope of brand income, including whether or not there would be any specific exclusions.

Title:

Enhancing Brand Income

Sub-Title:

Increasing Brand Reach and Consumer Engagement

Sub:

Fantex, Inc. intends to build a portfolio of brands and enhance the value of these acquired brands via technology and leveraging the company’s marketing, advertising and strategic partnering expertise in collaboration with the contract parties. Fantex, Inc. believes that developing a diverse portfolio of global brands will enable the company to increase brand reach across its portfolio and allow the company to provide unique insights that contract parties may employ to increase consumer awareness of their brands and Fantex, Inc.’s brands more generally. Fantex, Inc. expects to leverage its expertise to assist and supplement the company’s contract parties’ efforts to extend the reach of their brands across multiple marketing mediums, including broadcast, print and digital.

Sub-Title:

Monetization of the Brand

Sub:

In addition to Fantex, Inc.’s services intended to help optimize the reach of the brand and consumer engagement, the company intends to provide advice to contract parties based on its experience that would aid them in obtaining more attractive terms in their negotiations with future sponsors. Fantex, Inc. believes that building critical mass with a portfolio of brands will enable the company to generate meaningful data based on the brands and the continual monitoring of the marketplace, including best practices with respect to consumer engagement and other critical drivers of brand value as well as data on demographic metrics and other data relative to brands and their performance. Fantex, Inc. believes that this information and our marketing insights will assist its contract parties to more accurately evaluate their brand value in the marketplace and potentially increase future endorsement payments and brand longevity.

Title:

About Fantex, Inc. Tracking Stock

Sub:

A Fantex, Inc. tracking stock is intended to reflect the separate economic performance of a brand. Fantex, Inc. will attribute the following assets and liabilities to a brand:

Bullet:

95% of the brand income acquired pursuant to the brand contract entered into between Fantex, Inc. and an individual athlete or high-profile individual. Brand income can consist of income earned pursuant to an athlete’s playing contract and related income received from activities such as endorsement or broadcasting;

Bullet:

Any and all of our liabilities, costs and expenses incurred by Fantex, Inc. after the offering of a tracking stock that are directly attributable to the brand, such as direct costs arising out of the promotion of the brand or arising out of or related to the maintenance and enforcement of the brand contract;

Bullet:

A pro rata share of our general liabilities, costs and expenses not directly attributable to any specific tracking series (calculated based on attributable brand income). Attributable expenses would include, for example, a pro rata portion of the service fee Fantex, Inc. pays to its parent pursuant to the management agreement between Fantex, Inc. and its parent company (5% of Fantex Inc.’s cash receipts).

Sub:

Holders of shares of a Fantex Inc. tracking stock will have no direct investment in the businesses or assets attributable to the brand linked to the tracking stock. Rather, an investment in a Fantex, Inc. tracking stock will represent an ownership interest in Fantex, Inc. as a whole.

Title:

Fantex, Inc. Board of Directors

Sub:

The Fantex, Inc. board is comprised of seven directors including Dave Beirne, Chairman and Buck French, CEO.  The five directors below are “independent” directors per NASDAQ standards.

Sub-Title:

Director

Terdema Ussery

President and Chief Executive Officer of the Dallas Mavericks

Sub:

Terdema is currently the President and Chief Executive Officer of the Dallas Mavericks and previously served as Chief Executive Officer of HDNet LLC. Terdema also serves as an Alternate Governor for the Mavericks on the NBA Board of Governors. Terdema received a B.A from Princeton’s Woodrow Wilson School of Public and International Affairs, an M.P.A from John F. Kennedy School of Government at Harvard University and a J.D. from the University of California at Berkeley in 1987.

Sub-Title:

Director

John H. Costello

President, Global Marketing & Innovation at Dunkin’ Brands Group

Sub:

John is currently the President, Global Marketing and Innovation, for Dunkin’ Brands Group, Inc. He has global responsibility for Dunkin’ Donuts and Baskin Robbins advertising, marketing, consumer engagement, digital, social and loyalty initiatives, sports and entertainment marketing, consumer and business intelligence and field marketing. John has served as Executive Vice President of Merchandising and Marketing at The Home Depot, Senior Executive Vice President of Sears, CEO of MVP.com, Chief Global Marketing Officer of Yahoo! and President and COO of Nielsen Marketing Research U.S.

Sub-Title:

Director

Ronald Machtley

President Bryant University

Sub:

Ronald is currently the President of Bryant University and was previously a Republican member of the United States House of Representatives from Rhode Island. Ronald also currently serves on the boards of directors of Amica Insurance Company, Cranston Print Works, Inc., Rhode Island Foundation and Preservation Society of Newport, among other organizations. Ronald received a B.S. from the United States Naval Academy and a J.D. from Suffolk University Law School.

Sub-Title:

Director

Shahan Soghikian

Co-Founder & Managing Director of Panorama Capital

Sub:

Shahan is a co-founder and Managing Director of Panorama Capital, a venture capital firm, which invests in early to mid-stage technology and life sciences companies. Shahan began his investment career when he joined JPMorgan Partners in 1990, where he most recently served as head of its venture capital program until the formation of Panorama in 2006. Shahan received a B.A. in Biology from Pitzer College and an M.B.A from the UCLA Anderson School of Management.

Sub-Title:

Director

C. William Hosler

Chief Financial Officer and Director of Catellus Acquisition Company LLC

Sub:

Bill brings to the Board significant experience in investment and finance, as well as his experience as a Chief Financial Officer of a publicly traded company. He currently serves as Chief Financial Officer and a director of Catellus Acquisition Company, LLC. Bill has held CFO positions at Marcus & Millichap Holding Companies, Mirion Technologies, Catellus Development Corporation, and Morgan Stanley Real Estate Funds. Bill received a B.S. in Chemical Engineering from the University of Notre Dame and an M.B.A from the University of Virginia.

Legend:

This offering is highly speculative and the securities involve a high degree of risk. Investing in a Fantex, Inc. tracking stock should only be considered by persons who can afford the loss of their entire investment.  Fantex Inc. has currently entered into only one brand contract with Arian Foster, an NFL football player. The images on this website depicting other sports are intended to illustrate sports played by athletes that Fantex, Inc. may pursue to enter into brand contracts. Fantex, Inc. intends to enter into additional brand contracts and issue additional tracking stocks to finance the acquisition of its minority interest in those brands. There is no assurance that Fantex, Inc. will offer additional tracking stocks to reflect the economic performance of brands that play any of the sports depicted on the website. The offering of additional tracking stock involves risk.

(Button) VIEW RISKS

* Each Fantex, Inc. tracking stock is intended to track and reflect the separate economic performance of a specific brand contract that Fantex, Inc. has signed with an athlete. However, holders of shares of a Fantex, Inc. tracking stock will have no direct investment in that brand contract, associated brand or athlete. Rather, an investment in a tracking stock will represent an ownership interest in Fantex, Inc. as a whole, which will expose holders to additional risks associated with any individual tracking series that Fantex, Inc. establishes and issues in the future. Each Fantex, Inc. tracking stock is only offered through Fantex Brokerage Services. Fantex Brokerage Services cannot assure you as to the development or liquidity of any trading market for these stocks.

Fantex, Inc. has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. This investment is complex, risky and speculative. Before you invest, you should read the prospectus in that registration statement and other documents Fantex, Inc. has filed with the SEC for more complete information about Fantex, Inc. and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, Fantex Inc., any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 866-315-3482. View the prospectus. This is not an offer to sell, nor a solicitation of an offer to buy, to residents of any state in which registration and other legal requirements have not been fulfilled.

Page: SAMPLE TRACKING STOCK PAGES—BRAND CONTRACT

(Banner)

Reservation Period is Opening Soon

Headline:

FANTEX ARIAN FOSTER

Sub:

This stock is intended to track and reflect the separate economic performance of a specific brand contract that Fantex, Inc. has signed with an athlete. This is not a direct investment in that athlete or brand contract. It represents an ownership interest in Fantex, Inc. Fantex cannot assure you as to the development or liquidity of any trading market for this stock.

(Banner)

IPO Price/10.00      Estimated Closing/TBD      Shares Available/1,055,000

Underwriter/Fantex Brokerage Services, LLC     Qualified Independent

Underwriter/Stifel, Nicolaus & Company, Incorporated

Title:

Brand Contract (Information updated as of October 17, 2013)

Sub:

The information below is a summary of currently effective contracts of Arian Foster that are included in his brand income, as defined in the contract between Arian Foster and Fantex, Inc. Fantex, Inc. has acquired a 20% interest in Arian Foster’s brand income as defined in the contract with Fantex, Inc. View the Prospectus.

Title:

Included Contract

Counterparty	Type of Contract	Product Category
Houston Texans	NFL Player Contracts	N/A
Under Armour Inc.	Endorsement	Retail Clothing and Equipment
Kroger Texas LP	Endorsement	Grocery
ProCamps, Ltd.	Endorsement	Sports Camps
Gamebreaker Sports LLC	Endorsement	Sports Memorabilia
Health Warrior, Inc.	Endorsement	Superfoods
Saatchi and Saatchi North America, Inc.	Commercial	Automotive
Pro Player Merch LLC	Licensed Apparel	Retail Clothing and Equipment
First Pick Productions LLC	Performer Daily Contract (Acting)	N/A

Title:

Brand Income Definition for Arian Foster

Sub:

Brand Income as defined in the brand contract between Fantex, Inc. and Arian foster is the gross monies that Arian Foster receives from and after February 28, 2013 generally as a result of his skills and brand, including salary and wages from being an NFL football player and related fields (including activities in a non-NFL football league), which consists of other compensation from his involvement in coaching, football camps, television or internet programming (with respect to which he either performs in the role of a professional or amateur football player, or performs as himself), radio (terrestrial or satellite), motion picture (solely to the extent Arian Foster appears as himself, such as in a documentary, or is an actor in a motion picture playing the role of himself or an amateur or professional football), literary works the subject of which is Arian Foster, publications, personal appearances, memorabilia signings and events, and the use of Arian Foster’s name, voice, likeness, biography or talents for purposes of advertising and trade, including without limitation sponsorships, endorsements, merchandising and appearances.

Income that is excluded from brand income consists of any revenues resulting from Arian Foster’s investments in stocks or other equity, bonds, commodities, derivatives or real estate, so long as such stocks or other equity, bonds, commodities, derivatives or real estate are not received by Arian Foster as compensation for activities (including licensing of rights) as a professional football player or related activities, any income received from employment, services rendered or other activities not related to professional football, any reasonable reimbursement of incidental expenses actually incurred by Arian Foster, including without limitation, travel, lodging, per diem and other incidental expenses, or the value of any such items paid by a third party on Arian Foster’s behalf, certain future pension and benefit payments under the NFL-NFLPA Collective Bargaining Agreement, or CBA, except that income deferred pursuant to Article 26, Section 6 of such CBA shall not be deemed to be future pension payments and as such, shall be included in brand income; merchandise, services or service plans or merchandise, service or service plan credit that is immaterial in the overall context of the applicable endorsements deal, and the following specifically excluded income:

•                  Income derived from: motion pictures and television (unless, in each case, Arian Foster either performs in the role of a professional or amateur football player, or performs as himself), music (including writing, recording, publishing, artist management, touring), children’s books, and any and all merchandising and exploitation rights relating to any of these foregoing excluded categories;

•                  Any and all cash or other consideration, in any form whatsoever, received by Arian Foster from the following entities (or their affiliates as of February 28, 2013): (A) Fuse Science, Inc. and (B) Mobli Media Inc.;

•                  $6.25 million received by Arian Foster in March 2013 as the final payment to him from the Texans for his signing bonus from the March 5, 2012 contract with the Texans; or

•                  Any merchandise credit (or value thereof) payable to Arian Foster pursuant to the agreement, dated effective as of March 1, 2012, between Arian Foster and Under Armour, Inc. and any merchandise credit of the same or lesser value in any renewals, extensions or amendments and/or restatements thereof.

Legend:

This offering is highly speculative and the securities involve a high degree of risk. Investing in a Fantex, Inc. tracking stock should only be considered by persons who can afford the loss of their entire investment.  Fantex Inc. has currently entered into only one brand contract with Arian Foster, an NFL football player. The images on this website depicting other sports are intended to illustrate sports played by athletes that Fantex, Inc. may pursue to enter into brand contracts. Fantex, Inc. intends to enter into additional brand contracts and issue additional tracking stocks to finance the acquisition of its minority interest in those brands. There is no assurance that Fantex, Inc. will offer additional tracking stocks to reflect the economic performance of brands that play any of the sports depicted on the website. The offering of additional tracking stock involves risk.

(Button) VIEW RISKS

* Each Fantex, Inc. tracking stock is intended to track and reflect the separate economic performance of a specific brand contract that Fantex, Inc. has signed with an athlete. However, holders of shares of a Fantex, Inc. tracking stock will have no direct investment in that brand contract, associated brand or athlete. Rather, an investment in a tracking stock will represent an ownership interest in Fantex, Inc. as a whole, which will expose holders to additional risks associated with any individual tracking series that Fantex, Inc. establishes and issues in the future. Each Fantex, Inc. tracking stock is only offered through Fantex Brokerage Services. Fantex Brokerage Services cannot assure you as to the development or liquidity of any trading market for these stocks.

Fantex, Inc. has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. This investment is complex, risky and speculative. Before you invest, you should read the prospectus in that registration statement and other documents Fantex, Inc. has filed with the SEC for more complete information about Fantex, Inc. and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, Fantex Inc., any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 866-315-3482. View the prospectus. This is not an offer to sell, nor a solicitation of an offer to buy, to residents of any state in which registration and other legal requirements have not been fulfilled.

Page: SAMPLE TRACKING STOCK PAGES — BRAND INFO

(Banner)

Reservation Period is Opening Soon

Headline:

FANTEX ARIAN FOSTER

Sub:

This stock is intended to track and reflect the separate economic performance of a specific brand contract that Fantex, Inc. has signed with an athlete. This is not a direct investment in that athlete or brand contract. It represents an ownership interest in Fantex, Inc. Fantex cannot assure you as to the development or liquidity of any trading market for this stock.

(Banner)

IPO Price/10.00       Estimated Closing/TBD          Shares Available/1,055,000

Underwriter/Fantex Brokerage Services, LLC            Qualified Independent

Underwriter/Stifel, Nicolaus & Company, Incorporated

Title:

About the Brand (Information Updated as of October 17, 2013)

Sub:

Arian Foster is a running back for the Houston Texans, or the Texans, in the NFL. He has been in the NFL since 2009. Arian Foster attended the University of Tennessee, where he was the starting running back for three seasons. Arian Foster went undrafted in the 2009 draft and signed with the Texans as an undrafted free agent. Arian Foster was born on August 24, 1986 and is 27 years old as of October 17, 2013. He currently lives in Houston, Texas with his wife, daughter and son.

Title:

Brand Positioning

Sub:

Fantex, Inc.’s vision for a brand identity for Arian Foster is to associate him as a ‘‘trailblazer.’’ Arian Foster is a modern-day professional athlete who wants to combine his on-field accomplishments with a desire and confidence to forge his own path in his off-field interests, including poetry, philosophy, humanitarian interests, music and acting. For example, Arian Foster recently appeared as himself on an episode of the television series Hawaii Five-O, and has also recently been cast as a professional running back in a new Kevin Costner film, Draft Day. Arian Foster is more interested in being interested than being known as interesting. By being the first athlete to sign a brand contract with us he is helping trailblaze a path for others and helping Fantex, Inc. in its mission to improve how athlete brands are defined and enhanced.

For complete description, please view the prospectus.

Legend:

This offering is highly speculative and the securities involve a high degree of risk. Investing in a Fantex, Inc. tracking stock should only be considered by persons who can afford the loss of their entire investment.  Fantex Inc. has currently entered into only one brand contract with Arian Foster, an NFL football player. The images on this website depicting other sports are intended to illustrate sports played by athletes that Fantex, Inc. may pursue to enter into brand contracts. Fantex, Inc. intends to enter into additional brand contracts and issue additional tracking stocks to finance the acquisition of its minority interest in those brands. There is no assurance that Fantex, Inc. will offer additional tracking stocks to reflect the economic performance of brands that play any of the sports depicted on the website. The offering of additional tracking stock involves risk.

(Button) VIEW RISKS

* Each Fantex, Inc. tracking stock is intended to track and reflect the separate economic performance of a specific brand contract that Fantex, Inc. has signed with an athlete. However, holders of shares of a Fantex, Inc. tracking stock will have no direct investment in that brand contract, associated brand or athlete. Rather, an investment in a tracking stock will represent an ownership interest in Fantex, Inc. as a whole, which will expose holders to additional risks associated with any individual tracking series that Fantex, Inc. establishes and issues in the future. Each Fantex, Inc. tracking stock is only offered through Fantex Brokerage Services. Fantex Brokerage Services cannot assure you as to the development or liquidity of any trading market for these stocks.

Fantex, Inc. has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. This investment is complex, risky and speculative. Before you invest, you should read the prospectus in that registration statement and other documents Fantex, Inc. has filed with the SEC for more complete information about Fantex, Inc. and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, Fantex Inc., any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 866-315-3482. View the prospectus. This is not an offer to sell, nor a solicitation of an offer to buy, to residents of any state in which registration and other legal requirements have not been fulfilled.

Page: SAMPLE IPO RESERVATION PAGES — CONFIRM RESERVATION

(Information Box)

Title:
IPO Shares:
Reservation for Fantex Arian Foster
Sub:
Prior to reserving 25 shares of Fantex Arian Foster, Fantex recommends that you review the prospectus. Fantex does not guarantee that your order will be filed.

IPO Price —.—	Shares Being Offered —	Estimated Closing —

Real Time                                        Mon, Feb 11, 2013, 11:07 AM EST — Fantex Market closes in 4 hrs 53 minutes

(Information Box)

Quantity:	25
Cost per Share:	—
Subtotal:	—

Estimated Total:	—

(Button) Confirm Reservation

Fantex, Inc. intends to enter into brand contracts with athletes, entertainers and other high profile individuals pursuant to which Fantex, Inc. will acquire a minority interest equal to a certain percentage of the income of the athlete, entertainer and high profile  individual receives after the contract date, subject to specific exceptions. To finance the acquisition of the contracts, Fantex, Inc. intends to offer equity securities in Fantex, Inc. and establishing a tracking stock linked to the separate economic performance and value of the brand associated to the tracking stock — such as income earned from contracts, endorsements and appearance fees. Fantex. Inc. will typically attribute 95% of the acquired brand income under the brand contract to the tracking stock. In addition Fantex, Inc. will attribute to the brand certain expenses of Fantex, Inc. including in certain cases specified expenses related to other tracking stocks that may be issued in the future. Holders of shares of a tracking stock will have no direct investment in the business or assets attributed to the brand contract, associated brand or athlete. Rather an investment in a tracking stock will represent an ownership interest in Fantex, Inc. as a whole.

Legend:

This offering is highly speculative and the securities involve a high degree of risk. Investing in a Fantex, Inc. tracking stock should only be considered by persons who can afford the loss of their entire investment.  Fantex Inc. has currently entered into only one brand contract with Arian Foster, an NFL football player. The images on this website depicting other sports are intended to illustrate sports played by athletes that Fantex, Inc.

may pursue to enter into brand contracts. Fantex, Inc. intends to enter into additional brand contracts and issue additional tracking stocks to finance the acquisition of its minority interest in those brands. There is no assurance that Fantex, Inc. will offer additional tracking stocks to reflect the economic performance of brands that play any of the sports depicted on the website. The offering of additional tracking stock involves risk.

(Button) VIEW RISKS

* Each Fantex, Inc. tracking stock is intended to track and reflect the separate economic performance of a specific brand contract that Fantex, Inc. has signed with an athlete. However, holders of shares of a Fantex, Inc. tracking stock will have no direct investment in that brand contract, associated brand or athlete. Rather, an investment in a tracking stock will represent an ownership interest in Fantex, Inc. as a whole, which will expose holders to additional risks associated with any individual tracking series that Fantex, Inc. establishes and issues in the future. Each Fantex, Inc. tracking stock is only offered through Fantex Brokerage Services. Fantex Brokerage Services cannot assure you as to the development or liquidity of any trading market for these stocks.

Fantex, Inc. has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. This investment is complex, risky and speculative. Before you invest, you should read the prospectus in that registration statement and other documents Fantex, Inc. has filed with the SEC for more complete information about Fantex, Inc. and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, Fantex Inc., any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 866-315-3482. View the prospectus. This is not an offer to sell, nor a solicitation of an offer to buy, to residents of any state in which registration and other legal requirements have not been fulfilled.

Page: SAMPLE IPO RESERVATION PAGES—RESERVATION RECEIPT

Headline:

IPO Reservation Has Been Made

Sub:

You reserved 10 shares of Fantex Arian foster at $10.00/share. Your reservation does not guarantee you’ll receive any or all of the shares requested.

(Button) View Transaction                                                (Button) View Your Portfolio

(Information Box)

10
Reserved IPO Shares

Title:
Receipt For Your IPO Reservation
Sub: (Table)

Shares Reserved:	10
Price Per Share:	10@$10.00
Subtotal:	$100.00

Total:	$100.00

Title:

What’s Next?

Sub:

Soon after the IPO reservation period ends we will allocate shares and you will be notified. Remember, if demand for the offering is higher than the number of shares being offered, you might not be allocated all, or any, of the shares you reserved. If demands for the offering is less than the number of shares being offered, Fantex, Inc. may cancel the offering, in which case you would not be allocated any of the shares you reserved and your money would be returned to your account.

You will be asked to reconfirm your reservation if either of the following occur:

•                  More than 15 days have elapsed since you submitted your reservation

•                  There is a material change to the prospectus

If you fail to re-confirm your reservation, it will be canceled.

After you place your reservation, you may modify or cancel your reservation at any time prior to acceptance by us. At least 8 hours prior to accepting your reservation, we will notify you that the registration statement has been declared effective.

Legend:

This offering is highly speculative and the securities involve a high degree of risk. Investing in a Fantex, Inc. tracking stock should only be considered by persons who can afford the loss of their entire investment.  Fantex Inc. has currently entered into only one brand contract with Arian Foster, an NFL football player. The images on this website depicting other sports are intended to illustrate sports played by athletes that Fantex, Inc. may pursue to enter into brand contracts. Fantex, Inc. intends to enter into additional brand contracts and issue additional tracking stocks to finance the acquisition of its minority interest in those brands. There is no assurance that Fantex, Inc. will offer additional tracking stocks to reflect the economic performance of brands that play any of the sports depicted on the website. The offering of additional tracking stock involves risk.

(Button) VIEW RISKS

* Each Fantex, Inc. tracking stock is intended to track and reflect the separate economic performance of a specific brand contract that Fantex, Inc. has signed with an athlete. However, holders of shares of a Fantex, Inc. tracking stock will have no direct investment in that brand contract, associated brand or athlete. Rather, an investment in a tracking stock will represent an ownership interest in Fantex, Inc. as a whole, which will expose holders to additional risks associated with any individual tracking series that Fantex, Inc. establishes and issues in the future. Each Fantex, Inc. tracking stock is only offered through Fantex Brokerage Services. Fantex Brokerage Services cannot assure you as to the development or liquidity of any trading market for these stocks.

Fantex, Inc. has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. This investment is complex, risky and speculative. Before you invest, you should read the prospectus in that registration statement and other documents Fantex, Inc. has filed with the SEC for more complete information about Fantex, Inc. and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, Fantex Inc., any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 866-315-3482. View the prospectus. This is not an offer to sell, nor a solicitation of an offer to buy, to residents of any state in which registration and other legal requirements have not been fulfilled.

Page: ABOUT US — FANTEX HOLDINGS — BOARD PHOTOS

Headline:

About Us

Sub:

Based in San Francisco, Fantex Brokerage Services (FBS) is the world’s first registered trading platform that lets you invest in Fantex, Inc. tracking stock linked to the value and performance of a professional athlete brand. Fantex Holdings is the parent company of both FBS and Fantex, Inc., is a brand building company, which purchases a minority interest in an athlete brand and works to increase the value of this brand. In order to fund the purchase, Fantex, Inc. develops a tracking stock that is linked to the economic performance of the brand. The tracking stock is to be offered pursuant to a registration statement filed with the Securities and Exchange Commission.

(Button) Press                                            (Button) Watch Video

Title:

The Team

Sub:

(Tab)                  Fantex Brokerage Services  (Selected Tab) Fantex Holdings

Title:

David Beirne

Sub:

Co-Founder and Chairman

(Picture)

Title:

Buck French

Sub:

Co-Founder and CEO

(Picture)

Title:

Dave Mullin

Sub:

Co-Founder and CFO

(Picture)

Title:

Rajneel Ganjoo

Sub:

VP Product Development

(Picture)

Title:

David Putnam

Sub:

VP Product Management

(Picture)

Title:

Ben Schecter

Sub:

VP Marketing

(Picture)

Title:

Bill Garvey

Sub:

Chief Legal Officer

(Picture)

BOARD & ADVISORS

Title:

David Beirne

Sub:

Co-Founder and Chairman

(Picture)

Title:

Buck French

Sub:

Co-Founder and CEO

(Picture)

Title:

John Elway

Sub:

Director

(Picture)

Title:

Bruce Dunlevie

Sub:

Director

(Picture)

Title:

Josh Levine

Sub:

Director

(Picture)

Title:

Kerry Kittles

Sub:

Director

(Picture)

Title:

Colonel Gregory A. Gadson

Sub:

Director

(Picture)

Title:

Eric Bechtel

Sub:

Advisor

(Picture)

Title:

Ben Utt

Sub:

Advisor

(Picture)

Title:

Quinten C. Stevens

Sub:

Advisor

(Picture)

Legend:

This offering is highly speculative and the securities involve a high degree of risk. Investing in a Fantex, Inc. tracking stock should only be considered by persons who can afford the loss of their entire investment.  Fantex Inc. has currently entered into only one brand contract with Arian Foster, an NFL football player. The images on this website depicting other sports are intended to illustrate sports played by athletes that Fantex, Inc. may pursue to enter into brand contracts. Fantex, Inc. intends to enter into additional brand contracts and issue additional tracking stocks to finance the acquisition of its minority interest in those brands. There is no assurance that Fantex, Inc. will offer additional tracking stocks to reflect the economic performance of brands that play any of the sports depicted on the website. The offering of additional tracking stock involves risk.

(Button) VIEW RISKS

* Each Fantex, Inc. tracking stock is intended to track and reflect the separate economic performance of a specific brand contract that Fantex, Inc. has signed with an athlete. However, holders of shares of a Fantex, Inc. tracking stock will have no direct investment in that brand contract, associated brand or athlete. Rather, an investment in a tracking stock will represent an ownership interest in Fantex, Inc. as a whole, which will expose holders to additional risks associated with any individual tracking series that Fantex, Inc. establishes and issues in the future. Each Fantex, Inc. tracking stock is only offered through Fantex Brokerage Services. Fantex Brokerage Services cannot assure you as to the development or liquidity of any trading market for these stocks.

Fantex, Inc. has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. This investment is complex, risky and speculative. Before you invest, you should read the prospectus in that registration statement and other documents Fantex, Inc. has filed with the SEC for more complete information about Fantex, Inc. and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, Fantex Inc., any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 866-315-3482. View the prospectus. This is not an offer to sell, nor a solicitation of an offer to buy, to residents of any state in which registration and other legal requirements have not been fulfilled.

Page: ABOUT US — FANTEX HOLDINGS — BOARD BIOS

Headline:

About Us

Sub:

Based in San Francisco, Fantex Brokerage Services (FBS) is the world’s first registered trading platform that lets you invest in Fantex, Inc. tracking stock linked to the value and performance of a professional athlete brand. Fantex Holdings is the parent company of both FBS and Fantex, Inc., is a brand building company, which purchases a minority interest in an athlete brand and works to increase the value of this brand. In order to fund the purchase, Fantex, Inc. develops a tracking stock that is linked to the economic performance of the brand. The tracking stock is to be offered pursuant to a registration statement filed with the Securities and Exchange Commission.

(Button) Press                                            (Button) Watch Video

Headline:

The Team

Sub:

(Tab)                  Fantex Brokerage Services  (Selected Tab) Fantex Holdings

Title:

David Beirne

Sub:

Co-Founder and Chairman

Dave is the Chairman of the Board of Directors of Fantex, Inc. He was a General Partner at Benchmark Capital, investors in eBay, Juniper and Twitter and co-founded and served as CEO of Ramsey/Beirne Associates, Inc. an executive search firm. Dave received a B.S. in Business Administration and Management from Bryant University and brings to the Board his extensive recruiting, management, and operational experience.

Title:

Buck French

Sub:

Co-Founder and CEO

Buck serves as our Chief Executive Officer and a Co-Founder of Fantex, Inc. Buck brings to Fantex, Inc. his extensive management, business development, financial and strategic planning experience. Previously, Buck founded and served as CEO of Onlink, which sold to Siebel systems. He then built and ran Siebel Systems eCommerce business unit. He was also CEO & Chairman of Securify and led its sale to Secure Computing. Buck holds an MBA from Harvard University and a BS in Economics and General Engineering from West Point.

Title:

Dave Mullin

Sub:

Co-Founder and CFO

Dave serves as our Chief Financial Officer and has more than 20 years of experience providing strategic direction, organizational and financial management at high-tech firms. He has been CFO at Become, Inc.; CFO at OnLink; CFO at NPTest during its IPO and subsequent sale; and CFO & CIO at Smart Modular. Dave is a California Certified Public Accountant and received a B.A. in Business Administration from San Francisco State University.

Title:

Rajneel Ganjoo

Sub:

VP Product Development

Rajneel serves as our VP of Product Development and brings to Fantex his expertise in building financial, social, and mobile consumer products and services. Prior to Fantex, he was Co-Founder and VP of Products at StreetOwl Inc. He has also been Senior Director of Consumer Technology at GreenRoad Inc.; Head of Technology Architecture at E*Trade Financial and Co-Founder of Sonatype Inc. He holds an MBA from the UC Berkeley Haas School of Business.

Title:

David Putnam

Sub:

VP Product Mangement

David serves as our VP of Product Management and has more than 15 years experience delivering internet and software applications to consumers and enterprises. He previously worked as VP of Product Management at StockTwits. He has also served as Head of Product Management at Yahoo! Finance, which became the largest finance destination on the Internet based on unique visitors. David has an MBA from the Santa Clara University Leavey School of Business.

Title:

Ben Schecter

Sub:

VP Marketing

Ben serves as our VP of Marketing and brings to Fantex his background of digital consumer marketing and sports industry expertise. He previously led product marketing for HomeAway.com, focusing on driving adoption of revenue producing products. Prior to HomeAway, Ben led marketing for Yahoo! Sports, driving growth in both traffic and fantasy sports usage and revenue. Ben holds an MBA in marketing from the UCLA Anderson School of Business and Bachelor of Arts in Sports Management from the University of Mighigan.

Title:

Bill Garvey

Sub:

Chief Legal Officer

Bill Garvey nearly 20 years of experience providing strategic legal advice, with an emphasis on securities law, commercial transactions and corporate governance, to public emerging growth companies in Silicon Valley. He has been the General Counsel at IPass, Inc., ShoreTel, Inc., Rackable Systems, Inc. (now Silicon Graphics International Corp.) and Actuate Corporation. He helped both Rackable Systems and Actuate complete their initial public offerings. Bill holds a B.S. in Applied Sciences and Engineering from West Point and J.D. from Stanford Law School.

Title:

David Beirne

Sub:

Co-Founder and Chairman Dave is the Chairman of the Board of Directors of Fantex Holdings. He was a General Partner at Benchmark Capital, investors in eBay, Juniper and Twitter and co-founded and served as CEO of Ramsey/Beirne Associates, Inc. an executive search firm. Dave received a B.S. in Business Administration and Management from Bryant University and brings to the Board his extensive recruiting, management, and operational experience.

Title:

Buck French

Sub:

Co-Founder and CEO

Buck serves as our Chief Executive Officer and a Co-Founder of Fantex. Buck brings to Fantex his extensive management, business development, financial and strategic planning experience. Previously, Buck founded and served as CEO of Onlink, which sold to Siebel systems. He then built and ran Siebel Systems eCommerce business unit. He was also CEO & Chairman of Securify and led its sale to Secure Computing. Buck holds an MBA from Harvard University and a BS in Economics and General Engineering from West Point.

Title:

John Elway

Sub:

Director

John Elway currently serves as Executive Vice President of Football Operations for the Denver Broncos. The Pro Football Hall of Fame Quarterback oversees all football operations initiatives, including player acquisitions. As in his 16-year playing career with the Broncos, which included 5 Super Bowl appearances and 2 Super Bowl Championships, John as executive brings a spirited and positive approach to the organization.

Title:

Bruce Dunlevie

Sub:

Director

Bruce is a 20-year veteran of venture capital with an expertise in high-tech investing. He is a General Partner at Benchmark Capital. He has also been a general partner at Merrill, Pickard, Anderson & Eyre (MPAE). Before MPAE, Bruce founded and ran the personal computer division at Everex Systems. He holds an MBA from the Stanford Graduate School of Business.

Title:

Josh Levine

Sub:

Director

Josh served as CTO/COO at E*Trade from 1999 to 2006. He has also been Director & Global Head of Equities Technology at Deutsche Bank; CEO of ESP Technologies; and CTO/Senior Member of IT Operating Committee at Morgan Stanley. He has been named in InfoWorld’s list of 25 most influential CTOs and CIO magazine’s CIO 100.

Title

Kerry Kittles

Sub:

Director

Kerry is a former NBA player who currently works as a part-time scout for the NJ nets. During his seven seasons with the Nets, Kerry became the team’s All-Time 3 Point Shooter. He was a first round pick in the 1996 NBA draft. He accumulated 15 all-time career records at Villanova, including lead scorer. He holds an MBA from Villanova University’s School of Business.

Title:

Colonel Gregory A. Gadson

Sub:

Advisor

Colonel Gadson is a decorated United States War Hero with Bronze Stars and a Purple Heart. He is currently Commander of Fort Belvoire, VA, overseeing more than 50,000 military personnel. Gadson played football for four years at West Point and holds Masters Degrees in Information Systems and Policy Management from Webster University. He was named Co-Captain of the New York Giants 2007 NFL Super Bowl XLII winning team and most recently stared in the feature film Battleship.

Title:

Eric Bechtel

Sub:

Advisor

Eric is currently President of IdeaQuest, LLC. He has more than 25 years experience developing and implementing integrated marketing, sales and promotional programs in the sports, media, technology & entertainment industries. Previously, he was Founder/Managing Director of Rule 1.02 Marketing, which he sold to International Sports Management in 2011; he also worked as SVP of Sales at SFX Sports Group was VP/Partner at Integrated Sports International. He holds a Masters Degree in Sports Management from Ohio University and a BS in Actuarial Science from UConn, where he played football.

Title

Ben Utt

Sub:

Advisor

Ben is managing director of the US Institutional Sales & Service team and an executive vice president of Invesco Distributors, Inc. During his eight year NFL Career, he was a guard for the Baltimore and Indianapolis Colts. He holds a BA in Industrial Management from the Georgia Institute of Technology.

Title:

Quinten C. Stevens

Sub:

Advisor

Quinten brings more than 25 years of executive experience in hedge fund management, banking, equity capital markets and principal trading management. He is the Founder and CIO of Stevens Asset Management LLC, and has held leadership positions at Wachovia Securities, J.P. Morgan, Citi Salomon Smith Barney, and Bear Stearns. He holds an MBA in Finance from NYU, Stern School of Business and a Bachelor of Commerce Honors from the University of Natal in South Africa.

Legend:

This offering is highly speculative and the securities involve a high degree of risk. Investing in a Fantex, Inc. tracking stock should only be considered by persons who can afford the loss of their entire investment.  Fantex Inc. has currently entered into only one brand contract with Arian Foster, an NFL football player. The images on this website depicting other sports are intended to illustrate sports played by athletes that Fantex, Inc. may pursue to enter into brand contracts. Fantex, Inc. intends to enter into additional brand contracts and issue additional tracking stocks to finance the acquisition of its minority interest in those brands. There is no assurance that Fantex, Inc. will offer additional tracking stocks to reflect the economic performance of brands that play any of the sports depicted on the website. The offering of additional tracking stock involves risk.

(Button) VIEW RISKS

* Each Fantex, Inc. tracking stock is intended to track and reflect the separate economic performance of a specific brand contract that Fantex, Inc. has signed with an athlete. However, holders of shares of a Fantex, Inc. tracking stock will have no direct investment in that brand contract, associated brand or athlete. Rather, an investment in a tracking stock will represent an ownership interest in Fantex, Inc. as a whole, which will expose holders to additional risks associated with any individual tracking series that Fantex, Inc. establishes and issues in the future. Each Fantex, Inc. tracking stock is only offered through Fantex Brokerage Services. Fantex Brokerage Services cannot assure you as to the development or liquidity of any trading market for these stocks.

Fantex, Inc. has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. This investment is complex, risky and speculative. Before you invest, you should read the prospectus in that registration statement and other documents Fantex, Inc. has filed with the SEC for more complete information about Fantex, Inc. and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, Fantex Inc., any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 866-315-3482. View the prospectus. This is not an offer to sell, nor a solicitation of an offer to buy, to residents of any state in which registration and other legal requirements have not been fulfilled.

Page: ABOUT US — FBS — BOARD PHOTOS

Headline:

About Us

Sub:

Based in San Francisco, Fantex Brokerage Services (FBS) is the world’s first registered trading platform that lets you invest in Fantex, Inc. tracking stock linked to the value and performance of a professional athlete brand. Fantex Holdings is the parent company of both FBS and Fantex, Inc., is a brand building company, which purchases a minority interest in an athlete brand and works to increase the value of this brand. In order to fund the purchase, Fantex, Inc. develops a tracking stock that is linked to the economic performance of the brand. The tracking stock is to be offered pursuant to a registration statement filed with the Securities and Exchange Commission.

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Title:

The Team

Sub:

(Selected Tab)  Fantex Brokerage Services  (Tab) Fantex Holdings

Title:

John Rodin

Sub:

President

(Picture)

Title:

Marco Pellini

Sub:

VP Trading and Operations

(Picture)

Title:

J. Micah Glick

Sub:

Chief Compliance Officer

(Picture)

Title:

Ted Monohon

Sub:

Chief Financial Officer

(Picture)

Legend:

This offering is highly speculative and the securities involve a high degree of risk. Investing in a Fantex, Inc. tracking stock should only be considered by persons who can afford the loss of their entire investment.  Fantex Inc. has currently entered into only one brand contract with Arian Foster, an NFL football player. The images on this website depicting other sports are intended to illustrate sports played by athletes that Fantex, Inc. may pursue to enter into brand contracts. Fantex, Inc. intends to enter into additional brand contracts and issue additional tracking stocks to finance the acquisition of its minority interest in those brands. There is no assurance that Fantex, Inc. will offer additional tracking stocks to reflect the economic performance of brands that play any of the sports depicted on the website. The offering of additional tracking stock involves risk.

(Button) VIEW RISKS

* Each Fantex, Inc. tracking stock is intended to track and reflect the separate economic performance of a specific brand contract that Fantex, Inc. has signed with an athlete. However, holders of shares of a Fantex, Inc. tracking stock will have no direct investment in that brand contract, associated brand or athlete. Rather, an investment in a tracking stock will represent an ownership interest in Fantex, Inc. as a whole, which will expose holders to additional risks associated with any individual tracking series that Fantex, Inc. establishes and issues in the future. Each Fantex, Inc. tracking stock is only offered through Fantex Brokerage Services. Fantex Brokerage Services cannot assure you as to the development or liquidity of any trading market for these stocks.

Fantex, Inc. has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. This investment is complex, risky and speculative. Before you invest, you should read the prospectus in that registration statement and other documents Fantex, Inc. has filed with the SEC for more complete information about Fantex, Inc. and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, Fantex Inc., any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 866-315-3482. View the prospectus. This is not an offer to sell, nor a solicitation of an offer to buy, to residents of any state in which registration and other legal requirements have not been fulfilled.

Page: ABOUT US — FBS — BOARD BIOS

Headline:

About Us

Sub:

Based in San Francisco, Fantex Brokerage Services (FBS) is the world’s first registered trading platform that lets you invest in Fantex, Inc. tracking stock linked to the value and performance of a professional athlete brand. Fantex Holdings is the parent company of both FBS and Fantex, Inc., is a brand building company, which purchases a minority interest in an athlete brand and works to increase the value of this brand. In order to fund the purchase, Fantex, Inc. develops a tracking stock that is linked to the economic performance of the brand. The tracking stock is to be offered pursuant to a registration statement filed with the Securities and Exchange Commission.

(Button) Press                                            (Button) Watch Video

Title:

The Team

Sub:

(Selected Tab)  Fantex Brokerage Services  (Tab) Fantex Holdings

Title:

John Rodin

Sub:

John serves as the President of Fantex Brokerage Services. John brings more than 15 years of Wall Street experience. Most recently, he was Co-President of Glenview Capital Management, currently a $6B long/short hedge fund in New York. He held multiple roles over more than 10 years at Glenview, including Analyst and Director of Research. Prior to Glenview, John worked at Goldman, Sachs & Co. in the Investment Banking and Equities Divisions. John has a BA, magna cum lade, from Columbia Univiersity.

Title:

Marco Pellini

Sub:

VP Trading and Operations

Marco Pellini has more than 20 years of Wall Street and online brokerage experience in the retail and institutional space, with expertise in electronic trading, brokerage operations, and market structure.  He has held several senior level positions within the industry including President & COO of E*Trade Capital Markets, VP of Trading at E*Trade Securities, and Managing Director of Surge Trading. Marco has a B.S. in Finance from the University of San Francisco.

Title:

J. Micah Glick

Sub:

Chief Compliance Officer

Micah serves as the Chief Compliance Officer and In-House Counsel of Fantex Brokerage Services. Micah has more than 20 years of experience in the Broker Deal industry at small, medium and large broker dealers and across divers securities instruments. Prior to Fantex Brokerage Services, Micah was the Chief Compliance Officer at Cutler Group and Montgomery & Company. Micah has a law degree from Emory University in Atlanta. He is a member of the California and Georgia bars.

Title:

Ted Monohon

Sub:

Chief Financial Officer

Ted brings more than 25 years of financial management experience to Fantex Brokerage Services. Prior to this role, Ted served as Vice President of Finance for Become, Inc., where he oversaw the accounting and finance organization through several rounds of financing and international expansion. He has also held accounting positions at PaymentOne Corporation as Corporate Controller as well as several financial management positions at Wells Fargo Bank and Bank of Hawaii in the Internet Banking, Trust & Wealth Management, and Investment areas. Ted is a certified public accountant, and he holds a BA in Accounting from the Rochester Institute of Technology.

Legend:

This offering is highly speculative and the securities involve a high degree of risk. Investing in a Fantex, Inc. tracking stock should only be considered by persons who can afford the loss of their entire investment.  Fantex Inc. has currently entered into only one brand contract with Arian Foster, an NFL football player. The images on this website depicting other sports are intended to illustrate sports played by athletes that Fantex, Inc. may pursue to enter into brand contracts. Fantex, Inc. intends to enter into additional brand contracts and issue additional tracking stocks to finance the acquisition of its minority interest in those brands. There is no assurance that Fantex, Inc. will offer additional tracking stocks to reflect the economic performance of brands that play any of the sports depicted on the website. The offering of additional tracking stock involves risk.

(Button) VIEW RISKS

* Each Fantex, Inc. tracking stock is intended to track and reflect the separate economic performance of a specific brand contract that Fantex, Inc. has signed with an athlete. However, holders of shares of a Fantex, Inc. tracking stock will have no direct investment in that brand contract, associated brand or athlete. Rather, an investment in a tracking stock will represent an ownership interest in Fantex, Inc. as a whole, which will expose holders to additional risks associated with any individual tracking series that Fantex, Inc. establishes and issues in the future. Each Fantex, Inc. tracking stock is only offered through Fantex Brokerage Services. Fantex Brokerage Services cannot assure you as to the development or liquidity of any trading market for these stocks.

Fantex, Inc. has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. This investment is complex, risky and speculative. Before you invest, you should read the prospectus in that registration statement and other documents Fantex, Inc. has filed with the SEC for more complete information about Fantex, Inc. and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, Fantex Inc., any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 866-315-3482. View the prospectus. This is not an offer to sell, nor a solicitation of an offer to buy, to residents of any state in which registration and other legal requirements have not been fulfilled.

Page: PRESS

Headline:

About Us

Sub:

Based in San Francisco, Fantex Brokerage Services (FBS) is the world’s first registered trading platform that lets you invest in Fantex, Inc. tracking stock linked to the value and performance of a professional athlete brand. Fantex Holdings is the parent company of both FBS and Fantex, Inc., is a brand building company, which purchases a minority interest in an athlete brand and works to increase the value of this brand. In order to fund the purchase, Fantex, Inc. develops a tracking stock that is linked to the economic performance of the brand. The tracking stock is to be offered pursuant to a registration statement filed with the Securities and Exchange Commission.

(Button) Watch Video

Press Releases

Media

Title:

Media Contact

Sub:

Howard Solomon

Finn Partners

Phone: (415) 272-0767

Email: Howard.solomon@finnpartners.com

Gabriella Asmus

Finn Partners

Phone: (415) 348-2721

Email: gabriella.asmus@finnpartners.com

Title:

Assets

Sub:

(Button) Fantex Fact Sheet

(Button) Fantex Logos

Legend:

This offering is highly speculative and the securities involve a high degree of risk. Investing in a Fantex, Inc. tracking stock should only be considered by persons who can afford the loss of their entire investment.  Fantex Inc. has currently entered into only one brand contract with Arian Foster, an NFL football player. The images on this website depicting other sports are intended to illustrate sports played by athletes that Fantex, Inc.

may pursue to enter into brand contracts. Fantex, Inc. intends to enter into additional brand contracts and issue additional tracking stocks to finance the acquisition of its minority interest in those brands. There is no assurance that Fantex, Inc. will offer additional tracking stocks to reflect the economic performance of brands that play any of the sports depicted on the website. The offering of additional tracking stock involves risk.

(Button) VIEW RISKS

* Each Fantex, Inc. tracking stock is intended to track and reflect the separate economic performance of a specific brand contract that Fantex, Inc. has signed with an athlete. However, holders of shares of a Fantex, Inc. tracking stock will have no direct investment in that brand contract, associated brand or athlete. Rather, an investment in a tracking stock will represent an ownership interest in Fantex, Inc. as a whole, which will expose holders to additional risks associated with any individual tracking series that Fantex, Inc. establishes and issues in the future. Each Fantex, Inc. tracking stock is only offered through Fantex Brokerage Services. Fantex Brokerage Services cannot assure you as to the development or liquidity of any trading market for these stocks.

Fantex, Inc. has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. This investment is complex, risky and speculative. Before you invest, you should read the prospectus in that registration statement and other documents Fantex, Inc. has filed with the SEC for more complete information about Fantex, Inc. and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, Fantex Inc., any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 866-315-3482. View the prospectus. This is not an offer to sell, nor a solicitation of an offer to buy, to residents of any state in which registration and other legal requirements have not been fulfilled.

Page: VIEW RISKS

An investor should carefully consider all of the information set forth in the prospectus and, in particular, the information under the heading “Risk Factors” prior to making an investment in the Fantex Arian Foster tracking stock. These risks include, among others, the following:

Summary of Risks

Risks Relating to Fantex, Inc.’s Limited Operating History, Financial Position and Capital Needs

•  Fantex, Inc. has incurred significant losses since its inception and anticipates that it will continue to incur losses in the future.

• Fantex, Inc. has a very limited operating history, which may make it difficult for an investor to evaluate the success of Fantex, Inc. business to date and to assess Fantex, Inc.’s future viability.   Fantex Inc.’s business model also requires it to make substantial upfront payments to Fantex Inc.’s contract parties in exchange for rights to future payments.

• To date, Fantex, Inc. has not generated any revenues or cash flow from any brand contract, and following completion of this offering, Fantex, Inc.’s brand contract with Arian Foster will represent Fantex, Inc.’s only source of revenue or cash flow.  Fantex, Inc. may not receive the cash amounts that it expects, or any at all, from its brand contract with Arian Foster or from any future brand contracts and it may never generate sufficient revenue to become profitable.

• Fantex, Inc.’s strategy depends in large part on its ability to build a robust platform of brands by entering into additional brand contracts. Even if Fantex, Inc. completes the offering of Series Arian Foster, Fantex, Inc. may not be able to enter into additional brand contracts in the future, or enter into the number of additional brand contracts that Fantex, Inc. anticipates would be necessary to support its business model.

• Fantex, Inc. will need to obtain additional funding to acquire additional brands and it may also need additional funding to continue operations. If Fantex, Inc. fails to obtain the necessary financing, or fails to become profitable or is unable to sustain profitability on a continuing basis, then Fantex, Inc.be unable to continue its operations at planned levels and Fantex, Inc. may be forced to significantly delay, scale back or discontinue its operations.

Risks Relating to Fantex, Inc.’s Brand Contracts and its Business

• Fantex, Inc.’s principal source of cash flow for the foreseeable future will be derived from its brand contracts.

• Fantex, Inc. does not have any experience managing brand contracts and it does not have any historical performance data about its brand contracts.

• Fantex, Inc.’s cash flows under its brand contracts will depend upon the continued satisfactory performance of the related contract party, and it does not have any rights to require the contract party to take any actions to attract or maintain or otherwise generate brand income.

• The contract party is neither Fantex, Inc.’s affiliate, nor a director, officer or employee of Fantex, Inc. and owes no fiduciary duties to Fantex, Inc. or any of Fantex, Inc.’s stockholders. The contract party has no obligation to enhance the value of the brand or disclose harmful information to the stockholders.

• Profitability of Fantex, Inc.’s brand contracts may also depend upon the contract party’s ability to attract and maintain endorsements and attract and maintain other brand income generating activities.

• Brand income may decrease due to factors outside the control of the contract party, such as an injury, illness, medical condition or death of the contract party, or due to other factors such as public scandal or other reputational harm to the contract party. In any such event, it is likely that the brand income with respect to such brand contract will not return to its prior levels or may cease completely.

• The contract party or other third parties may refuse or fail to make payments to Fantex, Inc. under the brand contracts.

• Fantex, Inc.’s brand contracts are not secured by any collateral or guaranteed or insured by any third party other than the contract party, and an investor must rely on Fantex, Inc. to pursue remedies against the contract party in the event of any default.

• The brand contract does not restrict the contract party from incurring unsecured or secured debt, nor does it impose any other financial restrictions on the contract party.

• The financial and other information that Fantex, Inc. obtains from the contract party or other third parties may be inaccurate and may not accurately reflect the true financial position of the contract party, and the risk of default on the brand contract may be significant and may be higher than Fantex, Inc. anticipates.

• Our due diligence procedures may not reveal all relevant information of a targeted brand acquisition and may result in an inaccurate assessment of the projected value of an acquired brand.

• The valuation of Fantex, Inc.’s brand contracts and expected ABI (Aquired Brand Income) requires it to make material assumptions that may ultimately prove to be incorrect. In such an event, Fantex, Inc. could suffer significant losses that could materially and adversely affect Fantex, Inc.’s results of operations.

• Failure of a contract party to adequately protect their intellectual property could injure the value of the contract party’s brand.

• Fantex, Inc.’s cash received under brand contracts may fluctuate due to seasonality.

• An economic downturn and adverse economic conditions may harm a contract party’s earning potential.

• Fantex, Inc.’s ability to increase the value of any of its brands may be limited and its investment in the promotion of any of its brands may cause the market value of its stock to decline.

• Confidentiality agreements with employees and others may not adequately prevent disclosures of Fantex, Inc. proprietary information and confidential information of the contract party.

• Changes in government policy, legislation or regulatory or judicial interpretations could hinder or prevent Fantex, Inc.’s ability to conduct its business operations, including by hindering or preventing its ability to enforce its brand contracts or conduct offerings of tracking series.

• The leagues, team owners, players associations, endorsement partners, elected officials or others may take actions that could restrict Fantex, Inc.’s ability or make it more costly for us to enter into future brand contracts.

• Fantex, Inc. is dependent on its management team, and the loss of any key member of this team may prevent it from implementing Fantex, Inc.’s business plan in a timely manner, or at all.

Risks Relating to Arian Foster

• Arian Foster’s NFL player contract is a significant portion of the current amounts Fantex, Inc. would receive under his brand contract.

• The value of Arian Foster Brand is dependent upon the performance of, and to a lesser extent, the popularity of Arian Foster in the NFL.

• The profitability of Arian Foster’s brand contract is substantially dependent upon Arian Foster’s ability to enter into at least one additional multi-year NFL player contract on economic terms that are comparable to his existing NFL player contract, and, to a lesser extent, on his ability to successfully attract and retain endorsements during his playing career and thereafter in excess of amounts he has attracted historically and/or generate other brand income after his playing career.

• Fantex, Inc’s ability to increase the value of any of the Arian Foster Brand may be limited and Fantex, Inc’s investments in the promotion of any of the Arian Foster Brand may cause the market value of the stock to decline.

• Arian Foster may suffer from an injury, illness or a medical condition; any injuries, illnesses or medical conditions of Arian Foster may affect the amounts received by Fantex, Inc. under the brand contract.

• Future negative publicity could damage Arian Foster’s reputation and impair the value of his brand.

• Arian Foster could be negatively affected by an NFL work stoppage.

• Arian Foster could be negatively affected by current and future rules of the NFL.

• There could be a decline in the popularity of the NFL and/or the team on which Arian Foster plays in the NFL, or a decline in Arian Foster’s popularity.

Risks Relating to Fantex, Inc.’s Tracking Stock Structure

• There are numerous risks you should be aware of with respect to how Fantex, Inc. intends to structure its business and its proposed tracking stock structure.

• A specified portion of the ABI associated with each of its brand contracts will be attributed to Fantex, Inc’s platform common stock rather than the associated tracking series. Therefore each of Fantex, Inc’s tracking series will only partially reflect the economic performance of the associated brand contract and other assets and expenses of the associated brand.

• As a series of Fantex, Inc’s common stock, any of its tracking series will be subject to the risk associated with an investment in Fantex as a whole and, as such, will be subject to all risks associated with an investment in Fantex, Inc. and all of its tracking series brands, assets and liabilities.

• Holders of any of Fantex, Inc. tracking series would be exposed to additional risk associated with any additional tracking series that is established and issued in the future.

• The Fantex, Inc. board of directors will have discretion to reattribute assets and liabilities of any tracking series brand without the approval of our holders of that tracking series brand.

• The risk profile of the shares of the Fantex Series Arian Foster could be materially and adversely impacted by any additional brand contracts entered into subsequent to an investment in the Fantex Series Arian Foster.

• The market price of Fantex, Inc’s tracking series may not reflect the intrinsic value or performance of the associated tracking series brand.

• The market price of Fantex, Inc’s tracking series may be more volatile than other publicly traded common stock because of Fantex, Inc’s unique capital structure.

• The market price of any Fantex tracking series may not reflect the performance of the associated tracking series brand. Holders of Fantex tracking series will be common stockholders of Fantex as a whole and, as such, will be subject to all risks associated with an investment in Fantex and all of our tracking series brands, assets and liabilities.

• Fantex, Inc’s capital structure may create conflicts of interest for Fantex, Inc’s board of directors and management, which could have a material adverse effect on the market value of any of Fantex, Inc’s tracking series.

• Fantex, Inc.’s parent, Fantex Holdings as a holder of Fantex, Inc’s platform common stock, will have control over key decision making as a result of their control over a majority of Fantex, Inc’s voting stock.

• Ownership of Fantex, Inc’s platform common stock by its parent company and any of Fantex, Inc’s officers or directors, may create, or appear to create, conflicts of interest with holders of Fantex Series Arian Foster.

• Fantex, Inc’s officers and directors may have a conflict of interest or appear to have a conflict since almost all of Fantex, Inc’s officers and directors are also officers and directors of Fantex Holdings.

• Fantex, Inc’s capital structure may decrease the amounts available for the payment of dividends to holders of Fantex, Inc’s tracking series.

• Fantex, Inc’s board of directors has the ability to change Fantex, Inc’s attribution policies at any time without a vote of Fantex, Inc’s stockholders, which may adversely affect the market value of Fantex Series Arian Foster.

• You may not have any remedies under Delaware law if the actions of our directors or officers adversely affect the market value of any of our tracking series.

• Fantex, Inc. may dispose of the Arian Foster Brand without your approval

• Holders of any of our tracking series may not be adequately compensated if we sell all or substantially all of the assets of the associated tracking series brand.

• Holders of our tracking series may receive less consideration upon a sale of the assets attributed to the associated tracking series brand than if that brand were a separate company.

• In the event of a liquidation of Fantex, Inc., holders of any of any of the Fantex, Inc. tracking series will not have a priority with respect to the assets attributed to the associated tracking series brand remaining for distribution to stockholders.

• Fantex, Inc’s board of directors may, in its sole discretion, elect to convert any of Fantex, Inc’s tracking series into Fantex, Inc’s platform common stock, thereby changing the nature of an investor’s investment and possibly diluting an investor’s economic interest in Fantex, Inc. or creating market uncertainty regarding the nature of the investment, any of which could result in a loss in value to holders of Fantex, Inc’s tracking series.

• Fantex, Inc.’s capital structure may inhibit beneficial acquisition offers.

• Certain provisions of Fantex, Inc.’s amended and restated certificate of incorporation and amended and restated by laws may discourage, delay or prevent a change in control of Fantex, Inc. that a stockholder may consider favorable.

• Fantex, Inc’s amended and restated certificate of incorporation designates the Court of Chancery of the State of Delaware as the sole and exclusive forum for certain types of actions and proceedings that may be initiated by our stockholders, which could limit our stockholders’ ability to obtain a favorable judicial forum for disputes with Fantex, Inc. or its directors, officers or employees.

Risks Relating to this Offering, the Offering Process and the Fantex Platform

• Fantex Series Arian Foster is a highly risky and speculative investment. Only investors who can bear the loss of their entire investment should purchase shares of Fantex Series Arian Foster.

• The offering of Fantex Series Arian Foster may not be completed.

• There is no current trading market for Fantex Series Arian Foster or any other series of Fantex, Inc’s capital stock and if a trading market does not develop, purchasers of  Fantex Series Arian Foster may not be able to sell, or may have difficulty selling, their shares.

• Certain underwriters have conflicts of interest with respect to this offering.

• Fantex Series Arian Foster is not a ‘‘covered security,’’ or otherwise exempt from the ‘‘blue sky’’ securities laws governing sales and purchases of Fantex Series Arian Foster in each of the fifty states, and therefore Fantex, Inc. must register in each state in which offers and sales will be made.

• State securities laws may limit secondary trading, which may restrict the states in which and conditions under which an investor can sell shares of  Fantex Series Arian Foster.

• Fantex, Inc. expects that this offering will primarily attract individual investors, and therefore Fantex Inc.’s initial public offering price may not be sustainable if and when trading begins, and the price of Fantex Series Arian Foster could decline rapidly and significantly.

• Investors should not expect to sell Fantex, Inc. shares for a profit shortly after Fantex Series Arian Foster begins trading.

• If you purchase Fantex, Inc. common stock in this offering, you will incur immediate dilution in the book value of your shares, on an as converted to platform common stock basis.

• Fantex, Inc. intends to issue additional tracking series, which would reduce then-existing investors’ percentage of ownership in Fantex and may dilute Fantex, Inc’s share value. If analysts or commentators publish or establish target prices for Fantex Series Arian Foster that are below the initial public offering price or then current trading market price of the Fantex, Inc. shares, the price of the shares of Fantex Series Arian Foster may fall.

• The price of Fantex Series Arian Foster might fluctuate significantly, and you could lose all or part of your investment.

• Transaction costs for trades on the FBS ATS could decrease the liquidity of an investor’s investment in Fantex Series Arian Foster and could reduce or eliminate any positive return on an investor’s investment in Fantex Series Arian Foster.

• Fantex, Inc’ may be subject to securities litigation, which is expensive and could divert management attention.

• If a blog post published about Fantex, Inc in August 2013 were held to be in violation of the Securities Act of 1933, Fantex, Inc. could be required to repurchase securities sold in this offering. You should rely only on statements made in this prospectus in determining whether to purchase Fantex, Inc. shares.

• Fantex, Inc is an “emerging growth company” and it cannot be certain if the reduced disclosure requirements applicable to emerging growth companies will make shares of Fantex Series Arian Foster less attractive to investors.

• Fantex, Inc’s compliance burdens and costs will be significant as a result of operating as a public company, particularly as a result of Fantex, Inc’s tracking stock structure. Fantex, Inc’s management will be required to devote substantial time to compliance matters.

• Noncompliance with laws and regulations may impair our ability to arrange or service the brand contracts.

• If Fantex Series Arian Foster is not treated as a class of common stock of Fantex, Inc. adverse federal income tax consequences will result.

Risks Relating to Fantex, Inc.’s Affiliate, Fantex Brokerage Services (“FBS”), and the FBS ATS

• To own or trade Fantex Series Arian Foster, an investor must have a brokerage account with FBS and Fantex Series Arian Foster will be traded in the secondary market only through the FBS ATS.

• The securities settlement process at FBS exposes it to certain risks specific to broker-dealers that clear their own trades, which include greater sanctions for errors vis-a-vis brokers that outsource these functions to third-party providers.

• The FBS website and the FBS ATS are each operated on computer hardware that is currently located in a third-party Web hosting facility and there may be interruptions or delays in service that are out of FBS’s or the third party’s control, which may result in an inability to sell an investor’s shares.

• If security measures at the FBS website and the FBS ATS are breached and unauthorized access is obtained to a customer’s data, the FBS ATS may be perceived as not being secure and customers may curtail or stop trading on the platform.

• FBS’s insurance coverage may be inadequate or expensive to cover the losses resulting from any lawsuits or breaches of security.

• Failure to maintain technological capabilities, flaws in existing technology, difficulties in upgrading FBS’s technology platform or the introduction of a competitive platform could have a material change adverse effect on FBS’s business.

• Regulatory developments and FBS’s failure to comply with regulations could adversely affect FBS’s business by increasing its costs and exposure to litigation, affecting FBS’s reputation and making its business less profitable.

• FBS is subject to various regulatory ownership requirements, which, if not complied with, could result in the restriction of the ongoing conduct of its business.